FREE WRITING PROSPECTUS FILED PURSUANT TO RULE 433 REGISTRATION STATEMENT NO.: 333-172143

August 8, 2011 FREE WRITING PROSPECTUS STRUCTURAL AND COLLATERAL TERM SHEET $1,398,457,485 (Approximate Total Mortgage Pool Balance) $878,920,000 (Approximate Offered Certificates)
DBUBS 2011-LC3

Deutsche Mortgage & Asset Receiving Corporation
Depositor

German American Capital Corporation
UBS Real Estate Securities Inc.
Ladder Capital Finance LLC
Starwood Property Mortgage Sub-2-A, L.L.C. and Affiliates
Sponsors and Mortgage Loan Sellers

Deutsche Bank Securities		UBS Investment Bank
Joint Bookrunning Managers and Co-Lead Managers

Ladder Capital Securities	J.P. Morgan	Nomura Securities International, Inc.

Co-Managers

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

DBUBS 2011-LC3 Mortgage Trust

Capitalized terms used but not defined herein have the meanings assigned to them in the other Free Writing Prospectus dated August 8, 2011, relating to the offered certificates (hereinafter referred to as the “Free Writing Prospectus”).

KEY FEATURES OF SECURITIZATION

Key Features:		Pooled Collateral Facts(2):

Joint Bookrunner & Co-Lead	Deutsche Bank Securities Inc.	Initial Outstanding Pool Balance:	$1,398,457,485
Managers:	UBS Securities LLC	Number of Mortgage Loans:	43
Co-Managers:	Ladder Capital Securities LLC
	J.P. Morgan Securities LLC	Number of Mortgaged Properties:	64
	Nomura Securities International, Inc.	Average Mortgage Loan Cut-off Date Balance:	$32,522,267
Mortgage Loan Sellers:	German American Capital Corporation* (“GACC”)	Average Mortgaged Property Cut-off Date Balance:	$21,850,898
	(42.4%), UBS Real Estate Securities Inc.	Weighted Avg Mortgage Loan U/W NCF DSCR:	1.71x
	(“UBSRES”) (33.8%), Ladder Capital Finance LLC
	(“LCF”) (12.7%) and Starwood Property Mortgage	Range of Mortgage Loan U/W NCF DSCR:	1.21x - 3.47x
	Sub-2-A, L.L.C. and affiliates (“STWD”) (11.0%)	Weighted Avg Mortgage Loan Cut-off Date LTV:	58.0%
	*An indirect wholly owned subsidiary of Deutsche Bank AG.	Range of Mortgage Loan Cut-off Date LTV:	32.1% - 74.8%
Master Servicer:	Wells Fargo Bank, National Association	Weighted Avg Mortgage Loan Maturity Date or ARD LTV:	52.1%
Operating Advisor:	TriMont Real Estate Advisors, Inc.	Range of Mortgage Loan Maturity Date or ARD LTV:	26.3% - 70.8%
Special Servicer:	Midland Loan Services, Division of PNC Bank, N.A.	Weighted Avg U/W NOI Debt Yield:	12.8%
	(other than with respect to the Providence Place Mall	Range of U/W NOI Debt Yield:	7.9% - 27.6%
	Mortgage Loan)	Weighted Avg Mortgage Loan
	Wells Fargo Bank, National Association (with	Original Term to Maturity (months)(3):	94
	respect to the Providence Place Mall Mortgage
	Loan)	Weighted Avg Mortgage Loan
Trustee:	U.S. Bank National Association	Remaining Term to Maturity (months)(3):	85
Certificate Administrator:	Wells Fargo Bank, National Association	Weighted Avg Mortgage Loan Seasoning (months):	9
Rating Agencies:	Fitch, Inc. and Moody’s Investors Service, Inc.	% Mortgage Loans with Amortization for Full Term	55.3%
Determination Date:	The 6th day of each month, or if such 6th day is not a	% Mortgage Loans with Partial Interest Only	35.4%
	business day, the following business day,	% Mortgage Loans with Full Interest Only(4)	6.8%
	commencing in September 2011.	% Mortgage Loans with Upfront or Ongoing Tax Reserves:	70.9%
Distribution Date:	4th business day following the Determination Date in
		% Mortgage Loans with Upfront or
	each month, commencing September 2011	Ongoing Replacement Reserves(5):	73.8%
Cut-off Date:	Due Dates in August 2011. Unless otherwise noted,
	all Mortgage Loan statistics are based on balances	% Mortgage Loans with Upfront or Ongoing Insurance Reserves:	51.2%
	as of the Cut-off Date.	% Mortgage Loans with Upfront or Ongoing TI/LC Reserves(6):	57.8%
Settlement Date:	On or about August 30, 2011	% Mortgage Loans with Upfront Engineering Reserves:	51.8%
Settlement Terms:	DTC, Euroclear and Clearstream, same day funds,	% Mortgage Loans with Upfront or Ongoing Other Reserves:	36.8%
	with accrued interest.
ERISA Eligible:	All of the Offered Classes are expected to be ERISA	(1) The day count for the Class A-2FL Certificates is Actual/360.
	eligible.	(2)	For purposes of calculating distributions on the Certificates, the Providence Place Mall
SMMEA Eligible:	None of the Offered Classes will be SMMEA eligible.	Mortgage Loan will be divided into a pooled senior trust component having a cut-off date
		balance of $54,840,367, a non-pooled senior trust component having a cut-off date balance
Day Count(1):	30/360	of $140,100,000, a non-pooled senior interest only trust component having a cut-off date
		notional balance of $54,840,367 and a non-pooled junior trust component having a cut-off
Tax Treatment:	REMIC (with the exception of the Class A-2FL	date balance of $114,163,093. Although the non-pooled trust components of the
	Certificates)	Providence Place Mall Mortgage Loan are assets of the trust, unless otherwise indicated,
Rated Final Distribution Date: August 2044		for purposes of numerical and statistical information contained herein, the non-pooled trust
		components of the Providence Place Mall Street Mortgage Loan are not reflected and the
Minimum Denominations:	$100,000 and in each case in multiples of $1	term “Mortgage Loan” in that context does not include the non-pooled trust components of
	thereafter.	the Providence Place Mall Mortgage Loan. The numerical and statistical information related
Clean-up Call:	1%	to the loan-to-value ratios and debt yields includes the pooled senior trust component and
		the non-pooled senior trust component, but does not include the non-pooled junior trust
		component. For purposes of calculating debt service coverage ratios, the annual debt
		service is based on the aggregate principal and interest payments due during the first 12
		months after the Cut-off Date on the pooled senior trust component, the non-pooled senior
		trust component and the non-pooled senior interest-only trust component. See “Structure
		Overview—Providence Place Mall Loan Components” below.
		(3)	For ARD loans, the original term to maturity and remaining term to maturity are through the
		Anticipated Repayment Date.
		(4)	Interest only through the maturity date or, in the case of an ARD loan, through the
		Anticipated Repayment Date.
		(5) Includes FF&E Reserves.
		(6)	Represents the percent of the allocated Initial Outstanding Pool Balance of office, retail and
		mixed use properties only.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

DBUBS 2011-LC3 Mortgage Trust

SUMMARY OF THE CERTIFICATES

OFFERED CERTIFICATES

					Principal		Certificate
	Ratings	Initial Certificate	Subordination	Weighted Avg	Window		Principal to	Underwritten
Class(1)	(Fitch/Moody’s)	Balance(2)	Levels(3)	Life (years)(4)	(months)(4)		Value Ratio(5)	NOI Debt Yield(6)
Class A-1	AAA(sf) / Aaa(sf)	$97,779,000	30.000%(10)	2.78	1	– 53	40.6%	18.3%
Class A-2FX	AAA(sf) / Aaa(sf)	$571,771,000	30.000%(10)	4.74	53	– 61	40.6%	18.3%
Class A-3	AAA(sf) / Aaa(sf)	$97,268,000	30.000%(10)	6.83	61	– 116	40.6%	18.3%
Class A-4	AAA(sf) / Aaa(sf)	$112,102,000	30.000%(10)	9.72	116	– 118	40.6%	18.3%

NON-OFFERED CERTIFICATES

		Initial Certificate			Principal		Certificate
	Ratings	or Notional	Subordination	Weighted Avg	Window		Principal to	Underwritten
Class(1)	(Fitch/Moody’s)	Balance(2)(7)	Levels(3)	Life (years)(4)	(months)(4)		Value Ratio(5)	NOI Debt Yield(6)
Class A-2FL(8)	AAA(sf) / Aaa(sf)(9)	$100,000,000	30.000%(10)	4.74	53	– 61	40.6%	18.3%
Class X-A(11)	AAA(sf) / Aaa(sf)	$1,106,529,000	N/A	5.53	N/A		N/A	N/A
Class X-B(12)	NR / Aaa(sf)	$291,928,485	N/A	9.64	N/A		N/A	N/A
Class A-M	AAA(sf) / Aaa(sf)	$127,609,000	20.875%	9.84	118	– 119	45.9%	16.2%
Class B	AA(sf) / Aa2(sf)	$75,167,000	15.500%	9.86	119	– 119	49.0%	15.1%
Class C	A(sf) / A2(sf)	$54,190,000	11.625%	9.86	119	– 119	51.3%	14.5%
Class D	BBB-(sf) / Baa3(sf)	$73,419,000	6.375%	9.86	119	– 120	54.3%	13.7%
Class E	BB(sf) / Ba2(sf)	$19,229,000	5.000%	9.94	120	– 120	55.1%	13.5%
Class F	B(sf) / B2(sf)	$19,229,000	3.625%	9.94	120	– 120	55.9%	13.3%
Class G	NR / NR	$50,694,485	0.000%	9.94	120	– 120	58.0%	12.8%

(1)
The pass-through rates applicable to the Class A-1, Class A-2FX, Class A-3, Class A-4, Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates will equal one of the following rates: (i) a fixed rate, (ii) a rate equal to the weighted average net mortgage pass-through rate (in the case of the Providence Place Mall Mortgage Loan, taking into account the interest rate and principal balance of the pooled senior trust component only), (iii) a rate equal to the lesser of the initial pass-through rate for that class and the weighted average net mortgage pass-through rate (in the case of the Providence Place Mall Mortgage Loan, taking into account the interest rate and principal balance of the pooled senior trust component only), or (iv) a rate equal to the weighted average net mortgage pass-through rate (in the case of the Providence Place Mall Mortgage Loan, taking into account the interest rate and principal balance of the pooled senior trust component only) less a specified rate.

(2)	Subject to a permitted variance of plus or minus 5% (except for Class X Certificates).
(3)	The credit support for each class of certificates does not include the non-pooled trust components of the Providence Place Mall Mortgage Loan.
(4)	Based on the structuring assumptions, assuming 0% CPR for the classes with a certificate balance and 100% CPY for the Class X-A and Class X-B certificates, as described in the Free Writing Prospectus.
(5)
“Certificate Principal to Value Ratio” for any class with a Certificate Balance is calculated as the product of (a) the weighted average mortgage loan Cut-off Date LTV Ratio of the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of the subject class of Certificates and all other classes, if any, that are senior to such class, and the denominator of which is the total initial Certificate Balance of all Certificates. The Certificate Principal to Value Ratios of the Class A-1, Class A-2FX, Class A-2FL, Class A-3 and Class A-4 Certificates are calculated in the aggregate for those classes as if they were a single class.

(6)
“Underwritten NOI Debt Yield” for any class with a Certificate Balance is calculated as the product of (a) the weighted average UW NOI Debt Yield for the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance, and the denominator of which is the total initial Certificate Balance of the subject class of Certificates and all other classes, if any, that are senior to such class. The Underwritten NOI Debt Yields of the Class A-1, Class A-2FX, Class A-2FL, Class A-3 and Class A-4 Certificates are calculated in the aggregate for those classes as if they were a single class.

(7)
The Class X-A and Class X-B Certificates (the “Class X Certificates”) will not have a Certificate Balance. The interest accrual amounts on the Class X-A Certificates will be calculated by reference to a notional amount equal to the sum of the total class principal balances of each of the Class A-1, Class A-2FX, Class A-3, Class A-4 and Class A-M Certificates and the Class A-2C Regular Interest. The interest accrual amounts on the Class X-B Certificates will be calculated by reference to a notional amount equal to the sum of the total class principal balances of each of the Class B, Class C, Class D, Class E, Class F and Class G Certificates.

(8)
The pass-through rate applicable to the Class A-2FL Certificates for each Distribution Date will be a per annum rate equal to LIBOR plus a specified rate. In addition, under certain circumstances described in the Free Writing Prospectus, the pass-through rate for the Class A-2FL Certificates may convert to a fixed rate equal to the pass-through rate of the Class A-2C Regular Interest. LIBOR for the initial interest accrual period will be determined two LIBOR business days prior to the securitization Settlement Date and LIBOR for subsequent interest accrual periods will be determined two LIBOR business days before the start of the related interest accrual period.

(9)	The ratings assigned to the Class A-2FL Certificates only reflect the receipt of a fixed rate of interest equal to the Pass-Through Rate on the Class A-2C Regular Interest.
(10)	Represents the approximate subordination level for the Class A-1, Class A-2FX, Class A-2FL, Class A-3 and Class A-4 Certificates in the aggregate.
(11)
The pass-through rate applicable to the Class X-A Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average net mortgage pass-through rate (in the case of the Providence Place Mall Mortgage Loan, taking into account the interest rate and principal balance of the pooled senior trust component only), over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2FX, Class A-3, Class A-4 and Class A-M Certificates and the Class A-2C Regular Interest (based on their Certificate Balances), as further described in the Free Writing Prospectus.

(12)
The pass-through rate applicable to the Class X-B Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average net mortgage pass-through rate (in the case of the Providence Place Mall Mortgage Loan, taking into account the interest rate and principal balance of the pooled senior trust component only), over (ii) the weighted average of the pass-through rates of the Class B, Class C, Class D, Class E, Class F, and Class G Certificates (based on their Certificate Balances)), as further described in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

DBUBS 2011-LC3 Mortgage Trust

SUMMARY OF THE CERTIFICATES

Short-Term Certificate Principal Paydown Summary(1)

	Mortgage Loan			Cut-off Date	Remaining Term to		Cut-off Date	U/W NOI Debt
Class	Seller	Mortgage Loan	Property Type	Balance	Maturity (Mos.)	U/W NCF DSCR	LTV Ratio	Yield
A-1	LCF	7500 Bellaire Boulevard	Office	$7,019,673	46	1.37x	62.7%	15.3%
A-1	GACC	Harbor Properties	Office	$19,062,746	51	1.70x	51.4%	14.9%
A-1/A-2FX/A-2FL	STWD	Columbia Sussex Hotel Portfolio	Hospitality	$100,000,000	53	3.47x	32.1%	27.6%
A-2FX/A-2FL	UBSRES	Capitol Center	Office	$17,500,000	56	1.47x	70.0%	11.6%
A-2FX/A-2FL	GACC	Three Allen Center	Office	$164,571,307	57	1.38x	61.0%	10.9%
A-2FX/A-2FL	STWD	Grassmere	Office	$14,953,711	57	1.42x	64.6%	11.4%
A-2FX/A-2FL	UBSRES	Times Square Hotel Portfolio	Hospitality	$140,000,000	58	1.58x	59.8%	11.7%
A-2FX/A-2FL	GACC	Wilshire West Medical Center	Office	$27,930,992	58	1.53x	72.4%	9.9%
A-2FX/A-2FL	STWD	Hamilton Portfolio	Multifamily	$23,950,261	58	1.37x	63.1%	10.3%
A-2FX/A-2FL	GACC	Northridge Medical Tower	Office	$8,179,791	58	1.55x	71.1%	10.3%
A-2FX/A-2FL	GACC	Hotel Modera	Hospitality	$24,387,448	59	1.42x	64.9%	10.7%
A-2FX/A-2FL	LCF	Fairfield Inn - Manhattan	Hospitality	$23,466,364	59	1.46x	55.3%	11.7%
A-2FX/A-2FL	GACC	Brotman Physicians Plaza	Office	$14,185,245	59	1.54x	65.7%	10.7%
A-2FX/A-2FL	LCF	The Malulani Portfolio	Various	$11,500,000	59	1.34x	70.8%	7.9%
A-2FX/A-2FL	GACC	One Biscayne	Office	$83,000,000	60	2.19x	52.5%	15.1%
A-2FX/A-2FL	LCF	The Falls at Westover Hills	Multifamily	$27,500,000	60	1.38x	69.6%	9.6%
A-2FX/A-2FL/A-3	GACC	226-230 West 97th Street	Mixed Use	$19,264,378	61	1.32x	42.8%	10.2%
A-3	GACC	Ridgeway Shopping Center	Retail	$49,598,568	74	2.43x	38.7%	18.4%

(1)
This table identifies loans with balloon payments due during the principal paydown window assuming 0% CPR and no losses for the indicated Certificates. See “Yield and Maturity Considerations – Yield Considerations” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

DBUBS 2011-LC3 Mortgage Trust

TRANSACTION HIGHLIGHTS

▪	$1,398,457,485 (Approximate) New-Issue Multi-Borrower CMBS:

–
Overview: The mortgage pool consists of 43 fixed-rate commercial, manufactured housing community and multifamily loans that have an aggregate Cut-off Date balance of $1,398,457,485 (the “Initial Outstanding Pool Balance”), have an average Cut-off Date Balance of $32,522,267 per Mortgage Loan and are secured by 64 Mortgaged Properties located throughout 27 states.

–	LTV: 58.0% weighted average Cut-off Date LTV and 52.1% weighted average Maturity Date or ARD LTV.

–	DSCR: 1.88x weighted average Debt Service Coverage Ratio, based on Underwritten Net Operating Income. 1.71x weighted average Debt Service Coverage Ratio, based on Underwritten Net Cash Flow.

–	Debt Yield: 12.8% weighted average debt yield, based on Underwritten Net Operating Income. 11.7% weighted average debt yield, based on Underwritten Net Cash Flow.

–	Credit Support: 30.000% credit support to Class A-1, Class A-2FX, Class A-2FL, Class A-3 and Class A-4 Certificates, which are rated AAA/Aaa by Fitch/Moody’s.

▪	Loan Structural Features:

–	Amortization: 91.7% of the Mortgage Loans by Initial Outstanding Pool Balance have scheduled amortization:

▪	56.4% of the Mortgage Loans by Initial Outstanding Pool Balance have amortization for the entire term with a balloon payment due at Maturity or ARD.

▪	35.4% of the Mortgage Loans by Initial Outstanding Pool Balance have scheduled amortization following a partial interest-only period with a balloon payment due at Maturity or ARD.

–	Hard Lockboxes: 68.5% of the Mortgage Loans by Initial Outstanding Pool Balance have Hard Lockboxes in place.

▪
Cash Traps: 78.1% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in net cash flow, all at levels greater than a 1.05x coverage, that fund an excess cash flow reserve.

–	Reserves: The Mortgage Loans require amounts to be escrowed for reserves upfront or on an ongoing basis as follows:

▪	Real Estate Taxes: 33 Mortgage Loans representing 70.9% of the Initial Outstanding Pool Balance.

▪	Insurance Reserves: 29 Mortgage Loans representing 51.2% of the Initial Outstanding Pool Balance.

▪	Replacement Reserves (Including FF&E Reserves): 32 Mortgage Loans representing 73.8% of Initial Outstanding Pool Balance.

▪	Tenant Improvement / Leasing Commissions: 16 Mortgage Loans representing 57.8% of the allocated Initial Outstanding Pool Balance of office, retail, mixed use and industrial properties only.

–	Defeasance: 66.1% of the Mortgage Loans by Initial Outstanding Pool Balance permit defeasance after a lockout period and prior to an open period.

–
Yield Maintenance: 32.5% of the Mortgage Loans by Initial Outstanding Pool Balance permit prepayment only with a Yield Maintenance Charge, following the respective lockout period (which may be zero) and prior to an open period.

▪	Multiple-Asset Types > 5.0% of the Total Pool:

–	Office: 38.6% of the Mortgaged Properties by allocated Initial Outstanding Pool Balance are office properties.

–
Retail: 24.1% of the Mortgaged Properties by allocated Initial Outstanding Pool Balance are retail properties (24.1% are anchored retail properties, including single tenant and shadow anchored properties)

–	Hospitality: 22.3% of the Mortgaged Properties by allocated Initial Outstanding Pool Balance are hospitality properties.

–	Multifamily: 9.5% of the Mortgaged Properties by allocated Initial Outstanding Pool Balance are multifamily properties.

▪
Geographic Diversity: The 64 Mortgaged Properties are located throughout 27 states, with only three states having greater than 10.0% of the allocated Initial Outstanding Pool Balance: New York (19.0%), California (15.7%), and Texas (15.1%).

Distribution of Collateral by Property Type

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

DBUBS 2011-LC3 Mortgage Trust

STRUCTURE OVERVIEW

Principal Payments:
Payments in respect of principal of the Certificates (other than the Class A-2FL Certificates) and the Class A-2C Regular Interest will be distributed, first, to the Class A-1 Certificates, then, to Class A-2FX Certificates and the Class A-2C Regular Interest, pro rata, based on the Certificate Balance of each such Class, and then, to the Class A-3, Class A-4, Class A-M, Class B, Class C, Class D, Class E, Class F, and Class G Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero. Notwithstanding the foregoing, if the total Certificate Balance of the Class A-M through Class G Certificates has been reduced to zero as a result of loss allocation, payments in respect of principal of the Offered Certificates will be distributed, first, to the Class A-1, Class A-2FX, Class A-3 and Class A-4 Certificates and Class A-2C Regular Interest, on a pro rata basis, based on the Certificate Balance of each such Class, and then (to the extent of any recoveries on realized losses) to the Class A-M, Class B, Class C, Class D, Class E, Class F, and Class G Certificates, in that order, in each case until the Certificate Balance of each such Class is reduced to zero (or previously allocated realized losses have been fully reimbursed). Principal distributed to the Class A-2C Regular Interest (or, if Class A-2C Certificates described under “Exchange of Class A-2FL Certificates” below are outstanding at such time, Class A-2FL Certificates’ pro rata share of such principal distributed to the Class A-2C Regular Interest (based on the Certificate Balances of the Class A-2FL and Class A-2C Certificates)) will be distributed in turn to the Class A-2FL Certificates.

The Class X-A and Class X-B Certificates will not be entitled to receive distributions of principal; however, (i) the notional amount of the Class X-A Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to Certificates (or regular interest) that are components of the notional amount of Class X-A Certificates (the Class A-1, Class A-2FX, Class A-3, Class A-4 and Class A-M Certificates and the Class A-2C Regular Interest); and (ii) the notional amount of the Class X-B Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to Certificates that are components of the notional amount of Class X-B Certificates (the Class B, Class C, Class D, Class E, Class F, and Class G Certificates).

Interest Payments:
On each Distribution Date, interest accrued for each Class of the Certificates at the applicable pass-through rate will be distributed in the following order of priority, to the extent of available funds: first, to the Class A-1, Class A-2FX, Class A-3, Class A-4, Class X-A and Class X-B Certificates and Class A-2C Regular Interest, on a pro rata basis, based on the accrued and unpaid interest on each such Class, and then, to the Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates, in each case until the interest payable to each such Class is paid in full.

The pass-through rates applicable to the Class A-1, Class A-2FX, Class A-3, Class A-4, Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates and Class A-2C Regular Interest for each Distribution Date will equal one of the following rates: (i) a fixed rate, (ii) a rate equal to the weighted average net mortgage pass-through rate (in the case of the Providence Place Mall Mortgage Loan, taking into account the interest rate and principal balance of the pooled senior trust component only), (iii) a rate equal to the lesser of the initial pass-through rate for that class and the weighted average net mortgage pass-through rate (in the case of the Providence Place Mall Mortgage Loan, taking into account the interest rate and principal balance of the pooled senior trust component only), or (iv) a rate equal to the weighted average net mortgage pass-through rate (in the case of the Providence Place Mall Mortgage Loan, taking into account the interest rate and principal balance of the pooled senior trust component only) less a specified rate.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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The pass-through rate applicable to the Class X-A Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average net mortgage pass- through rate (in the case of the Providence Place Mall Mortgage Loan, taking into account the interest rate and principal balance of the pooled senior trust component only), over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2FX, Class A-3, Class A-4 and Class A-M Certificates and Class A-2C Regular Interest (based on their Certificate Balances), as further described in the Free Writing Prospectus.

The pass-through rate applicable to the Class X-B Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average net mortgage pass- through rate (in the case of the Providence Place Mall Mortgage Loan, taking into account the interest rate and principal balance of the pooled senior trust component only), over (ii) the weighted average of the pass-through rates of the Class B, Class C, Class D, Class E, Class F, and Class G Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus.

The pass-through rate applicable to the Class A-2FL Certificates for each Distribution Date will be a per annum rate equal to LIBOR plus a specified rate. In addition, under certain circumstances described in the Free Writing Prospectus, the pass-through rate for the Class A-2FL Certificates may convert to a fixed rate equal to the pass-through rate of the Class A-2C Regular Interest. LIBOR for the initial interest accrual period will be determined two LIBOR business days prior to the securitization Settlement Date and LIBOR for subsequent interest accrual periods will be determined two LIBOR business days before the start of the related interest accrual period. On each Distribution Date, the amount of interest distributed in respect of the Class A-2C Regular Interest (or, if Class A- 2C Certificates described under “Exchange of Class A-2FL Certificates” below are outstanding at such time, Class A-2FL Certificates’ pro rata share of such interest distributed to the Class A-2C Regular Interest (based on the Certificate Balances of the Class A-2FL and Class A-2C Certificates)) will be paid to the swap counterparty under the related swap agreement and, in return, holders of the Class A-2FL Certificates will be entitled to receive from the swap counterparty, interest at the pass-through rate applicable to the Class A-2FL Certificates for such Distribution Date. See “Description of the Certificates—Distributions” in the Prospectus Supplement.

Prepayment Interest Shortfalls:
Net prepayment interest shortfalls will be allocated pro rata generally based on interest entitlements, in reduction of the interest otherwise payable with respect to each of the interest-bearing certificate classes.

Loss Allocation:
Losses will be allocated to each Class of Certificates (other than the Class A-2FL Certificates) and the Class A-2C Regular Interest in reverse alphabetical order starting with Class G through and including Class A-M, and then to the Class A-1, Class A-2FX, Class A-3 and Class A-4 Certificates and the Class A-2C Regular Interest on a pro rata basis. The notional amount of either of the Class X Certificates will be reduced by the aggregate amount of realized losses allocated to Certificates (or regular interest) that are components of the notional amount of such Class of Class X Certificates.

The Certificate Balance of the Class A-2FL Certificates will be reduced by the amount of realized losses allocated to the Class A-2C Regular Interest (or, if the Class A-2C Certificates described under “Exchange of Class A-2FL Certificates” below are outstanding at such time, by Class A-2FL Certificates’ pro rata share of such realized losses allocated to the Class A-2C Regular Interest (based on the Certificate Balances of the Class A-2FL and Class A-2C Certificates)).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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STRUCTURE OVERVIEW

Prepayment Premiums:
A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amount) collected will be allocated to each of the Class A-1, Class A-2FX, Class A-3, Class A-4, Class A-M, Class B, Class C and Class D Certificates and the Class A-2C Regular Interest (the “YM P&I Certificates”) then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the principal distribution amount that such Class receives on that Distribution Date, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the pass-through rate of such Class of Certificates currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the relevant Discount Rate.

Prepayment Premium Allocation Percentage for all YM P&I Certificates =

(Pass-Through Rate – Discount Rate)
(Mortgage Rate – Discount Rate)

The remaining percentage of the prepayment premiums will be allocated to the Class X Certificates in the manner described in the Free Writing Prospectus. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the YM P&I Classes then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the percentage allocated to such Classes as Discount Rates rise.

Prepayment premiums distributable to the Class A-2C Regular Interest (or, if Class A-2C Certificates described under “Exchange of Class A-2FL Certificates” below are outstanding at such time, Class A-2FL Certificates’ pro rata share of such prepayment premiums distributable to the Class A-2C Regular Interest (based on the Certificate Balances of the Class A-2FL and Class A-2C Certificates)) will be paid to the swap counterparty, and not to the holder of the Class A-2FL Certificates, so long as a Swap Default (as described in the Prospectus Supplement) has not occurred and is continuing.

Exchange of Class A-2FL Certificates:
A holder of Class A-2FL Certificates may exchange some or all of its interest in such Certificates for an interest in a class of Certificates to be designated as “Class A-2C,” which will accrue interest at a fixed rate per annum equal to the pass-through rate applicable to the Class A-2C Regular Interest and be entitled to a pro rata share of distributions of interest, principal and other amounts on the Class A-2C Regular Interest. Such exchange will be subject to the satisfaction of certain conditions, including, but not limited to, satisfaction of notice requirements, consent of the Swap Counterparty and the Depositor, the payment of any amounts to the Swap Counterparty required as a result of such exchange and certain other expenses. Neither the Swap Counterparty nor the Depositor is obligated to consent to any such exchange and each may give or withhold such consent in its sole discretion.

Control Rights:
Certain Classes of Certificates (the “Control Eligible Certificates”) will have certain control rights over servicing matters with respect to each Mortgage Loan (other than the Providence Place Mall Mortgage Loan). The majority owner or appointed representative of the Class of Control Eligible Certificates that is the Controlling Class (such owner or representative the “Directing Holder”), will be entitled to direct the Special Servicer to take, or refrain from taking certain actions with respect to a Mortgage Loan (other than the Providence Place Mall Mortgage Loan). Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the Master Servicer and the Special Servicer proposes to take with respect to such Mortgage Loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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STRUCTURE OVERVIEW

In the case of the Somerby of Mobile Loan Combination with a junior junior note that is held outside of the trust, the Directing Holder for the Loan Combination will initially be the holder of the related junior note until a “Control Appraisal Event” has occurred and is continuing (i.e. the principal balance of the junior note, as notionally reduced by Appraisal Reduction Amounts, is less than or equal to 25% of the outstanding principal balance). Following the occurrence and continuation of a Control Appraisal Event, the majority owner or appointed representative of the Controlling Class will be the Directing Holder.

There will not be a Directing Holder or a Controlling Class with respect to the Providence Place Mall Mortgage Loan. All servicing decisions with respect to the Providence Place Mall Mortgage Loan will be made by the Master Servicer and the Special Servicer in accordance with the Servicing Standard.

Control Eligible Certificates:	Class E, Class F and Class G Certificates.

Controlling Class:
The Controlling Class will be the most subordinate Class of Control Eligible Certificates then outstanding that has an aggregate Certificate Balance, as notionally reduced by any Appraisal Reduction Amounts allocable to such Class, equal to no less than 25% of the initial Certificate Balance of such Class.

The Controlling Class as of the Settlement Date will be the Class G Certificates.

Appraised-Out Class:	Any Class of Control Eligible Certificates that has been determined, as result of Appraisal Reductions Amounts allocable to such Class, to no longer be the Controlling Class.

Remedies Available to Holders
of an Appraised-Out Class:
Holders of the majority of any Class of Control Eligible Certificates that is determined at any time of determination to no longer be the Controlling Class as a result of Appraisal Reduction Amounts allocated to such Class will have the right, at their sole expense, to require the Special Servicer to order a second appraisal for any Mortgage Loan that results in the Class becoming an Appraised-Out Class. Upon receipt of the second appraisal, the Special Servicer will be required to determine, in accordance with the Servicing Standard, whether, based on its assessment of the second appraisal, a recalculation of the Appraisal Reduction Amount is warranted. If warranted, the Special Servicer will recalculate the Appraisal Reduction Amount based on the second appraisal, and if required by such recalculation, the Special Servicer will reinstate the Appraised-Out Class as the Controlling Class. The Holders of an Appraised-Out Class requesting a second appraisal will refrain from exercising any rights of the Controlling Class until such time, if any, as the Class is reinstated as the Controlling Class.

Directing Holder:
CPUSI Co-Investment SS Securities, LLC, a Delaware limited liability company, will be the initial Directing Holder (for each Mortgage Loan other than the Somerby of Mobile Mortgage Loan and the Providence Place Mall Mortgage Loan) and will also own 100% of the Class E, Class F and Class G Certificates as of the Settlement Date.

The Directing Holder with respect to the Somberby of Mobile Loan Combination will initially be the holder of the related junior note. There will not be a Directing Holder with respect to the Providence Place Mall Mortgage Loan.

Control Termination Event:
Will occur when no Class of Control Eligible Certificates has a Certificate Balance (as notionally reduced or reduced by any Appraisal Reduction Amounts and Realized Losses) equal to or greater than 25% of the Certificate Balance as of the Settlement Date.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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STRUCTURE OVERVIEW

Upon the occurrence and the continuance of a Control Termination Event, the Controlling Class will no longer have any Control Rights. The Directing Holder will relinquish its right to direct certain actions of the Special Servicer and will no longer have consent rights with respect to certain material actions that the Master Servicer or Special Servicer proposes to take with respect to a Mortgage Loan.

Upon the occurrence and continuation of a Control Termination Event, the Directing Holder (i.e. the majority owner or representative of the senior most Class of Control Eligible Certificates) will retain non-binding consultation rights with respect to certain material actions that the Special Servicer proposes to take with respect to a Mortgage Loan (other than the Providence Place Mall Mortgage Loan). Such consultation rights will continue until the occurrence of a Consultation Termination Event.

Consultation Termination Event:
Will occur when, without giving regard to the application of any Appraisal Reduction Amounts (i.e., giving effect to principal reduction through Realized Losses only), there is no Class of Control Eligible Certificates that satisfies the requirement of a Controlling Class.

Upon the occurrence of a Consultation Termination Event, there will be no Class of Certificates that will act as the Controlling Class and the Directing Holder will have no rights under the Pooling and Servicing Agreement other than those rights that all Certificateholders have.

Appointment and Replacement
of Special Servicer:
The Directing Holder will appoint the initial Special Servicer as of the Settlement Date. Prior to the occurrence and continuance of a Control Termination Event, the Special Servicer may generally be replaced at any time by the Directing Holder (other than with respect to the Providence Place Mall Mortgage Loan).

Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the Special Servicer and such replacement will occur based on a vote of holders of all voting eligible Classes of Certificates as described below.

Replacement of Special Servicer
by Vote of Certificateholders:
Other than with respect to the Providence Place Mall Mortgage Loan, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the aggregate notional balance of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with a replacement Special Servicer, (ii) payment by such requesting holders to the Certificate Administrator of all reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote and (iii) delivery by such holders to the Certificate Administrator of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates, the Certificate Administrator will be required to promptly provide written notice to all certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard. Upon the written direction (within 180 days) of Holders of at least 75% of the aggregate notional balance of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable), the Trustee will immediately replace the Special Servicer with the replacement Special Servicer.

In addition, with respect to (i) the mortgage loans, other than the Providence Place Mall Mortgage Loan, after the occurrence of a Consultation Termination Event and (ii) the

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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STRUCTURE OVERVIEW

Providence Place Mortgage Loan, if the Operating Advisor determines that the Special Servicer is not performing its duties in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the replacement of the Special Servicer. The Operating Advisor’s recommendation to replace the Special Servicer must be confirmed by (i) with respect to the Mortgage Loans other than the Providence Place Mall Mortgage Loan, a majority of all Classes of pooled Certificates entitled to principal and (ii) with respect to the Providence Place Mall Mortgage Loan, a majority of the Providence Place Mall Voting Rights (described below) in each case (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) within 180 days from the time of recommendation and is subject to the receipt written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates.

With respect to the Providence Place Mall Mortgage Loan, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the Providence Place Mall Voting Rights (taking into account the application of any Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with respect to the Providence Place Mall Mortgage Loan with a replacement special servicer, (ii) payment by such holders to the Certificate Administrator of the reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote and (iii) delivery by such holders to the Certificate Administrator of a written confirmation each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates, the Certificate Administrator will be required to promptly provide written notice to all certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard. Upon the written direction (within 180 days) of holders of the Certificates evidencing at least 75% of the Providence Place Mall Voting Rights (taking into account the application of any Appraisal Reductions to notionally reduce the Certificate Balances of the Certificates to which such Appraisal Reduction Amounts are allocable), the Trustee will be required to replace the Special Servicer with the replacement Special Servicer. The “Providence Place Mall Voting Rights” will be allocated between the holders of the pooled Certificates and the Class PM Certificates in proportion to the principal balances of the pooled senior trust component and the non-pooled trust components. Prior to a Control Termination Event, the Directing Holder will exercise the Providence Place Mall Voting Rights allocable to the pooled Certificates.

Cap on Workout and Liquidation
Fees:
The workout fees and liquidation fees payable to a Special Servicer with respect to any Mortgage Loan, (other than the Providence Place Mall Mortgage Loan) will be an amount equal to the lesser of: (1) 1% of each collection of interest and principal following a workout or liquidation proceeds and (2) $1,000,000 per workout or liquidation. The workout fees and liquidation fees payable to a Special Servicer with respect to the Providence Place Mall Mortgage Loan will be an amount equal to the lesser of: (1) 0.5% of each collection of interest and principal following a workout or liquidation proceeds and

(2) $1,250,000 per workout or liquidation. All Modification Fees actually paid to the Special Servicer in connection with a workout or liquidation or in connection with any prior workout or partial liquidation that occurred within the prior 18 months will be deducted from the total workout and/or liquidation fees payable (other than Modification Fees earned while the Mortgage Loan was not in special servicing). In addition, the total amount workout and liquidation fees actually payable by the Trust will be capped in the aggregate at $1,000,000 for each Mortgage Loan (or $1,250,000 for the Providence Place Mall Mortgage Loan). If a new special servicer begins servicing the Mortgage Loan, all amounts paid to the prior special servicer will be disregarded for purposes of calculating the cap.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

DBUBS 2011-LC3 Mortgage Trust

STRUCTURE OVERVIEW

Special Servicer Compensation:
The Special Servicer and its affiliates will be prohibited from receiving or retaining any compensation or any other remuneration (including in the form of commissions, brokerage fees, rebates, or as a result of any other fee-sharing arrangement) from any person (including the trust fund, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan or Loan Combination and any purchaser of any Mortgage Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan, the management or disposition of any REO Property, or the performance of any other special servicing duties under the Pooling and Servicing Agreement, other than as expressly permitted in the Pooling and Servicing Agreement. The Special Servicer will also be required to disclose in the Certifiicateholders’ monthly distribution date statement any compensation or other remuneration the Special Servicer or its affiliates have received from any person.

Operating Advisor:
With respect to the mortgage loans, other than the Providence Place Mall Mortgage Loan and prior to the occurrence of a Control Termination Event, the Operating Advisor will have access to any final asset status report and all information available with respect to the transaction on the Certificate Administrator’s website but will not have any approval or consultation rights. After a Control Termination Event, the Operating Advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

With respect to the Providence Place Mall Mortgage Loan and with respect to the other Mortgage Loans only after the occurrence and during the continuance of a Control Termination Event, the Operating Advisor will be entitled to consult with the Special Servicer with respect to all major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, as a collective whole, as if those certificateholders constituted a single lender.

The Operating Advisor will be subject to termination if holders of at least 15% of (i) the Voting Rights of the pooled Certificates (in connection with termination and replacement relating to the Mortgage Loans, other than the Providence Place Mall Mortgage Loan) or (ii) the Providence Place Mall Mortgage Loan Voting Rights (in connection with termination and replacement relating to the Providence Place Mall Mortgage Loan), vote to terminate and replace the Operating Advisor and such vote is approved by holders of more than 50% of the applicable Voting Rights that exercise their right to vote, provided that holders of at least 50% of the applicable Voting Rights have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

Liquidated Loan Waterfall:
On liquidation of any Mortgage Loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal on the Mortgage Loan until the unpaid principal amount of the Mortgage Loan has been reduced to zero. Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

DBUBS 2011-LC3 Mortgage Trust

STRUCTURE OVERVIEW

Providence Place Mall Loan Components:
The Providence Place Mall Mortgage Loan will be divided into a pooled senior trust component having a cut-off date balance of $54,840,367, a non-pooled senior trust component having a cut-off date balance of $140,100,000, a non-pooled senior trust interest only component having a cut-off date notional balance of $54,840,367 and a non- pooled junior trust component having an aggregate cut-off date balance of $114,163,093. The pooled senior trust component, non-pooled senior trust component and non-pooled senior trust interest only component will be pari passu in right of payment of interest and principal, as applicable, received in respect of the Providence Place Mall Mortgage Loan, and the pooled senior trust component and the non-pooled senior trust component, collectively, will be senior to the non-pooled junior trust component in right of payment of interest and principal, as applicable received in respect of the Providence Place Mall Mortgage Loan. The pooled senior trust component of the Providence Place Mall Mortgage Loan will be pooled together with the other Mortgage Loans and interest and principal received in respect of the pooled senior trust component of the Providence Place Mall Mortgage Loan will be available to make distributions in respect of each Class of Certificates other than the Class PM Certificates. Payments of interest and principal received in respect of the non-pooled senior trust component, the non-pooled senior trust interest only component and the non-pooled junior trust component of the Providence Place Mall Mortgage Loan will be available to make distributions in respect of the Class PM certificates. Principal received in respect of the Providence Place Mall Mortgage Loan will be applied, first, pro rata, to reduce the principal balances of the pooled senior trust component and the non-pooled senior trust component, until those balances are reduced to zero, and then, to reduce the principal balance of the non-pooled junior trust component in each case, until its principal balance is reduced to zero. As further described in the Free Writing Prospectus, losses with respect to the Providence Place Mall Mortgage Loan will be allocated first to the non-pooled junior trust component and then, pro rata, to the pooled senior trust component, non-pooled senior trust component and the non-pooled senior trust interest only component. Losses with respect to the other Mortgage Loans will not be allocated to the non-pooled trust components of the Providence Place Mall Mortgage Loan.

Although the non-pooled trust components of the Providence Place Mall Mortgage Loan are assets of the trust, unless otherwise indicated, for purposes of numerical and statistical information contained herein, the non-pooled trust components of the Providence Place Mall Mortgage Loan are not reflected and the term “Mortgage Loan” in that context does not include the non-pooled trust components of the Providence Place Mall Mortgage Loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

DBUBS 2011-LC3 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS(1)

Distribution of Cut-off Date Balances

Range of Cut-off Date Balances			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity or ARD
$2,644,532	-	$9,999,999	11	$70,048,410	5.0%	5.6953%	104	1.48x	67.4%	57.7%
$10,000,000	-	$19,999,999	12	$188,377,779	13.5%	5.5791%	87	1.45x	63.9%	56.7%
$20,000,000	-	$39,999,999	11	$297,021,053	21.2%	5.3698%	93	1.49x	66.1%	58.4%
$40,000,000	-	$79,999,999	3	$149,438,935	10.7%	5.3813%	103	2.16x	40.4%	34.7%
$80,000,000	-	$99,999,999	2	$177,000,000	12.7%	5.8516%	92	1.69x	63.3%	57.0%
$100,000,000	-	$129,999,999	2	$212,000,000	15.2%	5.0740%	88	2.39x	43.0%	38.3%
$130,000,000	-	$154,999,999	1	$140,000,000	10.0%	5.5036%	58	1.58x	59.8%	56.5%
$155,000,000	-	$164,571,307	1	$164,571,307	11.8%	6.1200%	57	1.38x	61.0%	57.3%
Total/Weighted Average			43	$1,398,457,485	100.0%	5.5333%	85	1.71x	58.0%	52.1%

Distribution of Mortgage Rates

Range of Mortgage Rates			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity or ARD
4.5980%	-	5.7490%	33	$1,008,897,967	72.1%	5.3126%	90	1.77x	57.8%	51.0%
5.7500%	-	6.2490%	9	$382,539,846	27.4%	6.0795%	74	1.57x	58.7%	54.9%
6.2500%	-	7.5000%	1	$7,019,673	0.5%	7.5000%	46	1.37x	62.7%	56.3%
Total/Weighted Average			43	$1,398,457,485	100.0%	5.5333%	85	1.71x	58.0%	52.1%

Property Type Distribution(3)

Property Type	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Number of Units, Rooms, Pads, Beds or NRA	Weighted Averages
					Cut-off Date Balance per Units, Rooms, Pads, Beds or NRA	Mortgage Rate	Stated Remaining Term (Mos.)(2)	Occupancy	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity or ARD
Office	14	539,788,432	38.6%	3,588,792	235	5.7042%	78	89.7%	1.54x	58.4%	54.0%
CBD	7	344,087,765	24.6%	2,703,022	138	6.0200%	65	92.4%	1.60x	57.4%	54.6%
Suburban	4	145,404,640	10.4%	727,563	433	5.2909%	115	82.0%	1.41x	56.6%	49.0%
Medical	3	50,296,028	3.6%	158,207	326	4.7382%	58	93.7%	1.54x	70.3%	64.7%
Retail	16	336,421,464	24.1%	3,529,323	141	5.4694%	112	94.2%	1.78x	59.8%	50.5%
Anchored(4)	16	336,421,464	24.1%	3,529,323	141	5.4694%	112	94.2%	1.78x	59.8%	50.5%
Hospitality	13	311,331,681	22.3%	3,246	188,738	5.3144%	61	77.4%	2.15x	51.0%	47.2%
Multifamily	10	132,473,442	9.5%	2,575	62,589	5.4021%	92	95.9%	1.35x	69.7%	61.3%
Mixed Use	2	28,805,715	2.1%	71,376	192,334	6.0044%	80	98.0%	1.32x	51.7%	45.6%
Healthcare	2	24,242,361	1.7%	291	89,882	5.5011%	119	84.3%	1.68x	54.1%	45.6%
Other	4	15,000,117	1.1%	NAP	NAP	5.6242%	102	100.0%	1.28x	63.9%	56.8%
Leased Fee	3	9,405,178	0.7%	NAP	NAP	5.6000%	92	100.0%	1.27x	62.1%	57.1%
Parking Garage	1	5,594,940	0.4%	42,539	132	5.6650%	119	100.0%	1.28x	67.0%	56.3%
Manufactured Housing Community	3	10,394,274	0.7%	359	32,035	5.5975%	118	95.2%	1.64x	64.0%	54.3%
Total/Weighted Average	64	$1,398,457,485	100.0%			5.5333%	85	88.9%	1.71x	58.0%	52.1%

Geographic Distribution(3)

State/Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
				Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity or ARD
New York	11	265,204,174	19.0%	5.6139%	77	1.50x	57.7%	53.1%
California	9	219,706,962	15.7%	5.0959%	99	1.63x	57.7%	50.9%
Northern(5)	4	145,237,300	10.4%	5.2140%	119	1.44x	56.8%	49.0%
Southern(5)	5	74,469,662	5.3%	4.8654%	61	2.01x	59.5%	54.5%
Texas	4	210,961,368	15.1%	5.9997%	57	1.50x	60.6%	56.7%
Delaware	1	94,000,000	6.7%	5.5705%	120	1.25x	72.9%	61.0%
Florida	2	91,245,108	6.5%	6.0643%	59	2.31x	50.7%	50.4%
Connecticut	2	60,988,793	4.4%	5.5854%	82	2.24x	45.4%	39.3%
Rhode Island	1	54,840,367	3.9%	4.8549%	117	2.57x	34.9%	26.3%
Other	34	401,510,713	28.7%	5.4299%	91	1.78x	60.4%	53.3%
Total/Weighted Average	64	1,398,457,485	100.0%	5.5333%	85	1.71x	58.0%	52.1%
(1)
For the Providence Place Mall Mortgage Loan, the numerical and statistical information related to the loan-to-value ratios, debt yields, and Cut-off Date Balances per Unit includes the pooled senior trust component and the non-pooled senior trust component, but does not include the non-pooled junior trust component. For purposes of calculating debt service coverage ratios, the annual debt service is based on the aggregate principal and interest payments due during the first 12 months after the Cut-off Date on the pooled senior trust component, the non-pooled senior trust component and the non-pooled senior interest-only trust component.

(2)	In the case of 2 Mortgage Loans with an Anticipated Repayment Date, Stated Remaining Term (Mos.) is through the related Anticipated Repayment Date.
(3)	Reflects allocated loan amount for properties securing multi-property Mortgage Loans.
(4)	Includes single tenant and shadow anchored properties.
(5)	Northern California properties have a zip code greater than 93600. Southern California properties have a zip code less than or equal to 93600.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

DBUBS 2011-LC3 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS(1)

Distribution of Cut-off Date LTV Ratios

Range of Cut-off Date LTV Ratios			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity or ARD
32.1%	-	49.9%	6	$284,203,313	20.3%	5.2986%	84	2.53x	37.9%	33.4%
50.0%	-	54.9%	4	$235,405,746	16.8%	5.5437%	93	1.79x	52.6%	48.9%
55.0%	-	59.9%	4	$192,189,410	13.7%	5.4931%	67	1.53x	59.1%	54.6%
60.0%	-	64.9%	7	$243,526,932	17.4%	5.9467%	59	1.39x	61.9%	57.8%
65.0%	-	69.9%	8	$138,428,685	9.9%	5.3488%	101	1.49x	68.2%	58.8%
70.0%	-	74.8%	14	$304,703,399	21.8%	5.5230%	106	1.36x	72.7%	62.7%
Total/Weighted Average			43	$1,398,457,485	100.0%	5.5333%	85	1.71x	58.0%	52.1%

Distribution of LTV Ratios at Maturity or ARD

Range of LTV Ratios at Maturity or ARD			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity or ARD
26.3%	-	44.9%	5	$239,203,313	17.1%	5.1911%	77	2.75x	35.8%	31.1%
45.0%	-	49.9%	5	$204,774,288	14.6%	5.3615%	106	1.43x	52.2%	46.3%
50.0%	-	54.9%	6	$163,830,202	11.7%	5.7812%	89	1.97x	56.5%	52.5%
55.0%	-	59.9%	10	$412,404,846	29.5%	5.7706%	69	1.46x	62.2%	57.3%
60.0%	-	64.9%	13	$313,134,054	22.4%	5.5521%	103	1.35x	71.4%	61.6%
65.0%	-	70.8%	4	$65,110,783	4.7%	5.1142%	58	1.48x	71.3%	67.1%
Total/Weighted Average			43	$1,398,457,485	100.0%	5.5333%	85	1.71x	58.0%	52.1%

Distribution of Underwritten NCF Debt Service Coverage Ratios

Range of Underwritten NCF Debt Service Coverage Ratios			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity or ARD
1.21x	-	1.29x	4	$107,484,649	7.7%	5.5739%	120	1.25x	71.5%	59.9%
1.30x	-	1.34x	7	$151,300,306	10.8%	5.7005%	107	1.33x	68.2%	58.7%
1.35x	-	1.39x	7	$301,113,056	21.5%	5.9098%	73	1.37x	61.4%	56.7%
1.40x	-	1.49x	9	$239,861,944	17.2%	5.3489%	99	1.43x	59.0%	52.1%
1.50x	-	1.59x	6	$222,745,688	15.9%	5.3221%	67	1.56x	62.2%	57.5%
1.60x	-	1.69x	2	$10,394,274	0.7%	5.5975%	118	1.64x	64.0%	54.3%
1.70x	-	1.79x	2	$48,033,275	3.4%	5.2523%	92	1.72x	59.7%	51.0%
1.80x	-	1.99x	1	$8,742,361	0.6%	5.8000%	119	1.93x	69.9%	59.0%
2.00x	-	3.47x	5	$308,781,935	22.1%	5.3999%	74	2.71x	40.6%	37.5%
Total/Weighted Average			43	1,398,457,485	100.0%	5.5333%	85	1.71x	58.0%	52.1%

Distribution of Original Terms to Maturity or ARD

Range of Original Terms to Maturity or ARD			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity or ARD
60	-	119	14	$605,144,793	43.3%	5.5367%	57	1.79x	57.7%	53.9%
120	-	121	29	$793,312,692	56.7%	5.5308%	107	1.65x	58.3%	50.6%
Total/Weighted Average			43	$1,398,457,485	100.0%	5.5333%	85	1.71x	58.0%	52.1%

Distribution of Remaining Terms to Maturity or ARD

Range of Remaining Terms to Maturity or ARD			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity or ARD
46	-	64	17	$726,471,917	51.9%	5.6212%	57	1.82x	56.5%	53.2%
65	-	101	1	$49,598,568	3.5%	5.5200%	74	2.43x	38.7%	33.9%
102	-	120	25	$622,387,000	44.5%	5.4318%	119	1.53x	61.4%	52.2%
Total/Weighted Average			43	$1,398,457,485	100.0%	5.5333%	85	1.71x	58.0%	52.1%
(1)
For the Providence Place Mall Mortgage Loan, the numerical and statistical information related to the loan-to-value ratios and debt yields includes the pooled senior trust component and the non-pooled senior trust component, but does not include the non-pooled junior trust component. For purposes of calculating debt service coverage ratios, the annual debt service is based on the aggregate principal and interest payments due during the first 12 months after the Cut-off Date on the pooled senior trust component, the non-pooled senior trust component and the non-pooled senior interest-only trust component.

(2)	In the case of 2 Mortgage Loans with an Anticipated Repayment Date, Stated Remaining Term is through the related Anticipated Repayment Date.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

DBUBS 2011-LC3 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS(1)

Ten Largest Mortgage Loans

Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut-off Date Balance	% of Initial Outstanding Pool Balance	Cut-off Date Balance/SF/ Unit/Room	Cut-off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
Three Allen Center	GACC	Houston, TX	Office	$164,571,307	11.8%	$138	61.0%	1.38x	10.9%
Times Square Hotel Portfolio	UBSRES	New York, NY	Hospitality	$140,000,000	10.0%	$286,885	59.8%	1.58x	11.7%
Quadrus Office Park	GACC	Menlo Park, CA	Office	$112,000,000	8.0%	$542	52.8%	1.42x	9.7%
Columbia Sussex Hotel Portfolio	STWD	Various, Various	Hospitality	$100,000,000	7.2%	$42,699	32.1%	3.47x	27.6%
Dover Mall and Commons	UBSRES	Dover, DE	Retail	$94,000,000	6.7%	$170	72.9%	1.25x	9.1%
One Biscayne	GACC	Miami, FL	Office	$83,000,000	5.9%	$120	52.5%	2.19x	15.1%
Providence Place Mall	UBSRES	Providence, RI	Retail	$54,840,367	3.9%	$199	34.9%	2.57x	19.5%
Ridgeway Shopping Center	GACC	Stamford, CT	Retail	$49,598,568	3.5%	$141	38.7%	2.43x	18.4%
Lighthouse Building	LCF	New York, NY	Office	$45,000,000	3.2%	$232	48.9%	1.36x	10.2%
Paddock at Eastpoint	UBSRES	Louisville, KY	Multifamily	$39,500,000	2.8%	$79,000	69.8%	1.34x	9.4%
Total/Wtd. Avg.:				$882,510,242	63.1%		53.9%	1.85x	13.8%

Split Loan Summary

Mortgage Loans	A-Note of Pooled Component Cut-off Date Balance	B-Note or Non-Pooled Component Cut-off Date Balance	Total Mortgage Debt Cut-off Date Balance	Trust U/W NCF DSCR	Total Mortgage U/W NCF DSCR	Trust Cut-off Date LTV Ratio	Total Mortgage Debt Cut-off Date LTV Ratio	Trust U/W NOI Debt Yield	Total Mortgage Debt U/W NOI Debt Yield
Providence Place Mall(1)	$54,840,367	$254,263,093	$309,103,460	2.57x	1.80x	34.9%	55.4%	19.5%	12.3%
Somerby of Mobile	$15,500,000	$4,750,000	$20,250,000	1.54x	0.96x	45.2%	59.0%	11.2%	8.6%

Existing Mezzanine Debt Summary

Mortgage Loans	Cut-off Date Balance	Mezzanine Cut-off Date Balance	Total Debt Cut-off Date Balance	Trust U/W NCF DSCR	Total Debt U/W NCF DSCR	Trust Cut-off Date LTV Ratio	Total Debt Cut-off Date LTV Ratio	Trust U/W NOI Debt Yield	Total Debt U/W NOI Debt Yield
Times Square Hotel Portfolio	$140,000,000	$30,000,000	$170,000,000	1.58x	1.14x	59.8%	72.6%	11.7%	9.6%
Columbia Sussex Hotel Portfolio	$100,000,000	$92,000,000	$192,000,000	3.47x	1.24x	32.1%	61.6%	27.6%	14.4%
Providence Place Mall(1)	$54,840,367	$70,794,663	$379,898,123	2.57x	1.38x	34.9%	68.1%	19.5%	10.0%
Paddock at Eastpoint	$39,500,000	$4,000,000	$43,500,000	1.34x	1.16x	69.8%	76.9%	9.4%	8.5%
The Falls at Westover Hills	$27,500,000	$4,000,000	$31,500,000	1.38x	1.13x	69.6%	79.7%	9.6%	8.4%
Inland - SuperValu/Walgreens Portfolio	$21,343,000	$8,380,000	$29,723,000	2.23x	1.29x	53.0%	73.8%	12.7%	9.1%
Grassmere	$14,953,711	$2,961,618	$17,915,329	1.42x	0.95x	64.6%	77.4%	11.4%	9.5%

Previous Securitization History(2)

Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut-off Date Balance	% of Initial Outstanding Pool Balance	Previous Securitization(3)
Three Allen Center	GACC	Houston, TX	Office	$164,571,307	11.8%	MSC 2007-XLCA
Providence Place Mall	UBSRES	Providence, RI	Retail	$54,840,367	3.9%	LBUBS 2005-C5
Montgomery Plaza	GACC	Albuquerque, NM	Retail	$28,970,529	2.1%	Various
Albany Mall	UBSRES	Albany, GA	Retail	$28,677,301	2.1%	CMFUN 1999-1
Wilshire West Medical Center	GACC	Los Angeles, CA	Office	$27,930,992	2.0%	Various
Creekside at Taylor Square	UBSRES	Reynoldsburg, OH	Multifamily	$27,817,289	2.0%	CSFB 2003-C3
Hamilton Portfolio	STWD	Various, Various	Multifamily	$23,950,261	1.7%	MLMT 07-C1
Inland – SuperValu/Walgreens Portfolio	LCF	Various, Various	Retail	$21,343,000	1.5%	Various
Grassmere	STWD	Nashville, TN	Office	$14,953,711	1.1%	CSFB 04-C4
The Malulani Portfolio	LCF	Various, Various	Various	$11,500,000	0.8%	Various
New Brite Plaza	UBSRES	New Britain , CT	Retail	$11,390,225	0.8%	CSFB 1997-C2
Northridge Medical Tower	GACC	Northridge, CA	Office	$8,179,791	0.6%	MSC 2004-HQ4
Bridgewater Place	UBSRES	Syracuse, NY	Office	$7,484,967	0.5%	JPMC 2000-C9
7500 Bellaire Boulevard	LCF	Houston, TX	Office	$7,019,673	0.5%	MSC 2005-HQ5
Homestead & Hilltop	LCF	Various, NY	Manufactured Housing Community	$4,394,274	0.3%	Various
Total				$443,023,687	31.7%
(1)
For the Providence Place Mall Mortgage Loan, the numerical and statistical information related to the loan-to-value ratios and debt yields includes the pooled senior trust component and the non-pooled senior trust component, but does not include the non-pooled junior trust component. For purposes of calculating debt service coverage ratios, the annual debt service is based on the aggregate principal and interest payments due during the first 12 months after the Cut-off Date on the pooled senior trust component, the non-pooled senior trust component and the non-pooled senior interest-only trust component

(2)	Includes Mortgaged Properties securing Mortgage Loans for which the most recent prior financing was included in a securitization.
(3)
Loans listed with “Various” in the Previous Securitization column signify that the respective loan was securitized in multiple transactions or, in the case of multiple property loans, debt previously encumbering one or more individual properties was securitized in separate transactions. For Montgomery Plaza, portions of the loan collateral were securitized in GECMC 2003-C1 and BSCMS 2006-TOP24. For Wilshire West Medical Center the property was securitized in JPMC 2000-FL1 and MSDWC 2001-TOP5. For Inland – SuperValu/Walgreens Portfolio, the Jewel Osco – Morris property was securitized in CSFB 1999-C1. For The Malulani Portfolio, Sears Portage – Ground Lease was securitized in WBCMT 2004-C14. For Homestead & Hilltop, Homestead Village was securitized in BACM 2006-5 and Hilltop Acres was securitized in LBUBS 2002-C1.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

333 Clay Street Houston, TX 77002	Collateral Asset Summary Three Allen Center	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$164,571,307 61.0% 1.49x 10.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

333 Clay Street Houston, TX 77002	Collateral Asset Summary Three Allen Center	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$164,571,307 61.0% 1.49x 10.9%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	CBD Office
Sponsor:	TRZ Holdings LLC		Collateral:	Fee Simple
Borrower:	Three Allen Center Co. LLC		Location:	Houston, TX
Original Balance:	$164,999,000		Year Built / Renovated:	1980 / NAP
Cut-off Date Balance:	$164,571,307		Total Sq. Ft.:	1,193,044
% by Initial UPB:	11.8%		Property Management:	Brookfield Properties Management LLC
Interest Rate:	6.1200%		Underwritten NOI:	$17,866,606
Payment Date:	1st of each month		Underwritten NCF:	$16,612,908
First Payment Date:	June 1, 2011		Appraised Value:	$270,000,000
Maturity Date:	May 1, 2016		Appraisal Date:	January 24, 2011
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(27), D(28), O(5)		Most Recent NOI:	$16,674,354 (December 31, 2010)
Lockbox / Cash Management:	Hard / In Place		2nd Most Recent NOI:	$15,976,101 (December 31, 2009)
			3rd Most Recent NOI:	$17,051,690 (December 31, 2008)
Reserves(1)
	Initial	Monthly	Historical Occupancy
Taxes:	$1,397,918	$349,479	Most Recent Occupancy:	91.7% (June 30, 2011)
Insurance:	$0	Springing	2nd Most Recent Occupancy:	91.7% (December 31, 2010)
Replacement:	$0	$24,832	3rd Most Recent Occupancy:	92.8% (December 31, 2009)
TI/LC:	$3,000,000	$125,370	4th Most Recent Occupancy:	94.4% (December 31, 2008)
Required Repairs:	$160,000	NAP	5th Most Recent Occupancy:	93.4% (December 31, 2007)
Outstanding TI/LC & Free Rent:	$3,295,028	$0	6th Most Recent Occupancy:	NAV
Elevator Modernization Reserve:	$0	$99,560
Plains Marketing LOC:	$9,823,000	$0	Historical Annual Rent PSF(2)
Grant Thornton LOC:	$806,050	$0	Most Recent Rent PSF(3):	$19.19 (June 30, 2011)
			2nd Most Recent Rent PSF(4):	$17.49 (December 31, 2010)
Financial Information			3rd Most Recent Rent PSF(5):	$17.10 (December 31, 2009)
Cut-off Date Balance / Sq. Ft.:		$138	(1)	See “Initial Reserves” herein and “Ongoing Reserves” herein.
Balloon Balance / Sq. Ft.:		$130	(2)	Historical Rent PSF shown in the table above is based on historical operating
Cut-off Date LTV:		61.0%	statements and occupancy rates provided by the borrower.
Balloon LTV:		57.3%	(3)	Based on 1,093,683 square feet of occupied space and rental rates per the rent
Underwritten NOI DSCR:		1.49x	roll dated June 30, 2011.
Underwritten NCF DSCR:		1.38x	(4)	Based on 1,094,021 square feet of occupied space and rental income indicated
Underwritten NOI Debt Yield:		10.9%	in the YE 2010 operating statements.
Underwritten NCF Debt Yield:		10.1%	(5)	Based on 1,107,145 square feet of occupied space and rental income indicated
			in the YE 2009 operating statements.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

333 Clay Street Houston, TX 77002	Collateral Asset Summary Three Allen Center	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$164,571,307 61.0% 1.49x 10.9%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total Annual U/W Base Rent	Lease Expiration
Plains Marketing(2)	NR/Baa3/BBB-	196,460	16.5%	$22.37	20.9%	12/31/2012
Devon Energy (3)(4)(5)	BBB+/Baa1/BBB+	170,239	14.3%	$17.78	14.4%	1/31/2020
Thompson & Knight LLP(6)(7)	NR/NR/NR	97,526	8.2%	$12.87	6.0%	8/31/2017
Grant Thornton LLP	NR/NR/NR	64,415	5.4%	$20.23	6.2%	10/31/2012
Jefferies & Company(8)	BBB/Baa2/BBB	57,700	4.8%	$13.79	3.8%	12/31/2014
Subtotal / Wtd. Avg.		586,340	49.1%	$18.38	51.3%

Other	Various	507,343	42.5%	$20.13	48.7%	Various
Vacant	NAP	99,361	8.3%	NAP	NAP	NAP
Total / Wtd. Avg.		1,193,044	100.0%	$19.19	100.0%
(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
Plains Marketing has a partial termination option in its lease that allows the tenant to terminate either its space on the 11th floor (22,578 sq. ft.) or 18th floor (23,819 sq. ft.) with 9 months notice. Plains Marketing is in the process of negotiating a lease extension.

(3)
Devon Energy has the right to terminate up to two full floors of its leased space between 1/1/2015 and 12/31/2016 provided it has given 21 months notice. A cash flow sweep will be triggered until the TI/LC reserve equals $50 PSF with respect to the space that Devon Energy terminates.

(4)
At any time prior to 1/31/2018, Devon Energy has the right to relocate space from Three Allen Center for a similar amount of space at Two Allen Center (which is not collateral for the Three Allen Center Loan); provided a cash flow sweep will be in triggered until the TI/LC reserve equals $50 PSF with respect to the space that Devon Energy vacates.

(5)
Devon Energy currently subleases 23,441 sq. ft. to Hess Corporation (lease expiration for this space is January 2020), and the remaining 108,792 sq. ft. is dark. Devon Energy is currently marketing the dark space for sublease.

(6)	Thompson & Knight LLP has a one-time right to terminate its lease effective 8/31/2013 with 6 months notice.
(7)	Thompson & Knight LLP currently subleases 10,262 sq. ft. to Serpe, Jones, Andrews, Callender & Bell, PLLC.
(8)	Jefferies & Company currently subleases 11,993 sq. ft. to Golden Pass.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2011	21	63,756	5.3%	63,756	5.3%	$20.40	6.2%	6.2%
2012	39	363,093	30.4%	426,849	35.8%	$21.01	36.4%	42.5%
2013	19	81,602	6.8%	583,345	48.9%	$21.55	8.4%	55.9%
2014	15	109,648	9.2%	692,993	58.1%	$16.72	8.7%	64.6%
2015	16	101,310	8.5%	794,303	66.6%	$19.53	9.4%	74.1%
2016	4	17,472	1.5%	811,775	68.0%	$23.39	1.9%	76.0%
2017	9	97,526	8.2%	909,301	76.2%	$12.87	6.0%	82.0%
2018	3	22,213	1.9%	931,514	78.1%	$13.61	1.4%	83.4%
2019	0	0	0.0%	931,514	78.1%	$0.00	0.0%	83.4%
2020	14	233,742	19.6%	1,090,362	91.4%	$19.14	21.3%	99.8%
2021	2	2,187	0.2%	1,092,549	91.6%	$21.99	0.2%	100.0%
Thereafter	1	1,134	0.1%	1,093,683	91.7%	$0.00	0.0%	100.0%
Vacant	NAP	99,361	8.3%	1,193,044	100.0%	NAP	NAP
Total / Wtd. Avg.	143	1,193,044	100.0%			$19.19	100.0%

The Loan.    The Three Allen Center loan (the “Three Allen Center Loan”) is a $164.6 million fixed rate loan secured by the borrower’s fee simple interest in the 1,193,044 square foot Class A, office property located at 333 Clay Street in Houston, Texas (the “Three Allen Center Property”). The $164.6 million first mortgage loan has a 5-year term and amortizes on a 30-year schedule. The Three Allen Center Loan accrues interest at a fixed rate equal to 6.1200%. Loan proceeds, together with $32.0 million from the sponsor, were used to retire existing debt of approximately $188.6 million.  Based on the appraised value of $270.0 million as of January 24, 2011, the cut-off date LTV is 61.0% and the remaining implied equity is $105.4 million. The most recent prior financing of the Three Allen Center Property was included in MSC 2007-XLCA securitization.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

333 Clay Street Houston, TX 77002	Collateral Asset Summary Three Allen Center	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$164,571,307 61.0% 1.49x 10.9%

The Borrower / Sponsor.    The borrower, Three Allen Center Co. LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is TRZ Holdings LLC, a joint venture between Brookfield Office Properties, Blackstone Real Estate Partners and various limited partners.

TRZ Holdings LLC formed as a result of the acquisition of Trizec Properties in 2006. Brookfield Office Properties is one of North America’s largest commercial real estate companies. Its total portfolio is comprised of over 100 properties totaling over 75 million square feet in the United States, Canada and most recently Australia. Brookfield concentrates its business plan on top tier CBD markets often featuring government or energy markets such as New York, Washington D.C., Houston and Calgary. Landmark assets include the World Financial Center in Manhattan, Brookfield Place in Toronto, Bank of America Plaza in Los Angeles and Bankers Hall in Calgary. Brookfield Office Properties’ Houston portfolio includes nine properties totaling approximately 8.2 million square feet with a weighted average occupancy of approximately 95% according to CoStar. This excludes the 1.3 million sq. ft. Four Allen Center building that was 100% occupied before recently being sold to Chevron in June 2011.  Brookfield Office Properties' common shares trade on the NYSE and TSX under the symbol BPO.

The Property. The Three Allen Center Property is a 50-story, 1,193,044 sq. ft. office building located at 333 Clay Street within the CBD submarket of Houston, Texas and consists of a diversified mix of approximately 70 tenants.  Originally built in 1980, the Three Allen Center Property is a Class A building located within the 4.26 million square foot, four-building, Allen Center complex.  All buildings comprising the complex are connected by skywalks, permitting access to parking, health clubs, hotels, restaurants, retail shops, and services.  The Allen Center complex is on Houston’s downtown tunnel system and is adjacent to numerous Metro bus and downtown trolley stops.  The Three Allen Center Property has 3,285 structured parking spaces consisting of 194 VIP basement spaces and 3,091 spaces in the attached Allen Center Garage, which provides parking for the greater Allen Center complex as well, resulting in a parking ratio of 2.75 per 1,000 square feet.  There are also an additional 2,267 spaces available for lease in the Metropolitan Garage, which is accessible via skywalk.  TRZ Holdings LLC has owned the Three Allen Center Property since 2006 and has spent approximately $2.7 million in capital improvements since 2007.

Major Tenants.
Plains Marketing (196,460 sq. ft., 16.5% of NRA, 20.9% of Annual U/W Base Rent) Plains Marketing initially took space at the Three Allen Center Property in 1988 and occupies floors 11 through 18 as well as storage space in the basement.  Plains Marketing spent approximately $500,000 on improvements on top of their approximate allowance of $2.7 million between 2004 and 2007.  Based out of Houston, Texas, the Three Allen Center Property serves as the headquarters for Plains Marketing. As a subsidiary of Plains All American Pipeline LP, Plains Marketing, L.P. operates as a storage company specializing in the storage of crude oil and certain refined products on lines regulated by the Federal Energy Regulatory Commission. The tenant has extension options of up to 10 years (either one, 10-year extension or two, 5-year extensions), with 12 months notice. Plains Marketing is currently in negotiations to renew their lease, but a new lease has not yet been finalized.

Devon Energy (170,239 sq. ft., 14.3% of NRA, 14.4% of Annual U/W Base Rent) Devon Energy Production Company signed its current lease in February 2008 for the first through sixth floors as well as floors 21 through 23. Devon is currently occupying only the third and fourth floors (38,006 sq. ft.). The 21st floor (23,441 sq. ft.) is subleased to Hess Corporation, and the remaining space (108,792 sq. ft.) is being marketed for sublease. In March, 2011, management leased 48,560 sq. ft. of Devon Energy’s space to BNP Paribas for the same terms as the original Devon Energy lease. Founded in 1971 and based in Oklahoma City, Oklahoma, Devon Energy Production Company LP is a subsidiary of Devon Energy Corporation which, together with its subsidiaries, specializes in the exploration, development, and transportation of natural gas and oil, as well as the construction and operation of pipelines, storage and treating facilities, and gas processing plants in North America. The tenant has extension options of up to 30 years (either three, 10-year extensions or two, 15-year extensions), with 18 months prior notice.

Thompson & Knight LLP (97,526 sq. ft., 8.2% of NRA, 6.0% of Annual U/W Base Rent) Thompson & Knight LLP began its original lease in September 2002 and occupies the entire space on floors 31 through 34, other than the 10,262 sq. ft. currently subleased to Serpe, Jones, Andrews, Callender & Bell, PLLC. Thompson & Knight, LLP provides legal advisory services catering to various industries and sectors, and has in depth experience in the energy industry. Thompson & Knight, LLP was founded in 1887 and is headquartered in Dallas, Texas with additional offices in New York, Austin, Fort Worth, Houston, and San Antonio; as well as in Paris and Mexico. The tenant has extension options of up to 20 years in the aggregate (options for successive 5-year or 10-year extensions), with 12 months prior notice.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

333 Clay Street Houston, TX 77002	Collateral Asset Summary Three Allen Center	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$164,571,307 61.0% 1.49x 10.9%

Grant Thornton LLP (64,415 sq. ft., 5.4% of NRA, 6.2% of Annual U/W Base Rent). Grant Thornton began its current lease in February 1997 and occupies space on the 26th through 28th floors of the Three Allen Center Property. Grant Thornton LLP is the US member firm of Grant Thornton International Ltd, one of the world’s leading organizations of independently owned and managed accounting and consulting firms. Grant Thornton’s predecessor, Alexander Grant & Co. was founded in 1924 and joined with 49 other accounting firms in 1980 to form Grant Thornton International. Grant Thornton’s US operations include more than 5,000 employees operating out of 50 offices across the country and are headquartered in Chicago, IL. The tenant has one, 5-year renewal option with nine months prior notice.

The Market.     The Three Allen Center Property is located in the Downtown Houston CBD submarket and is easily accessible via Interstate 10, Interstate 45, and US Highway 59.  Downtown Houston is the seventh largest business district in the United States and is home to approximately 3,500 businesses and 150,000 employees. Downtown Houston serves as the headquarters of many prominent companies, including several Fortune 500 companies. Based on a sample of Class A space, 41% is occupied by energy firms, 23% legal, 13% accounting, finance and banking and other 23%. Included in “other” are transportation, engineering & design, medical and business services. Downtown Houston's office market is complemented by growing hospitality, tourism, residential and retail markets.

According to the CoStar Q2 2011 report, the Houston office market ended the second quarter with a vacancy rate of 13.3% with net absorption totaling positive 979,123 square feet. Houston’s CBD submarket comprises the city’s largest office submarket, consisting of approximately 149 buildings totaling 48.9 million square feet of net rentable space, with Class A space comprising 31.3 million square feet throughout 33 buildings. Vacancy for Class A space in the CBD submarket totaled 10.7% with rental rates at $34.08 PSF Gross. The appraiser determined a market rent of $22.00 PSF (NNN) for the Three Allen Center Property. Below is a chart displaying recent leases at the Three Allen Center Property:

Three Allen Center Property Recent Leases
Tenant	Sq. Ft.	Net Base Rent PSF (1)	Lease Term (Months)	Lease Start	Lease Expiration
CIBC	6,960	$23.00	60	6/1/2011	5/31/2016
GCE Resources	2,358	$22.00	56	5/11/2011	12/31/2015
Grant Thornton LLP	2,880	$21.00	19	4/6/2011	10/31/2012
BNP Paribas	48,560	$23.00	107	3/1/2011	1/31/2020
EIG Management Company	5,021	$25.50	9	2/7/2011	10/31/2011
Cogent Communication	1,924	$25.00	120	2/1/2011	1/31/2021
Slusser, Wilson	8,721	$22.50	12	2/1/2011	1/31/2012
Grant Thornton LLP	2,978	$21.00	22	1/6/2011	10/31/2012
Gulf Coast Energy Resources	11,801	$20.00	60	1/1/2011	12/31/2015
Italia D'Oro Coffee House	386	$22.00	60	1/1/2011	12/31/2015
Total / Wtd. Avg.	91,589	$22.59	76
(1)	Assumes contractual gross rent less $11 in expenses.

The table below shows the Three Allen Center Property’s vacancy rate and asking rents in comparison to its direct competitors in the CBD submarket.

Summary of Comparable Office Properties(1)
Building	Year Built	Size	% Leased	Asking Rate (Net)	Class
Three Allen Center Property	1980	1,193,044	91.7%	$24.50	A
Two Allen Center	1977	995,623	96.9%	$20.01	A
One Allen Center	1972	993,297	96.3%	$24.50	A
Heritage Plaza	1986	1,089,266	89.7%	$25.51	A
Continental Center 1	1984	1,098,399	92.8%	$23.50	A
1100 Louisiana	1980	1,265,332	98.0%	$26.37	A
Wells Fargo Plaza	1982	1,721,242	88.8%	$28.00	A
Total / Wtd. Avg.(2)		7,163,159	91.1%	$25.05
(1)	Source: PPR, Appraisal
(2)	Total excludes the Three Allen Center Property

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

333 Clay Street Houston, TX 77002	Collateral Asset Summary Three Allen Center	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$164,571,307 61.0% 1.49x 10.9%

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2008	12/31/2009	12/31/2010	U/W	U/W PSF
Base Rent	$19,511,173	$18,934,476	$19,133,182	$21,319,543	$17.87
Value of Vacant Space	0	0	0	$3,888,539	3.26
Gross Potential Rent	$19,511,713	$18,934,476	$19,133,182	$25,208,082	$21.13
Total Recoveries	9,428,098	8,739,405	9,336,922	10,106,729	8.47
Total Other Income	2,626,857	1,053,562	1,021,976	431,994	0.36
Less: Vacancy	0	0	0	(3,888,539)	(3.26)
Effective Gross Income	$31,566,128	$28,727,444	$29,492,079	$31,858,266	$26.70
Total Operating Expenses	14,514,439	12,751,343	12,817,725	13,991,659	$11.73
Net Operating Income	$17,051,690	$15,976,101	$16,674,354	$17,866,606	$14.98
TI/LC	0	0	4,587	895,499	$0.75
Capital Expenditures	1,875,046	804,937	527,866	358,199	$0.30
Net Cash Flow	$15,176,643	$15,171,164	$16,141,900	$16,612,908	$13.92
(1)	U/W Base Rent includes $662,592 in contractual step rent through September 2011.

Property Management.    The Three Allen Center Property is managed by Brookfield Properties Management LLC, a borrower affiliate.

Lockbox / Cash Management.    The Three Allen Center Loan is structured with a hard lockbox and in place cash management. All excess cash will be swept into a lender controlled account upon an event of default or if the debt service coverage ratio for the trailing 12-month period is less than 1.10x on the last day of the calendar quarter. In lieu of a cash flow sweep, the borrower may post a letter of credit in an amount that would yield a DSCR of 1.10x. In the event Plains Marketing gives notice of termination or fails to renew its lease on or prior to 12/31/2011, all remaining cash flow after payment of required expenses and reserves shall be deposited into the cash sweep account until such time as Plain Marketing's obligation to pay rent has expired.

Initial Reserves.    At closing, the borrower deposited (i) $1,397,918 into the tax reserve account, (ii) $3,000,000 into the TI/LC reserve account, (iii) $160,000 into the required repair reserve, and (iv) $3,295,028 into the outstanding TI/LC and free rent reserve. Additionally, the borrower posted a letter of credit in the amount of $9,823,000 for tenant improvements and leasing commissions in connection with re-leasing the Plains Marketing space and a letter of credit in the amount of $806,050 in connection with tenant improvements and leasing commissions in association with the Grant Thornton space. Included in the required repair reserve is $160,000 related the spontaneous cracking of approximately three to five window panes in the curtain wall system per year that has occurred sporadically over the past few years at the Three Allen Center Property.  Prior to loan closing, the originator directed the borrower to commission a façade study in which the consultant determined that approximately 7000 square feet of glass was scratched or chipped and should be replaced.  The $160,000 upfront reserve amount is equal to the estimated cost to replace those panes.  In addition, a portion of the $24,832 monthly reserves in the capital expenditure account relate to the anticipated replacement of window panes in the future.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) $349,479 into a monthly tax reserve account, (ii) $24,832 into a capital expenditure account, (iii) $125,370 into a TI/LC reserve account, and (iv) $99,560 from the first payment date through December 2011, $49,780 beginning January 2012 through December 2012, and $72,611 beginning January 2013 into an elevator modernization account, subject to a cap of $3,400,000. After the June 2015 elevator modernization payment, no further deposits are required into the account.

In addition, if an acceptable blanket policy is not in place, the borrower will be required to make monthly deposits equal to 1/12 of the estimated insurance premiums that will be due upon renewal of the insurance policy.  If Devon Energy exercises its option to terminate its lease or swap its space, all remaining cash flow after payment of required expenses and reserves will be deposited into the TI/LC reserve until the reserve equals $50 PSF of the space terminated or swapped.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

333 Clay Street Houston, TX 77002	Collateral Asset Summary Three Allen Center	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$164,571,307 61.0% 1.49x 10.9%

Three Allen Center
333 Clay Street
Houston, TX 77002
Houston
Houston Heights
Northside Village
Fourth Ward
Downtown
Second Ward
Old Chinatown
Montrose
Midtown
East End
Greater Third Ward
Bush Intcl. Airport 19 miles
William P. Hobby Airport 9 miles
Moody Park
Woodland Park
Stude Park
White Oak Park
Jim Hogg Park
Sabine Park
Sam Houston Park
Glenwood Cemetery
Rusk Park
Emancipation Park
J. Will Jones Park
Discovery Green
Buffalo Bayou
Katy Freeway
North Freeway
Gulf Freeway
Southwest Freeway
Eastex Freeway
University of Houston-Downtown
Minute Maid Park
Toyota Center
George R. Brown Convention Ctr.
Shops at Houston Ctr.
St. Joseph Medical Center
Houston Comm. College-Central Campus
Riverside General Hospital
Hobby Center for the Performing Arts
Downtown Aquarium
Wortham Center
Verizon Wireless Theater
Bank of Am. Center
City Hall
Jones Hall
JPMorgan Chase Tower
Calpine Ctr.
Heritage Plaza
Wells Fargo Plaza
One Shell Plaza
Pennzoil Place
Devon Energy Tower
1400 Smith
1500 Louisiana
Continental Center I
KBR Tower
Main St Square
Preston
Bell
Downtown Transit Ctr
McGowen
Ensemble/HCC
Wheeler
UH-Downtown
Metrorail Red Line
Washington Ave
Memorial Dr
Memorial Way
Allen Pkwy
Spring St
Crockett St
Decatur St
Lubbock St
Sawyer St
Houston Ave
Andrews St
Cleveland St
Gray St
Webster St
Fairview St
Westheimer Rd
Hawthorne St
Alabama St
Pierce St
Main St
Fannin St
San Jacinto St
Travis St
Milam St
Louisiana St
Smith St
Polk St
Clay St
Leeland St
Texas St
Prairie St
Preston St
Franklin St
Congress St
Commerce St
Navigation Blvd
Canal St
Harrisburg Blvd
Elgin St
Holman St
Almeda Rd
Cullen Blvd
Pecore St
White Oak Dr
Usener St
Byrne St
Reagan St
Morris St
Quitman St
Henry St
Fulton St

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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326 & 330 West 40th Street New York, NY 10018	Collateral Asset Summary Times Square Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$140,000,000 59.8% 1.72x 11.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

326 & 330 West 40th Street New York, NY 10018	Collateral Asset Summary Times Square Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$140,000,000 59.8% 1.72x 11.7%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Portfolio
Loan Purpose(1):	Refinance/Acquisition		Property Type:	Limited Service Hospitality
Sponsor:	Norbert Gehr; Norbert Gehr Living		Collateral:	Fee Simple
	Trust		Location:	New York, NY
Borrower:	Times Square Hospitality I, LLC; Times		Year Built / Renovated:	2008 / NAP
	Square Hospitality II, LLC; Sky Bar		Rooms:	488
	LLC		Property Management:	Real Hospitality Group, LLC
Original Balance:	$140,000,000		Underwritten NOI:	$16,375,717
Cut-off Date Balance:	$140,000,000		Underwritten NCF:	$15,052,755
% by Initial UPB:	10.0%		“As-is” Appraised Value:	$234,000,000
Interest Rate:	5.5036%		“As-is” Appraisal Date:	March 23, 2011
Payment Date:	6th of each month		“As Stabilized” Appraised Value(7):	$260,000,000
First Payment Date:	July 6, 2011		“As Stabilized” Appraisal Date:	April 1, 2014
Maturity Date:	June 6, 2016
Amortization:	Interest-only for 12 months; 360		Historical NOI
	months thereafter		Most Recent NOI:	$16,472,820 (T-12 June 30, 2011)
Additional Debt(2):	$30,000,000 Mezzanine Loan		2nd Most Recent NOI:	$15,451,261 (December 31, 2010)
Call Protection:	L(26), D(30), O(4)		3rd Most Recent NOI:	$9,184,256 (December 31, 2009)
Lockbox / Cash Management:	Hard / Springing
			Historical Occupancy
Reserves(3)			Most Recent Occupancy:	87.2% (T-12 June 30, 2011)
	Initial	Monthly	2nd Most Recent Occupancy:	85.9% (December 31, 2010)
Taxes:	$1,344,277	$224,046	3rd Most Recent Occupancy:	79.9% (December 31, 2009)
Insurance:	$55,566	Springing	4th Most Recent Occupancy:	NAP
FF&E(4) :	$0	Various(4)	5th Most Recent Occupancy:	NAP
Debt Service Shortfall:	$0	Excess Cash Flow	6th Most Recent Occupancy:	NAP
			(1)	The amount of $140,000,000 was provided to facilitate both the acquisition of
Financial Information			the 244-room Four Points Sheraton Times Square and the refinance of the
	Mortgage Loan	Total Debt(2)	244-room Fairfield Inn Times Square.
Cut-off Date Balance / Room:	$286,885	$348,361	(2)	See “Current Mezzanine or Subordinate Indebtedness” herein.
Balloon Balance / Room:	$271,079	$332,555	(3)	See “Initial Reserves” herein and “Ongoing Reserves” herein.
Cut-off Date LTV:	59.8%	72.6%	(4)	Monthly deposits required in the amount of (i) for the Fairfield Inn Property,
Balloon LTV:	56.5%	69.4%	1/12 of 3.25% of the prior calendar year’s gross income from operations in
Underwritten NOI DSCR(5)(6):	1.72x	1.24x	2011 and 1/12 of 4.00% of the prior calendar year’s gross income from
Underwritten NCF DSCR(5)(6) :	1.58x	1.14x	operations thereafter, and (ii) for the Four Points Property, 1/12 of 4.0% of the
Underwritten NOI Debt Yield:	11.7%	9.6%	prior calendar year’s gross rooms revenue.
Underwritten NCF Debt Yield:	10.8%	8.9%	(5)	Total Debt includes the mezzanine loan described under “Current Mezzanine or
			Subordinate Indebtedness” herein. The mezzanine loan has a 12.0000% per
			annum interest rate.
			(6)	Based on amortizing debt service payments. Based on the current interest-only
			payments, the Underwritten NOI DSCR and the Underwritten NCF DSCR for
			the mortgage loan are 2.10x and 1.93x, respectively.
			(7)	The “As Stabilized” LTV ratio is 53.8% based on achieving stabilization based
			on the appraiser’s market projections as of April 1, 2014.

Property Summary
Property Name	Location	Rooms	Year Built / Renovated	Allocated Loan Amount	Appraised Value(1)	Occupancy(2)
Four Points Sheraton Times Square	New York, NY	244	2008 / NAP	$70,000,000	$117,000,000	87.0%
Fairfield Inn Times Square	New York, NY	244	2008 / NAP	70,000,000	117,000,000	87.3
Total / Wtd. Avg.:		488		$140,000,000	$234,000,000	87.2%
(1)	The “As Stabilized” Appraised Value for each property is $130,000,000 based on achieving stabilization based on the appraiser’s market projections as of April 1, 2014.
(2)	Occupancy is based on the T-12 June 30, 2011 actual performance.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

326 & 330 West 40th Street New York, NY 10018	Collateral Asset Summary Times Square Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$140,000,000 59.8% 1.72x 11.7%

Historical Occupancy, ADR, and RevPAR(1)
Fairfield Inn Times Square	T-12 May 2009	T-12 May 2010	T-12 May 2011
Occupancy	77.3%	82.2%	87.5%
ADR	$146.94	$180.68	$200.27
RevPAR	$113.65	$148.44	$175.13
Competitive Set(2)	T-12 May 2009	T-12 May 2010	T-12 May 2011
Occupancy	NAP	83.3%	90.1%
ADR	NAP	$182.17	$203.09
RevPAR	NAP	$151.69	$182.90
Penetration	T-12 May 2009	T-12 May 2010	T-12 May 2011
Occupancy	NAP	98.7%	97.1%
ADR	NAP	99.2%	98.6%
RevPAR	NAP	97.9%	95.8%
Historical Occupancy, ADR, and RevPAR(1)
Four Points Sheraton Times Square	T-12 May 2009	T-12 May 2010	T-12 May 2011
Occupancy	NAP	79.7%	87.0%
ADR	NAP	$167.03	$196.43
RevPAR	NAP	$133.13	$170.99
Competitive Set(3)	T-12 May 2009	T-12 May 2010	T-12 May 2011
Occupancy	NAP	83.8%	90.1%
ADR	NAP	$184.50	$203.74
RevPAR	NAP	$154.66	$183.63
Penetration	T-12 May 2009	T-12 May 2010	T-12 May 2011
Occupancy	NAP	95.1%	96.6%
ADR	NAP	90.5%	96.4%
RevPAR	NAP	86.1%	93.1%
(1)
Source: Smith Travel Report. The minor variances between the underwriting and the above table with respect to Occupancy, ADR and RevPAR at the Times Square Hotel Portfolio are attributable to variances in reporting methodologies and/or timing differences.

(2)
Competitive Set for Fairfield Inn Times Square includes: Holiday Inn Express NYC Madison Square Garden, Four Points Midtown Times Square, Hilton Garden Inn New York West 35th Street, Holiday Inn Express New York City Times Square, Hampton Inn Manhattan Times Square South, and Wyndham Garden Hotel Times Square South.

(3)
Competitive Set includes: Holiday Inn Express NYC Madison Square Garden, Fairfield Inn & Suites New York Manhattan Times Square, Hilton Garden Inn New York West 35th Street, Holiday Inn Express New York City Times Square, Hampton Inn Manhattan Times Square South, and Wyndham Garden Hotel Times Square South.

Primary Competitive Set(1)
Property	Rooms	Commercial %	Meeting & Group %	Leisure %	Occupancy	ADR	2010 RevPAR
Fairfield Inn Times Square(2)	244	50%	5%	45%	86%	$200.71	$171.57
Four Points Sheraton Times Square(2)	244	60%	5%	35%	86%	190.66	164.68
Courtyard Times Square South	244	65%	5%	30%	92%	249.00	229.08
Wingate	92	50%	5%	45%	88%	201.00	176.88
Wyndham Garden Times Square South	223	45%	10%	45%	90%	178.00	160.20
Hampton Inn Times Square South	184	50%	5%	45%	86%	204.00	175.44
Holiday Inn Express Times Square	210	45%	5%	50%	84%	198.00	166.32
Hampton Inn Times Square North	300	60%	5%	35%	99%	236.00	233.64
Hilton Garden Inn Times Square	369	60%	5%	35%	99%	245.00	242.55
Ascend Collection Distrikt Hotel	155	50%	5%	45%	82%	213.00	174.66
Staybridge Suites Times Square	310	50%	5%	45%	91%	221.00	201.11
Element Times Square	411	55%	5%	40%	35%	153.00	53.55
Total/Wtd. Avg.	2,986	55%	5%	40%	89%	$216.31	$192.70
(1)	Source: Appraisal. Competitive set Occupancy, ADR and RevPAR are 2010 estimates.
(2)	The Occupancy, ADR and RevPAR data for Fairfield Inn Times Square and Four Points Sheraton Times Square is based on actual 2010 performance.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

326 & 330 West 40th Street New York, NY 10018	Collateral Asset Summary Times Square Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$140,000,000 59.8% 1.72x 11.7%

The Loan.    The Times Square Hotel Portfolio loan (the “Times Square Hotel Portfolio Loan”) is a $140.0 million fixed rate loan secured by the borrower’s fee simple interest in two hotel properties located in New York, NY (the “Times Square Hotel Portfolio Properties”) as well as the Sky Bar LLC borrower’s interest in Sky Bar Times Square, Inc., the lessee of the Sky Bar.  The $140.0 million first mortgage loan has a 5-year term, an initial interest-only period of 12 months and amortizes on a 30-year schedule thereafter. The Times Square Hotel Portfolio Loan accrues interest at a fixed rate equal to 5.5036%. Loan proceeds, with an additional $30.0 million mezzanine loan, were used to acquire the 244-room Four Points Sheraton Times Square (the “Four Points Property”) and to refinance the 244 room Fairfield Inn Times Square (the “Fairfield Inn Property”). The Four Points Property operates under the “Four Points by Sheraton” brand pursuant to a license agreement with The Sheraton LLC that expires on June 4, 2029. The Fairfield Inn Property operates under the “Fairfield Inn & Suites” brand pursuant to a franchise agreement with Marriott International, Inc. that expires on September 1, 2033. The Four Points Property and the Fairfield Inn Property are located adjacent to one another on West 40th Street between 8th and 9th Avenues in New York, NY. The Four Points Property was purchased for $112,000,000 ($459,016/room) and the Fairfield Inn Property had debt of $56,260,000, which was retired at closing. Based on the “As-is” appraised value of $234,000,000 for the Times Square Hotel Portfolio Properties as of March 23, 2011, the cut-off date LTV is 59.8% for the Times Square Hotel Portfolio Loan and 72.6% for the Times Square Hotel Portfolio Loan and the mezzanine loan in the aggregate. Based on the “As Stabilized” appraised value as of April 1, 2014 of $260,000,000 for the Times Square Hotel Portfolio Properties, the “As Stabilized” LTV is 53.8% for the Times Square Hotel Portfolio Loan and 65.4% for the Times Square Hotel Portfolio Loan and the mezzanine loan in the aggregate. The most recent prior financings of the Times Square Hotel Portfolio Properties were not included in a securitization.

The Borrower / Sponsor.    The borrowers, Times Square Hospitality I, LLC, Times Square Hospitality II, LLC and Sky Bar LLC, are each a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in each such entity’s organizational structure.

The sponsors of the borrowers and the nonrecourse carve-out guarantors are Norbert Gehr and Norbert Gehr Living Trust. Two of the borrowing entities, Times Square Hospitality I, LLC (Four Points) and Times Square Hospitality II, LLC (Fairfield Inn); are each controlled by Gehr Development New York, LLC. Gehr Development New York, LLC and Sky Bar LLC are each is controlled by the Norbert Gehr Living Trust. Norbert Gehr is the Trustee of the Norbert Gehr Living Trust and has sole control.

The Gehr Group is based in Los Angeles and is a multi-national business conglomerate consisting of a group of companies under common ownership and engaged in varied industries over three continents. Group businesses include real estate, manufacturing, wholesale and distribution, direct marketing and international trade. The real estate development group has owned and operated hotel, multifamily, office, retail and industrial real estate properties in New York, California and Florida. The acquisition of the Fairfield Inn in 2009 and the more recent acquisition of the Four Points mark the company’s entrance into the Manhattan market. Norbert Gehr is the Founder, Chairman and CEO of The Gehr Group.

The Property.  The Times Square Hotel Portfolio Properties are located in Times Square on West 40th Street between 8th and 9th Avenues, within walking distance of key Manhattan landmarks including Times Square, Herald Square, Penn Station, the Jacob K. Javits Convention Center, Madison Square Garden, the Theatre District and numerous Class A office buildings. The Time Square Hotel Portfolio Properties, which were constructed in 2008 and first reportedly occupied in 2009, are adjacent to each other, but are each independent 33-story limited service hotels. Each contains 244 guestrooms. Each hotel is designed as a standalone asset and features a designated entrance bearing frontage on West 40th Street and contains separate support facilities. Despite the similar building composition, the two hotels are clearly distinguishable by the furnishings and décor which reflect the latest Fairfield Inn & Suites by Marriott and Four Points by Sheraton brand standards. The Times Square Hotel Portfolio Properties both feature breakfast areas, lobby seating areas, state-of-the art fitness centers and business centers. The Four Points Sheraton Times Square Property also features a three-meal restaurant called the Gotham Bistro. The hotels share a leased rooftop bar and terrace known as the Sky Room, which opened in September 2010 and features views of the Manhattan skyline and the Hudson River.

Guestrooms are located on floors 2 through 31 of both hotel towers, with expansive suites on the 32nd floor featuring views of the Manhattan skyline. Each guestroom features comfortable bedding packages, state-of-the-art technology, complimentary high-speed Internet access, artwork and design and a full range of amenities for business and leisure travelers. Guestrooms at both hotels feature the following amenities: 32-inch flat screen television, coffee maker, work desk with ergonomic chair, hair dryer, in-room safe, iPod docking station, iron and ironing board, two telephones with voicemail and dataports. The Fairfield Inn Property offers a complimentary continental breakfast in a dining area on the lobby level. Other facilities and amenities include a 24-hour business center and a fitness center. The Four Points offers the Gotham Bistro, which is located in the lobby level of the hotel and features a secluded patio and expansive selection of popular international cuisines. The restaurant is open seven days a week. The Fairfield Inn recently underwent upgrades to its lobby and bar area at a cost of $1.8 million.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

326 & 330 West 40th Street New York, NY 10018	Collateral Asset Summary Times Square Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$140,000,000 59.8% 1.72x 11.7%

Sky Room Bar
The Sky Room occupies approximately 5,000 sq. ft. on the 33rd floor and rooftops of both hotels. Opened in September 2010, the Sky Room was designed to accommodate approximately 350 people. The Gehr Group invested approximately $3.2 million in the build out. Patrons are able to enjoy skyline views from one of the highest vantage points in the city. The Sky Room is leased to Sky Bar Times Square, Inc. (“Sky Bar Tenant”), an entity wholly owned by the Sky Bar LLC borrower, under two separate leases and is managed by Manhattan nightlife operator, PM Hospitality Group, Inc., under a separate management contract. Sky Bar LLC has pledged 100% of its ownership interest in the Sky Bar Tenant (the “Sky Bar Pledge”) as collateral for the Times Square Hotel Portfolio Loan. The Sky Bar Pledge may be released only in connection with a partial release of the Times Square Hotel Portfolio Loan involving one of the Times Square Hotel Portfolio Properties; provided, however, that the applicable Sky Bar lease with respect to the Times Square Hotel Portfolio Property remaining subject to the lien of the Times Square Hotel Portfolio Loan shall remain in full force and effect.

The Market.     The Times Square Hotel Portfolio Properties are located within the Times Square area of the island of Manhattan in New York City, New York.  New York City is recognized as an international commerce and cultural center, and with more than eight million residents it is one of the most populous cities in the nation and one of the largest in the world. New York City offers world-renowned cultural attractions, entertainment, restaurants, retail and is the national’s financial and business capital. The Borough of Manhattan forms the central political, financial, and cultural core of New York City and is the economic growth engine of the region.

The Manhattan lodging market is one of the strongest lodging markets in the nation. According to the appraiser, over the last 23 years the average demand growth of 2.0% has outpaced corresponding supply growth of 1.5%. The Manhattan lodging market represents one of only five major markets among the top 25 in the U.S. to have maintained such a positive differential between supply and demand over the same period. The Manhattan lodging market benefits from a diversified mix of corporate, group and leisure demand due to the numerous and varied demand drivers. Despite the downturn in the global economy and record supply additions over the past two years, the Manhattan lodging market has been able to maintain an occupancy level in excess of 80%. In 2010, the overall market experienced a 9.4% increase in room night demand, a 4.5% increase in occupancy and an 8.4% increase in ADR, resulting in a RevPAR increase of 13.3% over 2009 levels.

The Times Square Hotel Portfolio Properties benefit from their location as they are only a short walk from Times Square, proximity to popular tourist attractions, strong corporate demand from 57 million sq. ft. of office space within the Times Square and Westside markets and the largest transportation network concentration in Manhattan. Other key tourist attractions, including Bryant Park, the Fifth Avenue Shopping District, Grand Central Terminal, Macy’s Department Store, Madison Square Garden, Rockefeller Center and the Empire State Building are all in close proximity. Major corporate tenants within walking distance include the New York Times, Proskauer Rose, Legg Mason, Viacom, Ernst & Young, Skadden Arps, Reuters and Bank of America. The 1.6 million square foot Jacob K. Javits Convention Center is situated three blocks away.

For the T-12 period ended May 31, 2011 the competitive set for the Fairfield Inn Times Square has experienced an increase in RevPAR of 20.6% from the T-12 ended May 31, 2010, from $151.69 to $182.90 (based on the Smith Travel Report). Over the same period, the competitive set for the Four Points Sheraton Times Square experienced an increase in RevPAR of 18.7%, from $154.66 to $183.63 (based on the Smith Travel Report). Because each of the hotels is in the other’s competitive set, the numbers for the two competitive sets differ slightly from one another.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

326 & 330 West 40th Street New York, NY 10018	Collateral Asset Summary Times Square Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$140,000,000 59.8% 1.72x 11.7%

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2009	12/31/2010	T-12 6/30/2011	U/W	U/W per Room
Occupancy	79.9%	85.9%	87.2%	87.2%
ADR	$179.72	$195.66	$204.94	$204.94
RevPAR	$143.56	$168.12	$178.65	$178.65

Room Revenue	$18,355,422	$29,946,081	$31,820,282	$31,820,282	$65,205
F&B Revenue	298,709	762,179	747,760	747,760	1,532
Other Revenue	54,568	371,523	453,123	506,030	1,037
Total Revenue	$18,708,699	$31,079,783	$33,021,165	$33,074,072	$67,775
Operating Expenses	3,787,648	5,719,618	6,213,003	6,217,950	12,742
Undistributed Expenses	4,258,979	7,156,340	7,498,461	7,839,697	16,065
Gross Operating Profit	$10,662,072	$18,203,825	$19,309,701	$19,016,425	$38,968
Total Fixed Charges	1,477,816	2,752,564	2,836,881	2,640,708	5,411
Net Operating Income	$9,184,256	$15,451,261	$16,472,820	$16,375,717	$33,557
FF&E	748,348	1,243,191	1,320,847	1,322,963	2,711
Net Cash Flow	$8,435,908	$14,208,070	$15,151,973	$15,052,755	$30,846

Property Management.    The Times Square Hotel Portfolio Properties are managed by Real Hospitality Group, LLC, an affiliate of the borrower.

Lockbox / Cash Management.    The Times Square Hotel Portfolio Loan is structured with a hard lockbox and springing cash management. Active cash management and a full sweep of excess cash flow are triggered upon (i) an event of default under the Loan or the mezzanine loan, (ii) bankruptcy or insolvency of borrower or any individual mezzanine borrower, guarantor or manager, or (iii) the DSCR of the Times Square Hotel Portfolio Loan and the mezzanine loan in the aggregate (collectively, the “Aggregate Indebtedness”), based on the required amortization, falling below 1.08x on or prior to 3 month anniversary of closing date; thereafter, the DSCR of the Aggregate Indebtedness, based on the required amortization, falling below 1.10x (each of (i) through (iii) above a “Cash Management Trigger Event”).  After the occurrence of a Cash Management Trigger Event related to (iii) above, the Times Square Hotel Portfolio Loan will remain in active cash management until the DSCR of the Aggregate Indebtedness is 1.20x, based on the required amortization, for two consecutive quarters. After the occurrence of a Cash Management Trigger Event related to (i) or (ii) above, the Times Square Hotel Portfolio Loan will remain in active cash management until the related default, bankruptcy or insolvency is cured pursuant to the requirements detailed in the loan documents.

Initial Reserves.    At closing, the borrowers deposited (i) $1,344,277 into a tax reserve account and (ii) $55,566 into an insurance reserve account.

Ongoing Reserves.    On a monthly basis, the borrowers are required to deposit reserves of (i) $224,046 into a monthly tax reserve account, (ii) (a) for the Fairfield Inn Property, on monthly payment dates occurring in 2011, 1/12 of 3.25% of the prior calendar year’s gross income from operations and on monthly payment dates occurring any time after 2011, 1/12 of 4.00% of the prior calendar year’s gross income from operations into an FF&E reserve account, and (b) for the Four Points Property,1/12 of 4.0% of the prior calendar year’s gross rooms revenue. Borrowers are also required to deposit 1/12 of the cost of the annual premium to renew the required insurance policies if and when the actual premiums are not being paid on a monthly basis. In addition, the borrowers are required to deposit all excess cash remaining after payment of debt service (including mezzanine debt service), required reserves, operating expenses and extraordinary expenses into the debt service shortfall reserve, beginning on the payment date occurring in July, 2011. Deposits into the debt service shortfall reserve are required to continue until the balance in the reserve is equal to $1,000,000 less the aggregate amount, if any, that has been disbursed from the debt service shortfall reserve up to such time to cover shortfalls in debt service for the Aggregate Indebtedness.

Current Mezzanine or Subordinate Indebtedness.    In conjunction with the Times Square Hotel Portfolio Loan, PMFI TS Hotels Mezz Lender LLC, an affiliate of Prudential Real Estate Investors, provided $30,000,000 in co-terminus mezzanine financing. The mezzanine loan borrowers are required to make interest-only payments for the full five-year term of the mezzanine loan. The mezzanine loan bears interest at an annual rate of 12.0000%.

Future Mezzanine or Subordinate Indebtedness Permitted.     None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

326 & 330 West 40th Street New York, NY 10018	Collateral Asset Summary Times Square Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$140,000,000 59.8% 1.72x 11.7%

Partial Release. On or after the permitted release date, the borrowers may defease a portion of the Times Square Hotel Portfolio Loan and obtain a release of an individual property from the lien of the mortgage, subject to the prepayment of both 115% of the release amount for such individual property and the Sky Bar adjusted release amount of $1,567,076, as well as satisfaction of the following conditions: (i) the pro forma DSCR of the Aggregate Indebtedness (as reasonably determined by the mortgage lender) for the 12 full calendar months immediately following the release shall not be less than the greater of (a) the DSCR of the Aggregate Indebtedness for the 12 full calendar months immediately preceding the origination date and (b) the DSCR of the Aggregate Indebtedness for the 12 full calendar months immediately preceding such release, (ii) the pro forma debt yield of the Aggregate Indebtedness (as reasonably determined by the mortgage lender) for the 12 full calendar months immediately following the release shall not be less than the greater of (a) the debt yield of the Aggregate Indebtedness for the 12 full calendar months immediately preceding the origination date and (b) the debt yield of the Aggregate Indebtedness for the 12 full calendar months immediately preceding such release, (iii) after giving effect to such release, the LTV of the Aggregate Indebtedness shall not be greater than the lesser of (a) the LTV of the Aggregate Indebtedness as of the origination date and (b) the LTV of the Aggregate Indebtedness immediately prior to such release and (iv) the LTV of the Aggregate Indebtedness exceeds or would exceed 125% immediately after such release, prepayment of principal by an amount not less than the greater of (a) 115% of the release amount or (b) the least of the following amounts: (i) if the released property is sold, the net proceeds of the sale, (ii) the fair market value of the released property, (iii) an amount such that the LTV of the Aggregate Indebtedness after the release is less than or equal to the LTV of the Aggregate Indebtedness immediately prior to such release. The release amount for each individual property is $69,318,663.

Substitution of Collateral. Not allowed.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

326 & 330 West 40th Street New York, NY 10018	Collateral Asset Summary Times Square Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$140,000,000 59.8% 1.72x 11.7%

Times Square Hotel Portfolio
1 Fairfield Inn Times Square New York, NY
2 Four Points Sheraton Times Square New York, NY
CENTRAL PARK
Midtown
Theatre Dist.
West Side
East Side
Garment District
Murray Hill
Kips Bay
Flatiron District
Greenwich Village
Stuyvesant Town
East River
FDR Drive
Lincoln Tunnel
Queensboro Bridge
Times Square
Bryant Park
Madison Square Park
Union Square
Gramercy Park
Stuyvesant Square
Jacob Javits Convention Center
Intrepid Sea-Air-Space Museum
Passenger Ship Terminal
DeWitt Clinton Park
Empire State Building
Chrysler Building
Grand Central Terminal (Metro North)
United Nations Headquarters
Penn Station
Madison Square Garden
General Post Office
Port Authority Bus Terminal
Rockefeller Center
Radio City Music Hall
St. Patrick's Cathedral
Museum of Modern Art
Carnegie Hall
Time Warner Center
Metropolitan Opera House
Juilliard School
New York Public Library
Macy's
Flatiron Building
Edgewater
North Bergen
West New York
Secaucus
Weehawken
Union City
Jersey City
Hoboken
Manhattan
New York City
Bronx
Queens
Brooklyn
New York Harbor

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2400 – 2498 Sand Hill Road Menlo Park, CA 94025	Collateral Asset Summary Quadrus Office Park	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$112,000,000 52.8% 1.49x 9.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2400 – 2498 Sand Hill Road Menlo Park, CA 94025	Collateral Asset Summary Quadrus Office Park	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$112,000,000 52.8% 1.49x 9.7%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Suburban Office
Sponsor:	Divco West Real Estate Services, LLC;		Collateral:	Fee Simple
	Public Sector Pension Investment		Location:	Menlo Park, CA
	Board; The Henry J. Kaiser Family		Year Built / Renovated:	1969 – 2005 / 1988 – 2004
	Foundation		Total Sq. Ft.:	206,464
Borrower:	Quadrus Sand Hill LLC		Property Management:	Divco West Real Estate Services, Inc.
Original Balance:	$112,000,000		Underwritten NOI:	$10,890,290
Cut-off Date Balance:	$112,000,000		Underwritten NCF:	$10,425,746
% by Initial UPB:	8.0%		Appraised Value:	$212,000,000
Interest Rate:	5.1400%		Appraisal Date:	June 13, 2011
Payment Date:	6th of each month
First Payment Date:	August 6, 2011		Historical NOI
Maturity Date:	July 6, 2021		Most Recent NOI:	$8,625,844 (December 31, 2010)
Amortization:	Interest Only for first 24 months; 360		2nd Most Recent NOI:	$9,876,506 (December 31, 2009)
	months thereafter		3rd Most Recent NOI:	$9,437,917 (December 31, 2008)
Additional Debt(1):	Future Mezzanine Debt Permitted
Call Protection:	L(25), D(91), O(4)		Historical Occupancy
Lockbox / Cash Management:	Hard / In Place		Most Recent Occupancy(4) :	77.2% (June 1, 2011)
			2nd Most Recent Occupancy:	81.6% (December 31, 2010)
Reserves(2)			3rd Most Recent Occupancy:	91.3% (December 31, 2009)
	Initial	Monthly	4th Most Recent Occupancy:	89.4% (December 31, 2008)
Taxes:	$261,871	$65,468	(1)	See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
Insurance:	$0	Springing	(2)	See “Initial Reserves” herein and “Ongoing Reserves” herein.
Replacement:	$0	$4,301	(3)	Based on amortizing debt service payments. The current interest only
TI/LC:	$942,876	$34,402	payments result in an Underwritten NOI DSCR and Underwritten NCF DSCR of
Required Repairs:	$329,784	NAP	1.87x and1.79x, respectively.
			(4)	The Most Recent Occupancy includes 32,500 sq. ft. of building 4, which, as of
Financial Information			June 1, 2011, has 28,813 sq. ft. offline due to a gut renovation expected to be
Cut-off Date Balance / Sq. Ft.:		$542	completed by June 2012. Excluding the entire 32,500 sq. ft. of Building 4, the
Balloon Balance / Sq. Ft.:		$471	occupancy as of June 1, 2011 is 89.5%.
Cut-off Date LTV:		52.8%
Balloon LTV:		45.9%
Underwritten NOI DSCR(3):		1.49x
Underwritten NCF DSCR(3) :		1.42x
Underwritten NOI Debt Yield:		9.7%
Underwritten NCF Debt Yield:		9.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2400 – 2498 Sand Hill Road Menlo Park, CA 94025	Collateral Asset Summary Quadrus Office Park	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$112,000,000 52.8% 1.49x 9.7%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	Annual U/W Base Rent PSF	% of Total Annual U/W Base Rent	Lease Expiration
Kaiser Foundation	NR/NR/NR	19,525	9.5%	$97.56	14.4%	7/1/2021
Benchmark Capital	NR/NR/NR	9,696	4.7%	77.04	5.6%	12/31/2011(2)
The Blackstone Group	A+/NR/A	8,922	4.3%	160.32	10.8%	12/31/2016(3)
Panorama Capital	NR/NR/NR	8,789	4.3%	82.20	5.4%	2/28/2013
August Capital Management	NR/NR/NR	8,756	4.2%	77.76	5.1%	9/20/2018
Subtotal / Wtd. Avg.:		55,688	27.0%	$98.50	41.3%

Other	Various	103,746	50.2%	$92.35(4)	58.7%	Various
Vacant(5)	NAP	47,030	22.8%	NAP	NAP	NAP
Total / Wtd. Avg.:		206,464	100.0%	$94.80(4)	100.0%
(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
Benchmark Capital has executed an LOI for a build-to-suit for 100.0% of Building 9. The terms of the LOI keep their current rent at $77.04 PSF per year NNN until the delivery of Building 9, which is estimated to be June 2013. Upon occupancy of Building 9, the lease will extend for 7 years at $99.00 PSF per year NNN with 3.0% bumps and a $60 PSF tenant improvement allowance. See “Partial Release” below.

(3)
The Blackstone Group lease includes a termination option anytime after December 2013 with 6 months prior notice with a fee equal to the unamortized portion of the tenant improvement allowance, which was $40 PSF.

(4)	Excludes 19,408 sq. ft. that does not have any rent associated with it, including the conference center, café, fitness center, management office, maintenance shop and storage units.
(5)
Vacant square footage includes 32,500 sq. ft. of building 4, which, as of June 1, 2011, has 28,813 sq. ft. offline due to a planned gut renovation expected to be completed by June 2012. Excluding the entire 32,500 sq. ft. of building 4, the occupancy as of June 1, 2011 is 89.5%.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2011	3	13,860	6.7%	13,860	6.7%	$70.83	7.4%	7.4%
2012	10	39,006	18.9%	52,866	25.6%	$69.58	20.4%	27.8%
2013	3	13,121	6.4%	65,987	32.0%	$84.26	8.3%	36.2%
2014	1	3,812	1.8%	69,799	33.8%	$95.40	2.7%	38.9%
2015	3	20,808	10.1%	90,607	43.9%	$106.23	16.7%	55.6%
2016	4	30,415	14.7%	121,022	58.6%	$108.92	25.0%	80.5%
2017	0	0	0.0%	121,022	58.6%	$0.00	0.0%	80.5%
2018	1	8,756	4.2%	129,778	62.9%	$77.76	5.1%	85.6%
2019	0	0	0.0%	129,778	62.9%	$0.00	0.0%	85.6%
2020	7	10,131	4.9%	139,909	67.8%	$0.00	0.0%	85.6%
2021	2	19,525	9.5%	159,434	77.2%	$97.56	14.4%	100.0%
Thereafter	0	0	0.0%	159,434	77.2%	$0.00	0.0%	100.0%
Vacant	NAP	47,030	22.8%	206,464	100.0%	NAP	NAP
Total / Wtd. Avg.	34	206,464	100.0%			$83.26	100.0%

The Loan.    The Quadrus Office Park loan (the “Quadrus Office Park Loan”) is a $112.0 million fixed rate loan secured by the borrower’s fee simple interest in the 206,464 square foot Class A, office campus located at in Menlo Park, California (the “Quadrus Office Park Property”). The $112.0 million first mortgage loan has a 10-year term and amortizes on a 30-year schedule after an initial two year interest-only period. The Quadrus Office Park Loan accrues interest at a fixed rate equal to 5.1400%. Loan proceeds were used to acquire a 49.9% interest in the Quadrus Office Park Property by DivcoWest and The Public Sector Pension Investment Board.  The Quadrus Office Park Loan provided a $56.11 million cash out to the seller of the 49.9% interest, the Henry J, Kaiser Family Foundation (“KFF”), as the property was not encumbered with any debt at the time of acquisition.  KFF has owned the Quadrus Office Park Property since 1986 and retained a 50.1% interest in the borrowing entity. The Quadrus Office Park Loan is 53.8% loan-to-cost based on the imputed purchase price of $208.0 million. Based on the appraised value of $212.0 million as of June 13, 2011, the cut-off date LTV is 52.8% and the remaining implied equity is $100.0 million. The appraiser also determined a land value of $195.8 million, which would yield a cut-off date LTV of 57.2%. The most recent prior financing of the Quadrus Office Park Property was not included in a securitization.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2400 – 2498 Sand Hill Road Menlo Park, CA 94025	Collateral Asset Summary Quadrus Office Park	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$112,000,000 52.8% 1.49x 9.7%

The Borrower / Sponsor.    The borrower, Quadrus Sand Hill LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organization structure.  The sponsor of the borrower and the nonrecourse carve-out guarantors, collectively, severally and not jointly, are The Henry J. Kaiser Family Foundation (“KFF”), Public Sector Pension Investment Board (“PSP”) and Divco West Real Estate Services, LLC (“DivcoWest”). Liability for each guarantor, with respect to any loss item, is capped at the greater of (a) such guarantor’s pro rata share (DivcoWest – 5%; PSP -  47.5%; KFF – 47.5%) multiplied by the then outstanding principal balance or (b) with respect to DivcoWest, $2,800,000; with respect to PSP, $26,600,000 and with respect to KFF, 26,600,000. Liability for each guarantor upon a springing recourse event shall be capped at $5,600,000 for Divco and $53,200,000 for each of PSP and KFF. In addition, the guarantors are not liable for a breach of environmental covenants. The lender has obtained a secured creditor environmental insurance policy in lieu of such guaranty from the guarantors.

The Henry J. Kaiser Family Foundation is a California charitable trust and non-profit, private foundation dedicated to providing information and analysis on health care issues to policymakers, the media, the health care community and the general public. The Kaiser Family Foundation is headquartered in Menlo Park, CA at the Quadrus Office Park Property and operates a public affairs center in Washington, D.C. The foundation was established in 1948 by Henry J. Kaiser, a prominent American industrialist known as the father of modern shipbuilding.

The Public Sector Pension Investment Board is a Canadian crown corporation established to invest the amounts transferred by the federal government equal to the proceeds of the net contributions since April 1, 2000, for the pension plans of the Public Service, the Canadian Forces and the Royal Canadian Mounted Police, and since March 1, 2007, for the Reserve Force Pension Plan. Annual net contributions are expected to total more than $4 billion per year in the near future, and net contributions are expected to remain positive for the next two decades. Amounts are invested in fixed income instruments, Canadian and foreign equities, real estate, private equities, infrastructure and other permissible investments through in-house and external managers.

DivcoWest Real Estate Services, LLC was founded by Stuart Shiff in 2006, who had previously co-founded DivcoWest Properties in 1993. With offices in San Francisco and Boston, DivcoWest was formed as an acquisitions entity to further the historically successful real estate related investment activities of DivcoWest Properties. Since 2006, the company has made 18 investments in office/R&D buildings in California, Massachusetts and Texas totaling 3.74 million square feet. DivcoWest invests for a broad base of institutional investors and high-net worth individuals. The senior principals have worked together since DivcoWest’s founding in 2006 and have an average of over 20 years of relevant experience. Prior to 2006, DivcoWest Properties and Yale Properties (founded by Robert Mashaal prior to joining DivcoWest in 2006) purchased more than $2.0 billion of commercial real estate across the United States.

The Property.  The Quadrus Office Park Property consists of eight Class A office buildings totaling 206,464 rentable sq. ft. situated on a 20.45-acre site. Located at 2400 – 2498 Sand Hill Road, just 2 miles from the Stanford University campus, the site was built in stages from 1969 to 2005 and is leased to a variety of venture capital, private equity and financial services tenants.  The Quadrus Office Park Property served as the headquarters for the Saga Corporation until 1986 when it was sold to its current owner, KFF. In addition, the borrower is awaiting final approval for the commencement of construction of an additional building (“Building 9”), which would bring the total rentable square footage of the Quadrus Office Park Property to 215,213 sq. ft., an increase of 8,749 sq. ft.

The existing buildings range from one to four stories and on-site amenities include a full-service, on-site food facility for catering, restaurant dining and take-out, a comprehensive conference and meeting center available to all tenants and the public, a fitness center, an art vault housing a large private collection displayed throughout the offices and common areas, outdoor break areas and a basketball court.  The Quadrus Office Park Property includes 644 parking spaces with a parking ratio of 3.12 per 1,000 square feet.

The Quadrus Office Park Property is currently 77.2% leased as of June 1, 2011 to approximately 23 tenants, with an average tenant size of 5,601 square feet per suite. The average office rent PSF of the tenants in-place (excluding storage, the café, conference center and other common use areas that do not have rent associated with them) is $94.80 PSF per year NNN.  Building 4 is being held offline until the completion of a gut renovation. Excluding building 4, which accounts for 61.3% of the vacant square footage, occupancy would be 89.5% as of June 1, 2011.

The redevelopment of building 4 will include relocating the elevators, improving the window line and introducing a prominent lobby and entryway, similar to the work done in building 3. The borrower estimates building costs to be $4.6 million or $141 PSF for building 4 based on the redevelopment costs for building 3.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2400 – 2498 Sand Hill Road Menlo Park, CA 94025	Collateral Asset Summary Quadrus Office Park	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$112,000,000 52.8% 1.49x 9.7%

The borrower additionally is in the process of zoning and entitlement discussions with the City of Menlo Park for the development of a new approximately 10,652 square foot freestanding building (Building 9), which will be adjacent to Building 5. Benchmark Capital is in negotiations to lease the entirety of the proposed new building upon completion.  The borrower estimates costs of $381 PSF plus tenant improvements for a total of $4.9 million. Final approvals will be contingent on the entitlements from the City of Menlo Park and neighbor approval, which management does not anticipate being an issue given that no significant sightlines exist between adjacent landowners and the new building.

The borrower intends to implement a comprehensive capital improvement plan throughout the first several years of ownership. The major items include improving campus signage and common areas such as patios, handrails, lighting, landscaping, painting and decks, for an estimated cost of approximately $2.0 million. Additionally, the planned renovation includes interior common area improvements to building 2, as well as improvements to the fitness center and the café. The borrower intends to install premier monument signage to provide a more modern feel.  Campus common area improvements are underway with the existing management and will continue to be implemented. Modern lighting, landscape architecture, handrails and stonework will be updated with the goal of creating a more corporate feeling.  In total, the borrower plans to invest approximately $3.0 million in capital improvements over the next three years.

Major Tenants.
The Henry J. Kaiser Family Foundation (19,525 sq. ft., 9.5% of NRA, 14.4% of Annual U/W Base Rent). The Henry J. Kaiser Family Foundation has owned the Quadrus Office Park Property since 1986 and recently executed a long-term lease for $97.56 PSF/per year NNN expiring in July 2021.  The Quadrus Office Park Property serves as the national headquarters for the Kaiser Foundation, as more fully described in “The Borrowers / Sponsors” herein.

Benchmark Capital (9,696 sq. ft., 4.7% of NRA, 5.6% of Annual U/W Base Rent) Benchmark Capital has been a tenant at the Quadrus Office Park Property since 1996 and currently leases the upper floors of Building 5. Benchmark Capital recently executed an LOI for a build-to-suit for 100.0% of the new Building 9 when it is completed, which is estimated to be June 2013. Upon occupancy of Building 9, the lease will extend for 7 years at $99.00 PSF per year NNN with 3% bumps and $60 PSF in tenant improvements. Benchmark Capital is a venture capital firm specializing in early stage investments in technology driven companies, mainly based in the U.S. and Europe. The firm seeks to be the first investor in the portfolio companies, typically making initial investments between $3 million and $5 million, with investments between $5 million and $15 million over the life of its portfolio companies. Benchmark Capital was founded in 1995 and is headquartered at the Quadrus Office Park Property with additional offices in London, United Kingdom and Herzliya Pituach, Israel.

The Blackstone Group (8,922 sq. ft., 4.3% of NRA, 10.8% of Annual U/W Base Rent) The Blackstone Group (rated A+/NR/A by Fitch/Moody’s/S&P) has been a tenant at the Quadrus Office Park Property since January 2009 in building 7 and is publicly traded (NYSE: BX).  The Blackstone Group, together with its subsidiaries, provides alternative asset management and financial advisory services worldwide. The company operates in four segments: Private Equity, Real Estate, Credit and Marketable Alternatives, and Financial Advisory. Blackstone Group Management L.L.C. operates as the general partner of the company. The Blackstone Group was founded in 1985 and is headquartered in New York, New York. The tenant has two, 5-year extension options with nine months prior notice.

The Market.  The Quadrus Office Park Property is located midway between San Francisco and San Jose, with easy access to Interstate 280 and Highway 101, and minutes from a myriad of restaurants and retail stores that are in the Stanford Shopping Center, Sharon Heights Shopping Center, downtown Palo Alto and downtown Menlo Park. Stanford University campus, along with its Research Park, is located within two miles of the Quadrus Office Park Property, and both the San Jose International Airport and San Francisco International Airport are within 25 minutes. The San Francisco Bay area has a broad industry base, ranging from banking in San Francisco to high technology in Silicon Valley to emerging industries throughout the region. Sand Hill Road sits in the heart of Silicon Valley, which is considered to be the hub of the high-tech industry in the United States, and continues to be one of the top research and development centers in the world. Silicon Valley is home to 14 of the 2011 Fortune 500 corporations.

The Quadrus Office Park Property is located in the San Mateo South County/Menlo Park-Sand Hill submarket. Sand Hill Road consists of just 39 buildings in discreet campus settings totaling approximately 1.2 million square feet, and is often referred to as a micro-market.  Stanford University owns approximately 40% of the land located in the Sand Hill Road micro-market, resulting in a premium for the remaining land. Equity from Sand Hill Road has a history of financing technological and cultural revolutions that most recently include electric automobiles, alternative fuels, social and business networking, and mobile computing.  In addition, the restaurants and retail of downtown Palo Alto and Menlo Park, as well as the cultural amenities of San Francisco, are just a short drive away. In the past twenty years, there have been only two office property sales in the 1.2 million sq. ft. Sand Hill Road submarket.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2400 – 2498 Sand Hill Road Menlo Park, CA 94025	Collateral Asset Summary Quadrus Office Park	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$112,000,000 52.8% 1.49x 9.7%

Below is a chart showing sales comparables as determined by the appraiser:

Summary of Sales Comparables
Address	City	Sale Date	Year Built	Building NRA	Sale Price / Value	Adjusted Price PSF	Cap Rate	Occupancy
Quadrus Office Park	Menlo Park, CA	NAP	1969-2005	206,464	$212,000,000	$1,027	6.83%	77%
100 Hamilton Avenue	Palo Alto, CA	Mar-2011	1983	71,827	$65,000,000	$1,093	6.90%	100%
3373 & 3375 Hillview Ave	Palo Alto, CA	Jul-2009	1999	120,000	$62,730,000	$1,046	7.16%	100%
601 California Ave	Palo Alto, CA	Jan-2008	1998	112,622	$85,000,000	$1,223	5.60%	100%
1801-1899 Page Mill Rd	Palo Alto, CA	Oct-2007	1975	181,000	$95,000,000	$913	NAP	85%
2882-2884 Sand Hill Rd	Menlo Park, CA	Jun-2006	1989	133,000	$133,000,000	$1,000	NAP	100%
Source: Appraisal

Within the Menlo Park-Sand Hill submarket, Q2 2011 vacancy was 8.3%, with Class A space at 5.8%, and total rental rates were $85.44 PSF, with Class A space at $87.71 PSF. Below are recent lease comparables as provided by the borrower within the Sand Hill Road submarket highlighting rental rates ranging from $60.84 PSF NNN to $174.00 PSF NNN.

Sand Hill Road Submarket Recent Lease Comparables

Tenant	Property Address	Square Feet	Effective Rent (PSF/Year)	Date Signed	Term
Sofinnova	2800 Sand Hill Road	5,700	$66.00	1/18/2011	48 months
Sierra Ventures	2884 Sand Hill Road	9,034	$84.36	10/27/2010	36 months
Pivotal Capital Partners	2882 Sand Hill Road	800	$67.44	9/14/2010	MTM
Lucile Children's Hospital	321 Middlefield Road	1,314	$62.88	8/27/2010	100 months
Dina Partners LP	2180 Sand Hill Road	492	$73.68	6/24/2010	36 months
Analysis Group	1010 El Camino Real	4,681	$61.92	5/26/2010	120 months
Applegate & Collatos	333 Middlefield Road	14,123	$61.80	4/1/2009	60 months
Lucile Salter Packard Children's Hospital	321 Middlefield Road	1,215	$63.12	3/4/2009	124 months
Michelle A de Marta M.D.	321 Middlefield Road	2,272	$60.84	2/24/2009	120 months
Greylock Partners	2550 Sand Hill Road	13,000	$174.00	2/18/2009	144 months
Total / Wtd. Avg.		52,631	$94.06

In addition to the lease comparables presented, another data point relevant to the subject is the Rosewood Hotels & Resorts, a resort conference center built in 2008 and consisting of four new Class A office buildings totaling 100,000 square feet. Per the appraiser, this project successfully leased parts of three of the four office buildings to NEA, Oak Hill Ventures, Seligman Western Enterprises, Andreeson Capital and others at rental rates ranging from $126 to $180 PSF (NNN). The following chart depicts the most recent leases at the Quadrus Office Park Property:

Quadrus Office Park Recent Leases

Property Address	Date Signed	Effective Rent (PSF/Year)	Tenant	Term	Sq. Ft.
2484 Sand Hill Road	LOI	$108.36	Benchmark Capital	84 months	10,652
2480 Sand Hill Road	4/4/2011	$96.00	August Capital Management	84 months	8,756
2400 Sand Hill Road	7/1/2011	$97.59	Kaiser Foundation	120 months	19,525
2440 Sand Hill Road	10/08/2010	$95.40	Heidrick & Struggles	36 months	3,812
2420 Sand Hill Road	8/3/2010	$78.00	Square 1 Bank	64 months	4,462
2498 Sand Hill Road	6/10/2010	$96.00	Sterling Stamos	60 months	8,652
2440 Sand Hill Road	3/16/2010	$84.00	Rembrandt Venture Management	66 months	4,287
Total / Wtd. Avg.		$96.48			60,146

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2400 – 2498 Sand Hill Road Menlo Park, CA 94025	Collateral Asset Summary Quadrus Office Park	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$112,000,000 52.8% 1.49x 9.7%

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2008	12/31/2009	12/31/2010	U/W	U/W PSF
Base Rent(1)	$12,727,664	$13,266,975	$11,946,525	$13,321,578	$64.52
Value of Vacant Space	0	0	0	5,279,879	25.57
Gross Potential Rent	$12,727,664	$13,266,975	$11,946,525	$18,601,457	$90.10
Total Recoveries	269,535	214,639	258,925	1,542,114	7.47
Total Other Income	59,469	49,886	35,746	189,545	0.92
Less: Vacancy	0	0	0	(5,279,879)	(25.57)
Effective Gross Income	$13,056,668	$13,531,500	$12,241,196	$15,053,236	$72.91
Total Operating Expenses	3,618,751	3,654,994	3,615,352	4,162,946	20.16
Net Operating Income	$9,437,917	$9,876,506	$8,625,844	$10,890,290	$52.75
TI/LC	0	0	0	412,928	2.00
Capital Expenditures	0	0	0	51,616	0.25
Net Cash Flow	$9,437,917	$9,876,506	$8,625,844	$10,425,746	$50.50
(1)	U/W Base Rent includes $321,492 of contractual rent steps through March 2012.

Property Management.    The Quadrus Office Park Property is managed by Divco West Real Estate Services, Inc., a borrower affiliate.

Lockbox / Cash Management.    The Quadrus Office Park Loan is structured with a hard lockbox and in place cash management. All excess cash will be swept into a lender controlled account to be used or held by lender upon an event of default or if the debt service coverage ratio for the trailing 12-month period is less than 1.12x on the last day of each calendar quarter.

Initial Reserves.    At closing, the borrower deposited (i) $261,871 into a tax reserve account, (ii) $942,876 into the TI/LC reserve account, which  is the sum of (a) $534,721 for existing outstanding approved leasing expenses, (b) $350,240 of August Capital free rent funds and (c) $57,915 of Sterling Stamos funds and (iii) $329,784 into the required repairs reserve.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) $65,468 into a monthly tax reserve account, (ii) $4,301 into a capital expenditure account and (iii) $34,402 into a TI/LC reserve account. Additionally, monthly deposits into the insurance reserve equal to 1/12 of the insurance premiums will be required if the borrower does not maintain insurance coverage under an approved blanket policy.

Current Mezzanine or Subordinate Indebtedness.     None.

Future Mezzanine or Subordinate Indebtedness Permitted.    Certain direct or indirect owners of the borrower are permitted to obtain mezzanine loans from a qualified lender, provided that, among other conditions, such mezzanine loans are subordinate to the Quadrus Office Park Loan, the combined LTV ratio of such mezzanine loan and the Quadrus Office Park Loan is no greater than 60%, the debt service coverage ratio for such mezzanine loan and the Quadrus Office Park Loan is equal to or greater than 1.30x and the combined debt yield of such mezzanine loan and the Quadrus Office Park Loan is no less than 9.25%.

Partial Release. The borrower has the option to develop an undeveloped portion of the Quadrus Office Park Property known as the “Building 9 Parcel” and subsequently obtain the release of the Building 9 Parcel from the lien of the mortgage.  Such release is conditioned on the borrower meeting the following conditions:  (i) the building on the Building 9 Parcel is completely developed in accordance with the terms of the loan documents and “lien free”; (ii) the Building 9 Parcel is a legally subdivided parcel from the rest of the Quadrus Office Park Property and is on a separate tax lot from the rest of the Quadrus Office Park Property, (iii) borrower has provided lender with evidence that the release of the Building 9 Parcel does not adversely affect the use or operation of, or access to or from, the portion of the Quadrus Office Park Property continuing to be subject to the lien of the loan documents after such release; (iv) lender has determined that after giving effect to such release, (x) DSCR with respect to the remaining property shall be no less than 1.30x, (y) the LTV of the remaining property shall be no more than 54% and (z) the combined debt yield shall be no less than 9.25% and (v) the owner of Building 9 will enter into a no-poaching agreement with lender in form satisfactory to lender with respect to the tenants at the Quadrus Office Park Property.  Additionally, the borrower is not permitted to make any prepayment of outstanding principal balance of the Quadrus Office Park Loan in connection with such release.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2400 – 2498 Sand Hill Road Menlo Park, CA 94025	Collateral Asset Summary Quadrus Office Park	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$112,000,000 52.8% 1.49x 9.7%

Quadrus Office Park
2400 – 2498 Sand Hill Road
Menlo Park, CA 94025
San Francisco Bay
ALAMEDA COUNTY
San Francisco Intl. Airport 15 miles
BELMONT
Belmont
San Carlos Airport
SAN CARLOS
San Carlos
Bayshore Fwy
Greco Island
Redwood City
REDWOOD CITY
Sequoia Station Shopping Ctr.
Dumbarton Bridge
Bay Front Park
Bayfront Expwy
Spring St
CALTRAIN
Bay Rd
Marsh Rd
Middlefield Rd
Ringwood Ave
University Ave
East Palo Alto
Palo Alto Airport of Santa Clara Co.
Palo Alto Municipal Golf Course
Edgewood Rd
Alameda de las Pulgas
Whipple Ave
Brewster Ave
Hudson St
Jefferson Ave
Red Morton Comm. Park
Woodside Rd
Valota Rd
ATHERTON
SAN MATEO COUNTY
El Camino Real
Menlo Park
Menlo College
MENLO PARK
Willow Rd
Farm Hill Blvd
Huddart Park
Stockbridge Ave
Atherton
Cañada College
Palo Alto
Stanford Shopping Center
PALO ALTO
Embarcadero Rd
Waverley St
Oregon Expwy
Louis Rd
Middlefield Rd
CALIFORNIA AVENUE
Alma St
Sand Hill Rd
Santa Cruz Ave
Valparaiso Ave
Alameda de las Pulgas
Bear Gulch Reservoir
Woodside
Junipero Serra Fwy
Whiskey Hill Rd
Sharon Heights Golf Club
Stanford Hospital and Clinics
Stanford Stadium
Stanford University
Stanford Univ. GC
Campus Dr
Stanford Linear Accelerator Center
Sand Hill Rd
Junipero Serra Blvd
Page Mill Rd
SANTA CLARA COUNTY
San Jose Intl. Airport 7 miles
Mountain View
SAN ANTONIO
Wunderlich County Park
SANTA CRUZ MTS.
Alpine Rd
VA Palo Alto Health Care System
Arastradero Rd
Foothill Expwy
San Antonio Rd
Los Altos Hills
Palo Alto Golf and Country Club
Los Altos
El Monte Ave
Foothill College
Palo Alto Foothills Park
Los Altos Golf & CC
Mile
San Francisco
Oakland
San Jose
Fairfield
Benicia
Richmond
Berkeley
Concord
Antioch
Walnut Creek
Danville
San Ramon
Dublin
Pleasanton
Livermore
Hayward
Fremont
Palo Alto
Woodside
Sunnyvale
Santa Clara
Cupertino
Los Gatos
Pacific Ocean
Half Moon Bay

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Collateral Asset Summary Columbia Sussex Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$100,000,000 32.1% 4.15x 9.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Collateral Asset Summary Columbia Sussex Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$100,000,000 32.1% 4.15x 27.6%

Mortgage Loan Information			Property Information
Loan Seller:	STWD		Single Asset / Portfolio:	Portfolio of 8 Properties
Loan Purpose:	Refinance		Property Type:	Full Service Hospitality
Credit Estimate (Moody’s):	A1		Collateral:	Fee Simple / Leasehold
Sponsor:	Columbia Sussex Corporation		Location:	Various
Borrower:	CW Hotel Limited Partnership; Columbia		Year Built / Renovated:	Various / Various
	Properties Albuquerque, LLC; Columbia		Total Rooms:	2,342
	Properties Anchorage, L.P.; CP El Paso,		Property Management:	Columbia Sussex Management, LLC
	Ltd.; Columbia Properties Stuart, LLC;		Underwritten NOI:	$27,636,120
	Columbia Properties Columbus, LLC;		Underwritten NCF:	$23,090,431
	Columbia Properties Woburn, LLC;		Appraised Value:	$311,700,000
	Columbia Properties Alabama, LLC		Appraisal Date:	August - September, 2010
Original Balance:	$100,000,000
Cut-off Date Balance:	$100,000,000		Historical NOI
% by Initial UPB:	7.2%		Most Recent NOI:	$28,432,433 (T-12 March 31, 2011)
Interest Rate:	5.0000%		2nd Most Recent NOI:	$27,547,472 (December 31, 2010)
Payment Date:	6th of each month		3rd Most Recent NOI:	$26,435,563 (December 31, 2009)
First Payment Date:	February 6, 2011
Maturity Date:	January 6, 2016		Historical Occupancy
Amortization:	Interest Only for first 11 months; 263		Most Recent Occupancy:	60.9% (March 31, 2011)
	months thereafter		2nd Most Recent Occupancy:	60.6% (December 31, 2010)
Additional Debt(1):	$92,000,000 Mezzanine Loan		3rd Most Recent Occupancy:	56.1% (December 31, 2009)
Call Protection:	L(36), YM3(21), O(3)		(1)	See “Current Mezzanine or Subordinate Indebtedness” herein.
Lockbox / Cash Management:	Hard / In Place		(2)	See “Initial Reserves” herein and “Ongoing Reserves” herein.
			(3)	Monthly deposits to the FF&E Reserve shall be equal to 4.0% of Gross Income
Reserves(2)				from Operations for the immediately preceding calendar month.
	Initial	Monthly	(4)	Beginning on February 6, 2011, CapEx Reserve is to be funded with excess
				cash flow until total deposits equal $7.5 million. Funds to be allocated as
Taxes:	$1,325,497	$295,900		follows: Anchorage, Alaska Property (a maximum of $3,500,000); El Paso,
Insurance:	$0	$105,000		Texas Property (a maximum of $1,250,000); Stuart, Florida Property (a
FF&E(3) :	$0	1/12 of 4% of Gross Income		maximum of $2,000,000); and Santa Monica, California Property (a maximum
Ground Rent:	$350,000	1/12 of estimated ground	of $750,000).
		lease payments	(5)	Monthly deposits to the PIP Reserve begin on January 6, 2012, and funds are
Required Repairs:	$280,000	NAP		to be allocated as follows: a maximum of $3,000,000 for the PIP Work at the
CapEx Reserve(4):	$0	Excess Cash Flow		Birmingham, Alabama Property and a maximum of $4,000,000 for the PIP
PIP Reserve(5):	$0	$145,833		Work at the Woburn, Massachusetts Property.
			(6)	Based on amortizing debt service payments. Based on the current interest only
Financial Information				payments, the Underwritten NOI DSCR and Underwritten NCF DSCR for the
	Mortgage Loan	Total Debt		Columbia Sussex Portfolio Loan are 5.45x and 4.55x, respectively; the
Cut-off Date Balance / Room:	$42,699	$81,981		Underwritten NOI DSCR and Underwritten NCF DSCR for the total debt are
Balloon Balance / Room:	$39,482	$75,806		1.77x and 1.48x, respectively.
Cut-off Date LTV:	32.1%	61.6%
Balloon LTV:	29.7%	57.0%
Underwritten NOI DSCR(6):	4.15x	1.49x
Underwritten NCF DSCR(6) :	3.47x	1.24x
Underwritten NOI Debt Yield:	27.6%	14.4%
Underwritten NCF Debt Yield:	23.1%	12.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Collateral Asset Summary Columbia Sussex Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$100,000,000 32.1% 4.15x 27.6%

Property Name	Location	Rooms	% by Rooms	Year Built / Renovated	Allocated Loan Amount	Appraised Value	UW NCF	% by UW NCF
Marriott Anchorage	Anchorage, AK	392	16.7%	2000 / NAP	$25,184,472	$78,500,000	$6,702,882	29.0%
JW Marriott Le Merigot Hotel & Spa	Santa Monica, CA	175	7.5%	1999 / NAP	$18,928,456	$59,000,000	$3,547,226	15.4%
Marriott Albuquerque	Albuquerque, NM	411	17.5%	1982 / 2007	$15,752,326	$49,100,000	$3,725,841	16.1%
Marriott El Paso	El Paso, TX	296	12.6%	1982 / 2001	$11,870,388	$37,000,000	$3,288,817	14.2%
Hilton Boston Woburn	Woburn, MA	345	14.7%	1988 / 2006	$10,587,103	$33,000,000	$2,417,661	10.5%
Marriott Hutchinson Isle Resort & Marina	Stuart, FL	275	11.7%	1987, 1990 / 2006	$8,245,108	$25,700,000	$1,960,520	8.5%
Doubletree Hotel Birmingham	Birmingham, AL	298	12.7%	1973 / 2006	$5,838,948	$18,200,000	$918,846	4.0%
Courtyard Columbus West	Columbus, OH	150	6.4%	1989 / 2006	$3,593,199	$11,200,000	$528,639	2.3%
Total / Wtd. Avg.:		2,342	100.0%		$100,000,000	$311,700,000	$23,090,431	100.0%

Property Name	Interest Owned	Ground Lease Expiration	Franchise	Franchise Expiration	Occupancy (T-12 3/2011)	ADR (T-12 3/2011)	RevPAR (T-12 3/2011)
Marriott Anchorage	Fee Simple	NAP	Marriott	2018	73.7%	$131.78	$97.07
JW Marriott Le Merigot Hotel & Spa	Leasehold	2086	Marriott	2020	76.1%	$258.74	$196.90
Marriott Albuquerque	Leasehold	2063(1)	Marriott	2025	59.3%	$102.20	$60.56
Marriott El Paso	Leasehold	2041(2)	Marriott	2022	76.2%	$111.66	$85.05
Hilton Boston Woburn	Fee Simple	NAP	Hilton	2016	48.8%	$109.03	$53.16
Marriott Hutchinson Isle Resort & Marina	Fee Simple	NAP	Marriott	2023	58.8%	$125.40	$73.77
Doubletree Hotel Birmingham	Leasehold	2033	Hilton	2016	41.8%	$95.92	$40.06
Courtyard Columbus West	Fee Simple	NAP	Marriott	2026	54.5%	$93.82	$51.18
Total / Wtd. Avg.:					60.9%	$126.69	$77.20
(1)	Includes 3, 10-year extension options
(2)	Includes 2, 10-year extension options

The Loan.    The Columbia Sussex Hotel Portfolio loan (the “Columbia Sussex Portfolio Loan”) is a $100.0 million fixed rate loan secured by the borrower’s fee interest in four full service hotels and leasehold interest in four full service hotels, collectively totaling 2,342 rooms and located in eight different states across the U.S. (the “Columbia Sussex Portfolio Properties”). The $100.0 million first mortgage loan has a 5-year term and amortizes on a 21.9-year schedule after an initial 11-month interest-only period. The Columbia Sussex Portfolio Loan accrues interest at a fixed rate equal to 5.0000%.  Loan proceeds, along with a $92.0 million mezzanine loan, were used to retire existing debt.  Based on the appraised value of $311.7 million as of August/September, 2010, the cut-off date LTV is 32.1% based on the $100.0 million Columbia Sussex Portfolio Loan. The most recent prior financing of the Columbia Sussex Portfolio Properties was not included in a securitization.

The Borrowers / Sponsor.    The borrowers are as follows: CW Hotel Limited Partnership, an Ohio limited partnership; Columbia Properties Albuquerque, LLC, a Delaware limited liability company; Columbia Properties Anchorage, L.P., an Ohio limited partnership; CP El Paso, Ltd., a Kentucky limited partnership; Columbia Properties Stuart, LLC, a Delaware limited liability company; Columbia Properties Columbus, LLC, a Delaware limited liability company; Columbia Properties Woburn, LLC, a Delaware limited liability company; and Columbia Properties Alabama, LLC, a Delaware limited liability company.  Each borrower is an SPE structured to be bankruptcy-remote, each with two independent directors in its organizational structure.  The sponsor of the borrower is Columbia Sussex Corporation, a Kentucky corporation, and along with CSC Holdings, LLC, an Ohio limited liability company, the nonrecourse carve-out guarantor.

Columbia Sussex Corporation, headquartered in Crestview Hills, KY, is a private hospitality company owned by the Yung Family.  William S. Yung started the company in 1972, and the company currently owns and operates a geographically diversified portfolio of 47 hotels and more than 15,600 rooms under such brands as: Marriott, JW Marriott, Courtyard, Renaissance, Sheraton, Westin, Hilton, Doubletree, Crowne Plaza, and Tan-Tar-A Resort & Estates.

The Properties.  The Columbia Sussex Hotel Portfolio Properties consist of the borrowers’ fee and leasehold interests in 8 hotels, containing 2,342 rooms and located across 8 states.  Approximately 29.6% of NOI is concentrated in the Southwest (New Mexico, Texas), 27.4% in Alaska, 16.0% in California, 13.9% in the Southeast (Florida, Alabama), 10.5% in Massachusetts, and 2.5% in Ohio.  The portfolio is also diversified by franchise and brand, consisting of six Marriott Hotels and two Hilton Hotels.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Collateral Asset Summary Columbia Sussex Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$100,000,000 32.1% 4.15x 27.6%

JW Marriott Le Merigot Hotel & Spa, Santa Monica, CA
Le Merigot, a JW Marriott Hotel & Spa, is a 175-room, 9-floor (3 below grade and 6 above grade as the hotel is on a gradient), full service hotel situated on a site area of 1.42± acres.  The hotel opened for business in 1999 and is a Four Diamond AAA-Rated, oceanfront hotel in Santa Monica, CA.  The hotel offers 8,089 square feet of indoor/outdoor meeting space, one restaurant, a lounge, full-service spa with 6 treatment rooms, outdoor swimming pool, fitness center, business center and valet parking in the parking garage (level P3).  The property is encumbered by a 99-year ground lease and is in the 24th year of the lease agreement.  The Columbia Sussex Portfolio Loan requires that up to $750,000 of the CapEx Reserve be allocated to renovating the lobby and spa/fitness areas of the hotel.

The Market. The JW Marriott Le Merigot Hotel & Spa is located in the city of Santa Monica, Los Angeles County, California.  Market demand segmentation is estimated at 38% corporate transient, 36% group, and 26% leisure; Le Merigot’s 2010 estimated demand segmentation is 55% corporate transient, 24% group, 2% leisure, and 19% other.  The market benefits from affluent and more mature neighborhoods, with a median age of 44 and median household income of $103,839, as well as from its proximity to Los Angeles entertainment venues and the Los Angeles International Airport.  Santa Monica is considered to be one of the top lodging sub-markets in the Los Angeles area.  Tourism is driven by attractions such as the beaches, Santa Monica Pier, and Third Street Promenade.  Corporate demand is driven by the market’s proximity to the airport and the main industries in Santa Monica (entertainment, finance, and creative arts).  Additionally, there is the annual eight-day American Film Market which is a big component of demand for the month of November.  On the supply side, although there is developer interest in the area, there are currently no projects under construction given the tight availability of land and financing. Proposed projects are all in non-oceanfront sites.

	Historical Occupancy, ADR, and RevPAR
JW Marriott Le Merigot Hotel & Spa	2007	2008	2009	2010	T-12 Mar 2011
Occupancy	82.1%	80.1%	70.2%	75.3%	76.1%
ADR	$289.86	$298.85	$254.21	$255.07	$258.74
RevPAR	$238.07	$239.49	$178.58	$192.04	$196.90
Competitive Set (1)(2)	2007	2008	2009	2010	T-12 Mar 2011
Occupancy	77.6%	75.7%	70.7%	77.9%	79.4%
ADR	$343.32	$353.76	$299.17	$309.72	$314.15
RevPAR	$266.50	$267.74	$211.63	$241.27	$249.57
Penetration (1)	2007	2008	2009	2010	T-12 Mar 2011
Occupancy	105.8%	105.9%	99.3%	96.6%	95.8%
ADR	84.4%	84.5%	85.0%	82.4%	82.4%
RevPAR	89.3%	89.4%	84.4%	79.6%	78.9%
(1)	Source: Smith Travel Report.
(2)
Competitive Set includes the following: Fairmont Miramar (302 rooms, opened in 1921), Shutters On The Beach (198 rooms, opened in 1993), Loews Santa Monica Beach Hotel (342 rooms, opened in 1989), Ritz-Carlton Marina Del Rey (304 rooms, opened in 1990), Casa Del Mar (129 rooms, opened in 1926).

Marriott Albuquerque, Albuquerque, NM
The Marriott Albuquerque is a 411-room, 17-story, full service hotel situated on a site area of 5.652± acres.  The hotel opened for business in July 1982 and offers one restaurant, a lounge, 15,520 square feet of meeting space, including an 8,240 square foot ballroom, an indoor/outdoor swimming pool, fitness center and surface parking.  The property underwent $11.0 million ($26,764/room) renovation which was completed in April 2007. The hotel is subject to a long-term ground lease, and the borrower is in a sublease with the ground tenant based on corresponding economic and extension terms; the remaining term is 22 years.

The Market. The Marriott Albuquerque is located in the city of Albuquerque, Bernalillo County, New Mexico.  Albuquerque is the largest city in New Mexico. Manufacturing, the military, and high‐technology research serve as the economic drivers of the local economy. Major area employers include Kirtland Air Force Base, Sandia National Laboratories, the University of New Mexico, Intel, and several hospitals.  Sandia Laboratories has been allocated significant funds for clean nuclear power research while a new fighter wing has been added to Kirtland Air Force Base.  Both of these developments are expected to have a positive impact on corporate and government-related demand.  Market demand segmentation is estimated at 34% corporate transient, 39% group, and 27% leisure; the subject property’s 2010 estimated demand segmentation is 43% corporate transient, 29% group, and 28% leisure/other.  The market benefits from multiple accesses to state and interstate roads (I-25 and I-40) and from its proximity to Albuquerque International Airport.  Group demand is driven largely by the annual balloon festival and nearby casinos.  Government and military have also contributed to the group demand due to the nearby presence of Hill Air Force base.  On the supply side, there are currently no projects that are planned or under construction in the market.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Collateral Asset Summary Columbia Sussex Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$100,000,000 32.1% 4.15x 27.6%

	Historical Occupancy, ADR, and RevPAR
Marriott Albuquerque	2007	2008	2009	2010	T-12 Mar 2011
Occupancy	62.3%	63.1%	55.7%	60.3%	59.3%
ADR	$113.21	$113.73	$104.03	$101.29	$102.20
RevPAR	$70.49	$71.74	$57.99	$61.06	$60.56
Competitive Set (1)(2)	2007	2008	2009	2010	T-12 Mar 2011
Occupancy	69.4%	64.7%	62.5%	64.8%	64.7%
ADR	$107.38	$112.63	$105.77	$103.85	$102.64
RevPAR	$74.54	$72.83	$66.13	$67.35	$66.45
Penetration (1)	2007	2008	2009	2010	T-12 Mar 2011
Occupancy	89.7%	97.5%	89.2%	93.0%	91.5%
ADR	105.4%	101.0%	98.4%	97.5%	99.6%
RevPAR	94.6%	98.5%	87.7%	90.7%	91.1%
(1)	Source: Smith Travel Report.
(2)
Competitive Set includes the following: Hotel Albuquerque @ Old Town (188 Rooms, opened 1975), Sheraton Hotel Uptown Albuquerque (294 Rooms, opened 1980), Hilton Albuquerque (261 Rooms, opened 1971), Doubletree Albuquerque (295 Rooms, opened 1975), Marriott Albuquerque Pyramid North (310 Rooms, opened 1986), Hyatt Regency Albuquerque (395 Rooms, opened 1990), Embassy Suites Albuquerque Hotel & Spa (261 Rooms, opened 2005).

Marriott Anchorage, Anchorage, AK
The Marriott Anchorage is a 392-room, 20-story, full-service hotel situated on a site area of 0.80± acres.  The hotel was constructed in 2000 and offers a restaurant, lounge, 10,418 square feet of meeting space including a 8,122 square foot ballroom, indoor swimming pool, and fitness center.  The property is located at the southeast corner of I Street and 7th Avenue in Downtown Anchorage, approximately 5 miles from the Ted Stevens Anchorage International Airport.  There is a 13-space subterranean parking garage utilized primarily for valet parking, and parking agreements on two adjacent properties provide additional garage and surface parking for guests.  The Columbia Sussex Portfolio Loan requires that up to $3.50 million of the CapEx Reserve be allocated to renovating the rooms and lobby areas of the hotel.

The Market.  The Marriott Anchorage is located in Downtown Anchorage, Alaska.  Anchorage is the largest city in Alaska and is located at the base of the Chugach Mountains along the coast of Cook Inlet in South‐Central Alaska.  Anchorage is the center for state and federal government, military, transportation, air cargo, finance, and oil and gas exploration and development.  The airline and cruise ship industries support strong demand in both the contract (crews) and leisure (passengers) segments.  The market also benefits from its downtown location with its proximity to the new Dena’ina Convention Center (located one block from the Marriott Anchorage) and from its urban growth prospects, such as the recent $116 million expansion of the Anchorage Museum of History and Arts.  Market demand segmentation is estimated at 32% corporate transient, 27% group, 26% leisure, and 15% contract; the subject property’s 2010 estimated demand segmentation is 36% corporate transient, 15% group, 8% leisure/other, and 41% contract.  On the supply side, there is a 140-room full-service Hyatt Place proposed for Midtown market area, but given the challenging capital market environment, the outcome is highly questionable.  Furthermore, due to its Midtown location, it is unlikely to compete with Marriott Anchorage in the Downtown submarket.

	Historical Occupancy, ADR, and RevPAR
Marriott Anchorage	2007	2008	2009	2010	T-12 Mar 2011
Occupancy	72.3%	71.6%	65.7%	73.1%	73.7%
ADR	$137.44	$145.19	$135.55	$131.54	$131.78
RevPAR	$99.37	$103.98	$89.03	$96.12	$97.07
Competitive Set (1)(2)	2007	2008	2009	2010	T-12 Mar 2011
Occupancy	71.3%	68.7%	60.8%	64.4%	65.1%
ADR	$129.99	$136.53	$124.89	$123.60	$123.89
RevPAR	$92.62	$93.80	$75.89	$79.60	$80.70
Penetration (1)	2007	2008	2009	2010	T-12 Mar 2011
Occupancy	101.5%	104.2%	108.1%	113.5%	113.1%
ADR	105.7%	106.3%	108.5%	106.4%	106.4%
RevPAR	107.3%	110.8%	117.3%	120.8%	120.3%
(1)	Source: Smith Travel Report.
(2)
Competitive Set includes the following: Sheraton Hotel & Spa Anchorage (370 Rooms, opened 1979), Hilton Anchorage (600 Rooms, opened 1972), Millennium Anchorage (248 Rooms, opened 1986), Courtyard Anchorage Airport (154 Rooms, opened 1997), Hilton Garden Inn Anchorage (125 Rooms, opened 2002).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Collateral Asset Summary Columbia Sussex Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$100,000,000 32.1% 4.15x 27.6%

Marriott El Paso, El Paso, TX
The Marriott El Paso is a 296-room, 6-story, full-service hotel situated on a site area of 8.645± acres.  The hotel opened for business in 1982 and offers one restaurant, a lounge, more than 10,699 square feet of meeting space, including a 8,324 square foot ballroom, indoor/outdoor swimming pool, and fitness center.  The Columbia Sussex Portfolio Loan requires that up to $1.25 million of the CapEx Reserve be allocated to renovating the lobby and common areas of the hotel.

The Market.  The Marriott El Paso is located in El Paso, Texas.  Given its proximity to the Mexican border, many leisure and weekend guests are from Mexico and come to El Paso for shopping and entertainment.  Johnson & Johnson, Tyco and Delphi amongst others have manufacturing plants in Juarez which attract business travel to El Paso.  Major economic drivers in the area include Fort Bliss/Biggs Field (home of the U.S. Army’s Air Defense Center), Butterfield Trail Industrial Park, and government security agencies such as the U.S. Marshall Service, U.S. Customs, D.E.A., and U.S. Border Patrol.  Additionally, the nearby El Paso International Airport is considered a gateway to West Texas, Southern and Northern New Mexico.  Corporate demand consists of airline crews from Southwest airlines.  Market demand segmentation is estimated at 68% corporate transient, 15% group, and 8% leisure; the subject property’s 2010 estimated demand segmentation is estimated at 55% corporate transient, 17% leisure, 12% group, 9% contract, and 7% other.  On the supply side, currently there are no contemplated projects.

	Historical Occupancy, ADR, and RevPAR
Marriott El Paso	2007	2008	2009	2010	T-12 Mar 2011
Occupancy	75.5%	67.0%	72.8%	75.9%	76.2%
ADR	$123.02	$127.53	$114.17	$110.86	$111.66
RevPAR	$92.90	$85.42	$83.06	$84.09	$85.05
Competitive Set (1)(2)	2007	2008	2009	2010	T-12 Mar 2011
Occupancy	63.5%	66.3%	60.8%	63.9%	64.6%
ADR	$102.68	$101.91	$95.67	$97.03	$97.02
RevPAR	$65.19	$67.60	$58.17	$62.00	$62.69
Penetration (1)	2007	2008	2009	2010	T-12 Mar 2011
Occupancy	118.9%	101.0%	119.7%	118.7%	117.9%
ADR	119.8%	125.1%	119.3%	114.2%	115.1%
RevPAR	142.5%	126.4%	142.8%	135.6%	135.7%
(1)	Source: Smith Travel Report.
(2)
Competitive Set includes the following: Holiday Inn El Paso Airport (203 Rooms, opened 1963), Camino Real El Paso (359 Rooms, opened 1986), Embassy Suites El Paso (184 Rooms, opened 1976), Wyndham El Paso Airport (272 Rooms, opened 1960), Radisson Hotel El Paso Airport (239 Rooms, opened 1991), Doubletree El Paso Downtown City Center (200 Rooms, opened 2009).

Marriott Hutchinson Isle Resort & Marina, Stuart, FL
The Marriott Hutchinson Isle Resort & Marina is a 275-room, 4-story, full-service hotel consisting of two buildings and situated on a site area of 120 acres.  The property offers a restaurant, Tiki Bar, Ocean Club Café, 3 swimming pools, 2 whirlpools, an on-site executive golf course (1979) with clubhouse, driving range, putting green, 13 tennis courts, fitness facilities, 77-slip marina, a playground, and over 29,000 square feet of meeting space.  The guestrooms are located in two distinct venues known as the Main Building (built in 1987) and the Sandpiper Building (built in 1990).  The Columbia Sussex Portfolio Loan requires that up to $2.00 million of the CapEx Reserve be allocated to renovating the rooms and lobby areas of the hotel.

The Market. Marriott Hutchinson Isle Resort & Marina is located in Stuart, Martin County, Florida, along the south side of SR-A1A, also known as NE Ocean Boulevard, between the Atlantic Ocean and the Intracoastal Waterway.  The overall market is primarily driven by recreational demand (primarily golf and fishing).  The lodging market is driven by the numerous local corporations as well as some leisure and group demand.  Leisure demand is generated by vacation travelers and some drive-through travelers, and attractions such as state parks, natural preserves, and historical museums contribute to this demand.  Florida Power & Light maintains a power plant on Hutchinson Island, and other corporate business is derived from Galaxy Aviation, Medco, Bechtel, NuCo2, Calnetix, Areva, and Stuart Jet Charter.  The market also benefits from corporate group demand from the Northeast.  Market demand segmentation is estimated to be 52% leisure, 26% corporate transient, and 22% group; the subject property’s demand segmentation is estimated at 31% leisure, 26% corporate transient, 25% group, and 19% other.  On the supply side, there are no new or planned franchised hotels.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Collateral Asset Summary Columbia Sussex Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$100,000,000 32.1% 4.15x 27.6%

	Historical Occupancy, ADR, and RevPAR
Marriott Hutchinson Isle Resort & Marina	2007	2008	2009	2010	T-12 Mar 2011
Occupancy	64.0%	57.7%	49.3%	55.2%	58.8%
ADR	$151.89	$150.68	$132.04	$124.64	$125.40
RevPAR	$97.17	$86.92	$65.12	$68.79	$73.77
Competitive Set (1)(2)	2007	2008	2009	2010	T-12 Mar 2011
Occupancy	64.6%	62.1%	56.8%	57.7%	61.1%
ADR	$107.46	$94.96	$85.82	$84.94	$88.01
RevPAR	$69.40	$58.99	$48.76	$48.97	$53.77
Penetration (1)	2007	2008	2009	2010	T-12 Mar 2011
Occupancy	99.1%	92.9%	86.8%	95.7%	96.3%
ADR	141.3%	158.7%	153.8%	146.7%	142.5%
RevPAR	140.0%	147.4%	133.5%	140.5%	137.2%
(1)	Source: Smith Travel Report.
(2)
Competitive Set includes the following: Best Western Downtown Stuart (120 Rooms, opened 1966), Ramada Inn Stuart (118 Rooms, opened 1967), Courtyard Hutchinson Island Oceanside (110 Rooms, opened 1986).

Courtyard Columbus West, Columbus, OH
The Courtyard Columbus West is a 150-room, 4-story, full-service hotel situated on a site area of 6.286± acres.  The hotel opened in 1989 as a Holiday Inn and underwent a $6.0 million ($40,000/room) renovation in 2006 to convert the property into a Courtyard by Marriott.  The hotel offers one restaurant, a lounge, 5,208 square feet of meeting space, including a 4,506 square foot ballroom, indoor swimming pool, and fitness center.  Situated in western Columbus off Interstate 270 and Roberts Road interchange, the hotel mainly serves as a corporate hotel to the surrounding industrial businesses.  Ohio State University is roughly six miles to the east, and the hotel also captures demand from the University, especially during peak periods.

The Market. The Courtyard Columbus West is located in the city of Columbus, Franklin County, Ohio.  The Westside, where the subject hotel is located, is home to several distribution/logistics companies that serve as core demand generators.  Examples include In2Great, CSX, Honeywell, Central Power, Norfolk Southern, Big Lots, MSI, Hubbell, Dummen, Vertis, and Praxis.  Group demand is predominantly derived from state junior high and high school sporting tournaments, particularly during the summer months. Leisure travel consists of families and sports enthusiasts attending events at Buckeye Stadium, the Columbus Zoo, the Aquarium, and the Turtle Crossings Mall. Significant demand is generated from Ohio State University which attracts visitors for football weekends, parent and alumni weekends, and graduation.  Market demand segmentation is estimated at 59% corporate transient, 22% leisure, and 18% group; the subject property’s 2010 estimated demand is 61% corporate transient, 15% group, 14% leisure, and 10% other.  The On the supply side, there is one 106-room Holiday Inn Columbus West that is under construction (roughly three miles from Courtyard Columbus West).  However, the construction of this hotel stopped about a year ago because the developer lost the financing and the property is not expected to come online over the next year.

	Historical Occupancy, ADR, and RevPAR
Courtyard Columbus West	2007	2008	2009	2010	T-12 Mar 2011
Occupancy	62.7%	54.1%	51.8%	55.3%	54.5%
ADR	$100.78	$105.92	$95.14	$92.32	$93.82
RevPAR	$63.20	$57.31	$49.25	$51.03	$51.18
Competitive Set (1)(2)	2007	2008	2009	2010	T-12 Mar 2011
Occupancy	61.3%	61.8%	54.1%	57.1%	56.8%
ADR	$96.95	$96.94	$90.67	$87.01	$87.59
RevPAR	$59.46	$59.95	$49.06	$49.64	$49.76
Penetration (1)	2007	2008	2009	2010	T-12 Mar 2011
Occupancy	102.2%	87.5%	95.7%	96.9%	96.0%
ADR	103.9%	109.3%	104.9%	106.1%	107.1%
RevPAR	106.3%	95.6%	100.4%	102.8%	102.9%
(1)	Source: Smith Travel Report.
(2)
Competitive Set includes the following: Crowne Plaza Columbus Dublin Ohio (215 Rooms, opened 1983), Courtyard Columbus Dublin (147 Rooms, opened 1986), Holiday Inn Express Columbus West Broad Street (49 Rooms, opened 1995), Hilton Garden Inn Columbus Grove City (87 Rooms, opened 2001), Drury Inn & Suites Columbus Northwest (147 Rooms, opened 2002), Hampton Inn Suites Columbus Hilliard (100 Rooms, opened 2002).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Collateral Asset Summary Columbia Sussex Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$100,000,000 32.1% 4.15x 27.6%

Hilton Boston Woburn, Woburn, MA
The Hilton Boston Woburn is a 345-room, 7-story, full-service hotel situated on a site area of 7.984± acres.  The hotel operated as a Crowne Plaza from 1988 until 2006 when the franchise affiliation was terminated.  The subject then operated as an independent hotel while a $10.5 million ($30,435/Room) renovation was completed.  The renovations were completed by year-end 2006, and the property commenced operation as a Hilton in November of 2006.  The hotel offers one restaurant, a lounge, 9,326 square feet of meeting space, including a 7,220 square foot ballroom, an indoor swimming pool, a fitness center, and subrterranean as well as surface parking.  The Loan requires that up to $4.00 million be accumulated into the PIP Reserve to address potential expenses related to renewing the franchise upon expiration in 2016.

The Market. The Hilton Boston Woburn is located in the city of Woburn, Middlesex County, Massachusetts.  The market significantly benefits from its proximity to Boston and the presence of numerous universities, cultural events, and recreational attractions, especially from the compression that occurs during the high season.  Logan International Airport is approximately 14 miles to the South.  Major contributors to the local market include Cummings Properties, owner and operator of Cummings Office Park as well as the new Trade Center 128 which features 500,000 square feet of office space, Middlesex Superior Courthouse, and Military Entrance Placement Services through the Pentagon’s Command Management Services.  The corporate base is driven by Raytheon and associated government defense travelers, L3 Communications, Charles River Labs, Analog Devices, Accellent, General Electric, Chesterton, Teradyne, Northropp Grumman, Honeywell, and Koch.  Most tour and travel group business comprises groups visiting Boston and nearby Salem.  Market demand segmentation is estimated at 52% corporate transient, 34% group, and 14% leisure; the subject property’s 2010 estimated demand segmentation is 54% corporate transient, 22% group, 9% contract, 9% other, and 6% leisure.  On the supply side, there are no new or planned construction projects.

	Historical Occupancy, ADR, and RevPAR
Hilton Boston Woburn	2007	2008	2009	2010	T-12 Mar 2011
Occupancy	52.3%	57.5%	41.5%	48.8%	48.8%
ADR	$111.40	$112.63	$109.56	$108.22	$109.03
RevPAR	$58.22	$64.78	$45.47	$52.85	$53.16
Competitive Set (1)(2)	2007	2008	2009	2010	T-12 Mar 2011
Occupancy	59.0%	59.3%	52.6%	63.6%	64.4%
ADR	$120.24	$124.57	$109.55	$107.01	$108.44
RevPAR	$70.97	$73.83	$57.61	$68.10	$69.85
Penetration (1)	2007	2008	2009	2010	T-12 Mar 2011
Occupancy	88.5%	97.0%	78.9%	76.8%	75.7%
ADR	92.6%	90.4%	100.0%	101.1%	100.5%
RevPAR	82.0%	87.7%	78.9%	77.6%	76.1%
(1)	Source: Smith Travel Report.
(2)
Competitive Set includes the following: Marriott Boston Burlington (419  Rooms, opened 1983), Holiday Inn Select Boston Woburn (195 Rooms, opened 1974), Sheraton Hotel Colonial Boston North Hotel & Conference Center (280 Rooms, opened 1965), Wyndham Andover (293 Rooms, opened 1987), Doubletree Hotel Boston Bedford Glen (281 Rooms, opened 1981), Courtyard Boston Woburn (120 Rooms, opened 1986), Residence Inn Boston Woburn (149 Rooms, opened 2002).

Doubletree Hotel Birmingham, Birmingham, AL
The Doubletree Hotel Birmingham is a 298-room, 14-story, full-service hotel situated on a site area of 1.60± acres.  The hotel opened in 1973 and was converted from a Radisson in 2006 after an $11.0 million ($36,913/room) renovation.  The hotel offers one restaurant, a lounge, 11,292 square feet of meeting space, an outdoor swimming pool, fitness center, and garage and surface parking.  The Loan requires that up to $3.00 million be accumulated into the PIP Reserve to address potential expenses related to renewing the franchise upon expiration in 2016.  The property is subject to a ground lease with the University of Alabama that commenced in 1970 and expires in 2033.

The Market. The Doubletree Hotel Birmingham is located in the city of Birmingham, Jefferson County, Alabama.  The market significantly benefits from the presence of the University of Alabama, as well as the widespread presence of the medical facilities in the area (UAB Hospital, The Kirkland Clinic, The Callahan Eye Foundation Hospital, The Spain Rehabilitation Center, and Children’s Hospital of Alabama).  Contract demand is generated from regional air carriers including Comair, Air Wisconsin, Expressjet, and ASA.  Leisure demand consists of weekend leisure travel, AAA, AARP and other discounted programs with the major tourist draws being NASCAR’s race season at the nearby Talladega Speedway, the Magic City Classic, and the Aaron’s Dream Weekend.  Market demand segmentation is estimated at 56% corporate transient, 25% leisure, and 20% group; the subject property’s 2010 estimated demand segmentation is 42% corporate transient, 20% contract, 17% group, 12% leisure, and 9% other.  On the supply side, there are no new or planned hotel construction projects.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Collateral Asset Summary Columbia Sussex Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$100,000,000 32.1% 4.15x 27.6%

	Historical Occupancy, ADR, and RevPAR
Doubletree Hotel Birmingham	2007	2008	2009	2010	T-12 Mar 2011
Occupancy	63.8%	53.6%	44.7%	41.8%	41.8%
ADR	$107.70	$119.72	$111.08	$97.43	$95.92
RevPAR	$68.75	$64.21	$49.62	$40.75	$40.06
Competitive Set (1)(2)	2007	2008	2009	2010	T-12 Mar 2011
Occupancy	47.6%	50.1%	47.8%	45.9%	46.3%
ADR	$103.78	$106.48	$105.24	$106.63	$105.30
RevPAR	$49.35	$53.38	$50.29	$48.89	$48.73
Penetration (1)	2007	2008	2009	2010	T-12 Mar 2011
Occupancy	134.2%	107.0%	93.5%	91.2%	90.3%
ADR	103.8%	112.4%	105.6%	91.4%	91.1%
RevPAR	139.3%	120.3%	98.7%	83.3%	82.2%
(1)	Source: Smith Travel Report.
(2)
Competitive Set includes the following: Holiday Inn Birmingham Airport (220 Rooms, opened 1974), Clarion Hotel Birmingham (196 Rooms, opened 1975), Medical Center Inn (190 Rooms, opened 1974), Hampton Inn Suites Birmingham Downtown Tutwiler (149 Rooms, opened 1986), Courtyard Birmingham Downtown @ UAB (122 Rooms, opened 2005).

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2008	12/31/2009	12/31/2010	T-12 3/31/2011	U/W	U/W per Room
Occupancy	63.0%	56.1%	60.6%	60.9%	60.9%
ADR	$143.19	$129.60	$125.66	$126.69	$126.69
RevPAR	$90.28	$72.73	$76.10	$77.20	$77.20

Room Revenue	$77,381,593	$62,173,029	$65,050,360	$65,996,983	$65,996,983	$28,180
F&B Revenue	24,703,872	18,564,192	18,445,373	18,227,008	18,227,008	7,783
Other Revenue	7,718,303	6,815,819	6,590,890	6,689,771	6,689,771	2,856
Total Revenue	$109,803,768	$87,553,040	$90,086,623	$90,913,762	$90,913,762	$38,819
Operating Expenses	33,318,511	26,046,040	26,941,550	26,680,829	26,849,091	11,464
Undistributed Expenses	34,048,024	27,784,753	28,494,839	28,643,544	28,916,046	12,347
Gross Operating Profit	$42,437,233	$33,722,247	$34,650,234	$35,589,389	$35,148,625	$15,008
Total Fixed Charges	7,050,153	7,286,684	7,102,762	7,156,956	7,512,505	3,208
Net Operating Income	$35,387,080	$26,435,563	$27,547,472	$28,432,433	$27,636,120	$11,800
FF&E	5,238,158	4,185,269	4,311,771	4,354,549	4,545,688	1,941
Net Cash Flow	$30,148,922	$22,250,294	$23,235,700	$24,077,884	$23,090,431	$9,859

Property Management.  The Columbia Sussex Hotel Portfolio Properties are managed by Columbia Sussex Management, LLC, a borrower affiliate.

Lockbox / Cash Management.  The Columbia Sussex Portfolio Loan is structured with a hard lockbox and in place cash management.  The loan documents require that all excess cash flow be funded into the CapEx Reserve Account for so long as the total deposits into the CapEx Reserve Account are less than $7.5 million (the “CapEx Cash Trap Period”). The reserve is currently being funded. When an aggregate $7.5 million has been deposited into the CapEx Reserve Account, the CapEx Cash Trap Period will terminate and all excess cash will be swept into a lender controlled account during any period (a “Cash Trap Period”) in which (i) an event of default is continuing and (ii) during any period when the debt service coverage ratio (calculated at the end of each calendar quarter and based on the trailing 12-month period) is less than (a) 1.20x for any period ending on or prior to December 31, 2012 or (b) 1.25x for any period after December 31, 2012.

Initial Reserves.  At closing, the borrower deposited (i) $1,325,497 into a tax reserve account, (ii) $350,000 into a ground rent reserve account and (iii) $280,000 into a required repairs reserve account.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Collateral Asset Summary Columbia Sussex Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$100,000,000 32.1% 4.15x 27.6%

Ongoing Reserves.  On a monthly basis, the borrower is required to deposit reserves of (i) $295,900 into a monthly tax reserve account, (ii) $105,000 into a monthly insurance reserve account, (iii) 4% of Gross Income (based on the preceding month’s gross income) into the FF&E reserves account, (iv) 1/12 of estimated ground lease payments in the ground rent reserve account, (v) beginning on 1/6/2012, $145,833 into the PIP Reserve account and (vi) excess cash flow into the CapEx reserve account until the required $7,500,000 deposit has been achieved, and (vii) excess cash flow into the Excess Cash Flow reserve account in the event of a Cash Trap Period.

Current Mezzanine or Subordinate Indebtedness.    A $92,000,000 mezzanine loan was funded by Starwood Property Mortgage, L.L.C., concurrently with the origination of the Columbia Sussex Hotel Portfolio Loan. The mezzanine loan has an interest rate of 11.26087% and is coterminous with the Columbia Sussex Portfolio Loan and is repaid under the same amortization schedule as the $100.0 million Columbia Sussex Portfolio Loan.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Partial Release.  After January 6, 2014, the Borrower is permitted to obtain a partial release of the Columbia Sussex Portfolio Properties on satisfaction of certain conditions, including: (i) payment of the Adjusted Release Price (as defined below) and (ii) payment of the adjusted release price payable under the mezzanine loan.  “Adjusted Release Price” means, with respect to each property, the greater of (a) the Minimum Release Price (as defined below) and (b) an amount equal to the product obtained by multiplying the Adjusted Release Calculated Amount (as defined below) by a fraction (the outstanding principal balance of the loan divided by the sum of the outstanding principal balance of the loan and the mezzanine loan).  “Minimum Release Price” means, for the applicable to property to be released, an amount equal to (i) with respect to the properties located in Anchorage, Alaska and Santa Monica, California, 125% of the allocated loan amount of such property and (ii) with respect to all other properties, 120% of the allocated loan amount of such property.  “Adjusted Release Calculated Amount” shall mean, with respect to each property, an amount which would result in both: (i) the debt yield immediately after giving effect to the partial release of such property being at least equal to the greater of (x) 12.20% and (y) the debt yield as of the date immediately preceding the partial release of such property; and (ii) the loan-to-value ratio for the remaining properties following the partial release shall be not greater than 61.5%.

Substitution of Collateral. Not permitted.

Ground Leases.
JW Marriott Le Merigot Hotel & Spa
The property is subject to a long term ground lease. The lessor on the ground lease is 269 South Lafayette Park Place LLC and Santee Court Phase II Owner, LLC.  The lease commenced in October 1987 and expires in October 2086, which is 70 years beyond the maturity of the Columbia Sussex Portfolio Loan. Over the first 23 years of the lease, the base rent increased from $381,640 to $1,316,000.  In the 24th year, and every five years thereafter, rent is calculated as the greater of (i) the prior year rent or (ii) 9% of the fair market value of the premises.  As of November 1, 2010, the lease entered its 24th year, and the new rent amount was set to $1,633,500 per year until October 31, 2015 when it will readjust based on the aforementioned calculation.  The lease has an option for tenant to purchase the premise on the 20th anniversary of the lease and every five years thereafter.

Marriott Albuquerque
The property is subject to a long term ground lease. The lessor on the ground lease is Connecticut General Life Insurance Company and the Lessee is Potomac Hotel Limited Partnership (assigned from Marriott Corporation). The lease term commenced in 1980 with an opening date of 1982, and the initial term expires at the end of 50 years, on the first Saturday following the Friday closest to December 31, 2032.  The tenant has three, 10-year extension options, and assuming a final expiration at the beginning of 2063, the lease expires 16 years beyond the maturity of the Columbia Sussex Portfolio Loan.  The ground rent is equal to the greater of (a) a minimum base rent amount of $165,000 per year for the initial term and the greater of $165,000 per year or 10% of fair market value for the applicable extension terms and (b) percentage rent equal to 3.5% of annual gross room sales.  The Borrower (as successor to NSHE Forest Hills, LLC) subleases the ground through a sublease dated January 2005 under the same economic terms and concurrent term as the ground lease (as stated above).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Collateral Asset Summary Columbia Sussex Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$100,000,000 32.1% 4.15x 27.6%

Marriott El Paso
The property is subject to a long term ground lease. The lessor on the ground lease is The City of El Paso, Texas, and the Tenant is Host Hotels & Resorts, L.P..  The lease term commenced on October 17, 1980 and expires on April 30, 2021 with two, 10-year renewal options, extending the ground lease through April 2041, of which the expiration date is 5 years beyond the maturity of the Columbia Sussex Portfolio Loan. The ground rent includes percentage rent that is equal to 5% of annual gross room sales, 4% of gross revenues on alcohol sales, 2% of food sales, and 6% of miscellaneous sales and services.  However, this rent is subject to a minimum and maximum base rent payment.  In 1991 and for each successive 10-year period, including extension periods, the yearly minimum and maximum lease payment shall be increased to 125% of the minimum and maximum yearly rental for the preceding 10-year period.  During the current period (years 2001 to 2011), the minimum rent is $271,875, and the maximum rent is $373,828; during years 2011 to 2021, the minimum rent is $339,844, and the maximum rent is $467,285.  Percentage rent is capped at the maximum base rent.  An additional rent, exclusive of the percentage and base rent described above) of 2.0% of gross rooms revenue is payable to Lanward Development Corporation.  The borrower subleases the ground through a sublease dated July, 2003 under the same economic terms and concurrent term as the ground lease (as stated above).

Doubletree Hotel Birmingham
The property is subject to a ground lease with the University of Alabama.  The lease term commenced in 1970, and after an initial 30-year term and three, 10-year extensions, expires on September 30, 2033 which is 17 years beyond the maturity of the Columbia Sussex Portfolio Loan.  The ground rent is calculated as the greater of minimum rent and percentage rent.  Minimum rent for the first 30 years was $52,000 and increased to $54,600 during years 30 – 35 (increase based on a CPI adjustment and subject to a 5% maximum increase).  For each subsequent 5-year period, the minimum base rent will be increased by a CPI adjuster subject to a 5% maximum increase.  The current minimum monthly ground rent is $4,778, or $57,330 per year.  The percentage rent is equal to base minimum rent plus 1.5% of annual gross room sales and 5% of other lease income.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Collateral Asset Summary Columbia Sussex Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$100,000,000 32.1% 4.15x 27.6%

Columbia Sussex Hotel Portfolio
1 Marriott Anchorage — Anchorage, AK
2 JW Marriott Le Merigot Hotel & Spa — Los Angeles, CA
3 Marriott Albuquerque — Bernalillo, NM
4 Marriott El Paso — El Paso, TX
5 Hilton Boston Woburn — Middlesex, MA
6 Marriott Hutchinson Isle Resort & Marina — Martin, FL
7 Doubletree Hotel Birmingham — Jefferson, AL
8 Courtyard Columbus West — Franklin, OH
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The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1365 North DuPont Highway Dover, Delaware, 19901	Collateral Asset Summary Dover Mall and Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$94,000,000 72.9% 1.33x 9.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1365 North DuPont Highway Dover, Delaware, 19901	Collateral Asset Summary Dover Mall and Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$94,000,000 72.9% 1.33x 9.1%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Anchored Retail
Sponsor:	The Mills Limited Partnership		Collateral:	Fee Simple/Leasehold
Borrower:	Dover Mall, LLC; Dover Commons,		Location:	Dover, DE
	LLC		Year Built / Renovated:	1982 / 2000
Original Balance:	$94,000,000		Total Sq. Ft.:	886,334
Cut-off Date Balance:	$94,000,000		Total Collateral Sq. Ft.(3):	553,854
% by Initial UPB:	6.7%		Property Management:	Simon Management Associates II, LLC
Interest Rate:	5.5705%		Underwritten NOI:	$8,582,271
Payment Date:	6th of each month		Underwritten NCF:	$8,052,307
First Payment Date:	September 6, 2011		Appraised Value:	$129,000,000
Maturity Date:	August 6, 2021		Appraisal Date:	July 8, 2011
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(24), D(92), O(4)		Most Recent NOI:	$8,758,245 (December 31, 2010)
Lockbox / Cash Management:	Hard / In Place		2nd Most Recent NOI:	$8,544,390 (December 31, 2009)
			3rd Most Recent NOI:	$7,963,832 (December 31, 2008)
Reserves(1)
	Initial	Monthly	Historical Occupancy
Taxes:	$0	Springing	Most Recent Occupancy(3) :	91.3% (June 16, 2011)
Insurance:	$0	Springing	2nd Most Recent Occupancy(3) :	87.0% (December 31, 2010)
Replacement:	$0	Springing	3rd Most Recent Occupancy(3) :	89.0% (December 31, 2009)
TI/LC:	$0	Springing	4th Most Recent Occupancy(3) :	89.6% (December 31, 2008)
Ground Rent:	$0	Springing	(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
			(2)	Based on the collateral sq. ft. of 553,854.
Financial Information			(3)	Excludes Boscov’s and JCPenney, which are not part of the collateral.
Cut-off Date Balance / Sq. Ft.(2):		$170
Balloon Balance / Sq. Ft.(2):		$142
Cut-off Date LTV:		72.9%
Balloon LTV:		61.0%
Underwritten NOI DSCR:		1.33x
Underwritten NCF DSCR:		1.25x
Underwritten NOI Debt Yield:		9.1%
Underwritten NCF Debt Yield:		8.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1365 North DuPont Highway Dover, Delaware, 19901	Collateral Asset Summary Dover Mall and Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$94,000,000 72.9% 1.33x 9.1%

Anchor and Major Tenant Summary
Non-Owned Anchor Tenants	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Sq. Ft.	U/W Annual Base Rent PSF(2)	% of Owned U/W Base Rent(3)	Lease Expiration	2010 Total Sales (000s)	Sales PSF(4)	Occupancy Cost (% of Sales)
Boscov’s	NR/NR/NR	216,000	NAP	NAP	NAP	NAP	$40,200	$186	NAP
JCPenney	BBB-/Ba1/BB+	116,480	NAP	NAP	NAP	NAP	$15,700	$135	NAP
Subtotal		332,480					$55,900	$168

Anchor Tenants
Macy’s(5)	BBB-/Ba1/BBB-	139,907	25.3%	$1.61	3.0%	8/31/2052	$11,600	$83	1.9%
Sears(6)	B/Ba3/B+	111,309	20.1%	$2.38	3.5%	8/31/2012	$14,023	$126	2.7%
Subtotal		251,216	45.4%	$1.95	6.6%		$25,623	$102	2.4%

Movie Theater
Carmike Cinemas(7)	NR/B2/B-	42,703	7.7%	$7.59	4.3%	1/31/2019	$5,381	$126	17.4%
Subtotal		42,703	7.7%	$7.59	4.3%		$5,381	$126	17.4%

Major In-Line Tenants
Old Navy	BBB-/ Baa3/BB+	20,647	3.7%	$12.11	3.3%	1/31/2013	$3,249	$157	9.2%
Chuck E. Cheese's(8)	NR/NR/NR	10,724	1.9%	$9.79	1.4%	1/31/2013	$970	$90	14.0%
Pier 1 Imports	NR/NR/NR	8,956	1.6%	$14.50	1.7%	2/28/2013	$955	$107	15.4%
Charlotte Russe	NR/NR/NR	7,060	1.3%	$18.65	1.8%	1/31/2013	$1,088	$154	24.2%
FYE(9)	NR/NR/NR	7,055	1.3%	$17.01	1.6%	1/31/2013	$1,451	$206	8.3%
Victoria's Secret	BB+/Ba1/BB+	6,168	1.1%	$28.00	2.3%	1/31/2017	$2,505	$406	11.6%
Shoe Dept.	NR/NR/NR	6,082	1.1%	$23.94	2.0%	6/14/2012	$1,665	$274	16.9%
Subtotal		66,692	12.0%	$15.82	14.1%		$11,882	$178	12.9%

Other(10)	Various	145,229	26.2%	$38.55	75.0%	Various		$383	15.7%
Vacant	NAP	48,014	8.7%	NAP	NAP	NAP		NAP	NAP
Total/Wtd. Avg.(11)		886,334	100.0%	$14.76	100.0%			$310	15.1%
(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	U/W Annual Base Rent includes underwritten rent steps and percentage in lieu rent that was calculated based on YE 2010 sales.
(3)	Percentage of Owned U/W Base Rent is based on total occupied underwritten base rent of $7,466,626 which includes $118,076 of underwritten rent steps and $257,740 of percentage in lieu rent.
(4)	Sales PSF are based on YE 2010 sales PSF figures and are estimates provided by the borrower.
(5)	Macy’s has nine, 5-year extension options.
(6)	Sears has five, 5-year extension options.
(7)	Carmike Cinemas’ sales equate to $384,358 on a per-screen basis.
(8)
Chuck E. Cheese’s has the right to cease conducting business on its premises if its annual sales fall below $1 million or exceed $1.35 million provided that it do so within 90 days following the end of its lease year.

(9)	FYE may terminate its lease on January 31 of each year during its extension lease term, which has commenced.
(10)	Other Sales PSF and Occupancy Cost include only tenants who reported YE 2010 sales.
(11)
Weighted average U/W annual base rent PSF based on collateral square footage of 553,854. Total Sales PSF and Occupancy Cost includes only tenants who reported YE 2010 sales and excludes anchor tenants and the movie theater.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1365 North DuPont Highway Dover, Delaware, 19901	Collateral Asset Summary Dover Mall and Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$94,000,000 72.9% 1.33x 9.1%

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF(1)	% Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	1	1,640	0.3%	1,640	0.3%	$18.29	0.4%	0.4%
2011	10	12,033	2.2%	13,673	2.5%	$28.39	4.6%	5.0%
2012	13	139,075	25.1%	152,748	27.6%	$9.32	17.4%	22.3%
2013	14	70,867	12.8%	223,615	40.4%	$18.99	18.0%	40.4%
2014	13	24,352	4.4%	247,967	44.8%	$38.49	12.6%	52.9%
2015	13	15,450	2.8%	263,417	47.6%	$51.82	10.7%	63.6%
2016	8	24,033	4.3%	287,450	51.9%	$33.43	10.8%	74.4%
2017	5	13,433	2.4%	300,883	54.3%	$36.41	6.6%	80.9%
2018	4	10,917	2.0%	311,800	56.3%	$33.65	4.9%	85.9%
2019	2	43,933	7.9%	355,733	64.2%	$11.00	6.5%	92.3%
2020	2	3,615	0.7%	359,348	64.9%	$32.08	1.6%	93.9%
2021	2	6,585	1.2%	365,933	66.1%	$35.21	3.1%	97.0%
Thereafter	1	139,907	25.3%	505,840	91.3%	$1.61	3.0%	100.0%
Vacant	NAP	48,014	8.7%	553,854	100.0%	NAP	NAP
Total / Wtd. Avg.	88	553,854	100.0%			$14.76	100.0%
(1)	Annual Base Rent PSF includes underwritten rent steps and percentage in lieu rent that was calculated based on YE 2010 sales.

The Loan. The Dover Mall and Commons loan (the “Dover Mall and Commons Loan”) is a $94.0 million, fixed rate loan secured by the borrower’s fee simple and leasehold interests in the 886,334 square foot single level, enclosed super regional mall and community center located at 1365 North DuPont Highway, Dover, Delaware (the “Dover Mall and Commons Property”). The $94.0 million first mortgage loan has a 10-year term and amortizes on a 30-year schedule. The Dover Mall and Commons Loan accrues interest at a fixed rate equal to 5.5705%. Loan proceeds, together with approximately $4.6 million from the sponsor, were used to, among other things, retire existing debt and pay the associated prepayment premium, together totaling approximately $99.2 million. Based on the appraised value of $129.0 million as of July 8, 2011, the cut-off date LTV is 72.9%.  The most recent prior financing of the Dover Mall and Commons Property was not included in a securitization.

The Borrower / Sponsors. The borrowers, Dover Mall, LLC and Dover Commons, LLC, are each a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The borrowers are currently owned and controlled by The Mills Limited Partnership (approximately 68%) and Herbert S. Miller (approximately 32%). The Mills Limited Partnership is a 50/50 joint venture of Simon Property Group, Inc. (“SPG”) (NYSE: SPG) and Farallon Capital Management LLC (“Farallon”).  SPG and Farallon acquired The Mills Corporation in April 2007 for approximately $8 billion (including approximately $6 billion of assumed debt and preferred stock). Prior to the acquisition, The Mills Corporation was publicly traded (NYSE: MLS). The Mills Corporation was the general partner and owner of The Mills Limited Partnership.

SPG owns, develops and manages retail real estate properties, which consist primarily of regional malls, premium outlet centers, value-oriented super regional malls known as the “Mills”, and community/lifestyle centers. SPG is the largest real estate company in the U.S. The company currently owns or has an interest in 391 properties comprising 262 million square feet of gross leasable area in North America, Europe and Asia. SPG is headquartered in Indianapolis, Indiana and employs more than 5,000 people worldwide.

Farallon is a global, San Francisco-based investment management company that manages discretionary equity capital on behalf of largely institutional investors such as university endowments, foundations, and pension plans. Farallon was founded in March 1986 by Thomas F. Steyer. Farallon invests in public and private debt and equity securities, direct investments in private companies and real estate. Farallon invests in real estate across all asset classes around the world, including the United States, Europe, Latin America and India. According to Institutional Investor’s 2011 Hedge Fund 100 Ranking, Farallon has over $21.5 billion in fund capital, ranking it the 12th largest hedge fund in the world.

Herbert S. Miller founded Western Development Corporation in 1967 and created The Mills value-oriented super regional mall concept in the 1980s. To expand The Mills business, Miller founded The Mills Corporation, which he capitalized in 1993 with a $1.3 billion public offering on the NYSE. Miller served as CEO of The Mills Corporation until 1995, when he retired to pursue development opportunities. Today, Miller serves as Chairman Emeritus of Westmill Capital, his family’s real estate investment company.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1365 North DuPont Highway Dover, Delaware, 19901	Collateral Asset Summary Dover Mall and Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$94,000,000 72.9% 1.33x 9.1%

The Property. Situated on over 150.6 acres, the Dover Mall and Commons Property was built in 1982 and renovated in 2000. The Dover Mall and Commons Property was designed as a one-level destination indoor mall with 886,334 square feet, of which 553,854 square feet is collateral for the Dover Mall and Commons Loan. The Dover Mall and Commons Property is anchored by Macy’s (139,907 sq. ft.), Sears (111,309 sq. ft.), Boscov’s (216,000 sq. ft., not part of collateral), JCPenney (116,480 sq. ft., not part of collateral) and Carmike Cinemas (14 screens). The Dover Mall and Commons Property has a rectangular design, with JCPenney and Macy’s anchoring the east and west ends, respectively, and Boscov’s and Sears anchoring the northwest and southeast ends, respectively.  Carmike Cinemas is located on the east side of the Dover Mall and Commons Property. The site is located along U.S. Route 13/Dupont Highway, a major north/south highway in Delaware that traverses the entire length of the state, connecting major cities in Delaware such as Dover, Wilmington and Seaford.

The Dover Mall and Commons Property is 91.3% occupied as of June 16, 2011. In-line tenants include premier retailers such as Old Navy, American Eagle Outfitters, Victoria’s Secret and Hollister. In-line (<10,000 sq. ft.) tenant sales for the Dover Mall and Commons Property were approximately $47.5 million in 2010, averaging $318 PSF, which was in line with 2009. Average occupancy cost for these tenants was 15.3%. Total sales for reporting tenants in 2010 were approximately $88.6 million.

The Dover Mall and Commons Property is situated in the primary retail corridor of Dover, the state capital of Delaware, and is the only enclosed shopping mall within 30 miles. Further, the Dover Mall and Commons Property is located adjacent to Delaware State University which has an enrollment of 3,700 students and the Dover International Speedway, where NASCAR stock car races occur twice a year and attract over 100,000 visitors. The Dover Mall and Commons Property is also located next to the Dover Downs Hotel and Casino, one of three racinos operating in Delaware. The racing activities consist of harness racing with pari-mutuel wagering.  In addition, the casino operates video lottery terminals and slot games, and recently added table games. The Dover Mall and Commons Property also draws the student population from Wesley College, Delaware Technical & Community College and Wilmington University, all three colleges within 5 miles of the Dover Mall and Commons Property. The Dover Air Force Base, located 10 miles south of the Dover Mall and Commons Property, is the largest employer in the area and serves as a primary driver to the Dover Mall and Commons Property.  The base has an economic impact of more than $470 million on the local economy and acts as a main driver to the Dover Mall and Commons Property. The Carmike Cinema (featuring 14 screens that grossed $384,358 per screen in 2010) is a major draw to the Dover Mall and Commons Property.  Dover is located approximately 90 miles south of Philadelphia, PA and approximately 80 miles east of Washington DC.  Delaware is well known for having tax-free shopping, creating a major shopping destination for people from neighboring cities and states.

The chart below details the Dover Mall Property’s tenancy by general type.

Dover Mall and Commons Tenant Type Summary
Tenant Type	Total Sq. Ft.	% of Owned Sq. Ft.	U/W Annual Base Rent PSF(1)	% of Total U/W Base Rent(1)	Average Remaining Lease Term (Yrs)	2010 Sales PSF	Occupancy Cost %
Anchor Tenants (non-owned)	332,480	NAP	NAP	NAP	NAP	$168	NAP
Anchor Tenants	251,216	45.4%	$1.95	6.6%	23.4	$102	2.4%
Theater	42,703	7.7%	$7.59	4.3%	7.5	$126	17.4%
In-Line > 10,000	31,371	5.7%	$11.32	4.8%	1.5	$134	10.3%
In-Line < 10,000	174,890	31.6%	$31.46	73.7%	3.2	$318	15.3%
Food Court	4,640	0.8%	$80.63	5.0%	4.7	$1,090	12.8%
Kiosk	1,020	0.2%	$413.86	5.7%	2.2	$1,628	27.2%
Vacant	48,014	8.7%	NAP	NAP	NAP	NAP	NAP
Total / Wtd. Avg.(2)	553,854	100.0%	$14.76	100.0%
(1)	U/W Annual Base Rent PSF and % of Total U/W Base Rent includes underwritten rent steps and percentage in lieu rent that was calculated based on YE 2010 sales.
(2)	Excludes anchor space that is not part of the collateral.

The Market. The Dover Mall and Commons Property is located in the Dover MSA. Dover is one of the fast-growing areas in the state of Delaware, due in large part to the relatively low cost of living. As of 2010, the estimated population within a five-, 10-, and 15-mile radius of the Dover Mall and Commons Property was 57,947, 117,368 and 148,912, respectively, with annual household incomes of $60,216, $63,228, and $63,510, respectively. Dover’s recovery is slowly gaining traction with private job growth strengthening and industrial production at a more than two-year high. Dover’s recovery is expected to further strengthen slowly in the second half of 2011. Consumer spending and housing is expected to show more improvement in 2012, aided by strong population growth.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1365 North DuPont Highway Dover, Delaware, 19901	Collateral Asset Summary Dover Mall and Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$94,000,000 72.9% 1.33x 9.1%

Between 2000 and 2010, the population within the primary trade area (10-mile radius) increased at a compound annual rate of 2.5%. This rate of growth exceeds both the state and national averages. This trend is expected to continue into the near future albeit at a slightly slower pace. Expanding to the total trade area (15-mile radius), population is expected to increase 1.9% per annum over the next five years.

The Dover Mall and Commons Property is the only enclosed mall within 30 miles. Additionally, due to Delaware’s tax-free shopping which is not offered by its surrounding states, the Dover Mall and Commons Property attracts shoppers from Maryland, Virginia, Pennsylvania and Washington, D.C.

The chart below details the Dover Mall and Commons Property’s competitive set.

Competitive Property Summary(1)
Property	Owner	Built / Renovated	Total GLA	Anchor Tenants	Occupancy %	Proximity (miles)
Dover Mall and Commons	The Mills Limited Partnership and Herbert S. Miller	1982 / 2000	886,334	Boscov’s, JCPenney, Macy’s, Sears	95%(2)	Subject
Christiana Mall	General Growth Properties	1978 / 2009	1,113,738	JCPenney, Macy’s, Nordstrom, Target	96%	34.0
Centre at Salisbury	Macerich	1989 / 2005, 2008	856,895	Boscov’s, Dick’s Sporting Goods, JCPenney, Macy’s, Sears, Regal Cinema	96%	55.0
(1)	Source: Appraisal
(2)	Based on total mall GLA including any non-owned anchors.

The Dover Mall and Commons Property is competitive with two other regional malls, neither of which operate within its trade area. The competitive retail landscape within the trade area is substantially limited to various community centers, with the Dover Mall and Commons Property holding a competitive advantage due to its location proximate to a university and a tourist attraction such as the Dover International Speedway. Christiana Mall is the most significant competitor; however, that mall is located over 30 miles north of the Dover Mall and Commons Property, well outside of its primary trade area.

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2008	12/31/2009	12/31/2010	U/W	U/W PSF(1)
Base Rent(2)	$7,585,321	$7,662,185	$7,475,999	$7,725,660	$13.95
Value of Vacant Space	0	0	0	1,523,443	2.75
Gross Potential Rent	$7,585,321	$7,662,185	$7,475,999	$9,249,103	$16.70
Total Recoveries	3,465,903	3,505,630	3,991,455	3,816,793	6.89
Total Other Income	1,613,862	1,630,227	1,576,356	1,475,386	2.66
Less: Vacancy(3)	(0)	(0)	(0)	(1,523,443)	(2.75)
Effective Gross Income	$12,665,086	$12,798,042	$13,043,810	$13,017,839	$23.50
Total Operating Expenses	4,701,254	4,253,652	4,285,565	4,435,568	8.01
Net Operating Income	$7,963,832	$8,544,390	$8,758,245	$8,582,271	$15.50
TI/LC	0	0	0	419,194	0.76
Capital Expenditures	0	0	0	110,771	0.20
Net Cash Flow	$7,963,832	$8,544,390	$8,758,245	$8,052,307	$14.54
(1)	U/W PSF based on collateral square footage of 553,854.
(2)	Historical Base Rent includes percentage rent. U/W Base Rent includes $259,034 of overage rent, $257,740 of percentage in lieu rent, and $118,076 of underwritten rent steps.
(3)	U/W vacancy of 11.7% of gross income.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1365 North DuPont Highway Dover, Delaware, 19901	Collateral Asset Summary Dover Mall and Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$94,000,000 72.9% 1.33x 9.1%

Anchor Tenants Historical Sales PSF(1)
Tenant	2008	2009	2010
JCPenney (Non-Owned Anchor Tenant)	$140	$120	$135
Sears	$158	$126	$126
Boscov’s (Non-Owned Anchor Tenant)	$187	$178	$186
Macy’s	$84	$79	$83
Total / Wtd. Avg.	$148	$133	$140
(1)	Historical Sales PSF shown in the table above is based on historical operating statements provided by the borrower.

Property Management. The Dover Mall and Commons Property is managed by Simon Management Associates II, LLC, an affiliate of SPG and the borrowers.

Lockbox / Cash Management. The Dover Mall and Commons Loan is structured with a hard lockbox and in place cash management. All excess cash, after required payments or deposits per the Dover Mall and Commons Loan documents, will be swept into an excess cash flow reserve account (i) upon an event of default, (ii) if the DSCR is less than 1.10x for two consecutive quarters, (iii) upon the occurrence of a bankruptcy of the guarantor or property manager or (iv) if Sears does not give notice of renewal by September 30, 2011 (each, a “Cash Sweep Event”).  If a Cash Sweep Event is caused by failure of Sears to give notice of renewal by September 30, 2011, funds on deposit in the excess cash flow reserve account may be used for tenant improvements and leasing commissions in connection with the space leased to Sears; otherwise, such funds shall be held as additional collateral for the Dover Mall and Commons Loan.

Initial Reserves.  None.

Ongoing Reserves. Upon the occurrence of a Cash Sweep Event, the borrower is required to deposit on a monthly basis to (i) the tax reserve account, 1/12 of the real estate taxes payable during the next twelve months, (ii) the insurance reserve account, 1/12 of the cost of the annual premium to renew the required insurance policies, (iii) the replacement reserve account, $9,230 (not to exceed $221,522 in the aggregate), (iv) the TI/LC reserve account, $34,613 (not to exceed $830,710 in the aggregate) and (v) the ground lease reserve account, 1/12 of the total ground rent payable during the next twelve months.

Current Mezzanine or Subordinate Interest. None.

Future Mezzanine or Subordinate Indebtedness.  None.

Release, Addition and Substitution of Property.  The Dover Mall and Commons Loan documents permit the borrower to obtain the release of an approximately 80-acre portion of the Dover Mall and Commons Property (the “Development Parcel”) from the lien of the mortgage in connection with the sale or conveyance of such Development Parcel upon the satisfaction of certain conditions set forth in the Dover Mall and Commons Loan documents as described under  “Description of the Mortgage Pool—Certain Terms and Conditions of the Mortgage Assets—Property Releases” in the Prospectus Supplement.

Ground Lease.  A 2.6 acre portion of the Dover Mall and Commons Property, consisting of a portion of the parking lot and ring road, is subject to a long-term ground lease. A 0.85 acre portion of this ground leased parcel has been subleased to Boscov’s. The lessor under the ground lease is The Delaware Department of Public Safety.  The ground lease commenced in September 1981 and expires in September 2021, with two, 10-year extension options, bringing the ground lease expiration date to September 2041, approximately 20 years following the maturity of the Dover Mall and Commons Loan.  Ground lease rent for the first 5 years was $3,600.00 per year. For the initial 40-year term of this ground lease, the rent payable is scheduled to be increased at the end of each 5 year period by an amount equal to 5% of the annual rent owed for the previous year. The leasehold estate is prior to all liens and encumbrances on the fee estate, including fee mortgage.  The ground lease is assignable without the ground lessor’s consent; however the ground lease cannot be amended or terminated without the lender’s consent.  The ground lease provides for notice of defaults to the lender and provides for Lender’s right to cure defaults

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1365 North DuPont Highway Dover, Delaware, 19901	Collateral Asset Summary Dover Mall and Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$94,000,000 72.9% 1.33x 9.1%

Based on rent roll dated 6/16/2011
* Boscov’s and JCPenney are non-owned anchors and thus are not part of the collateral for the Dover Mall and Commons Mortgage Loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1365 North DuPont Highway Dover, Delaware, 19901	Collateral Asset Summary Dover Mall and Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$94,000,000 72.9% 1.33x 9.1%

Dover Mall and Commons
1365 North DuPont Highway
Dover, DE 19901
Wilmington 39 miles
Smyrna
Big Oak Park
Garrisons Lake
Snowland
Leipsic River
Leipsic
KENT COUNTY
Cheswold
Delaware Airpark
Bombay Hook National Wildlife Refuge
Wilmington University Dover Campus
Delaware Technical and Comm. College
Delaware State University
Dover International Speedway
Dover Downs Hotel & Casino
Octagonal School House
Silver Lake
Dover
Biggs Museum of American Art
Delaware State Capitol
Bayhealth Medical Ctr.
Schutte Park
Puncheon Run Connector
Rodney Village
Dover Air Force Base
USAF Hospital-Dover
Wilmington Univ-Dover AFB Campus
Little Creek Wildlife Area
Delaware Bay
Wyoming
Camden
Highland Acres
Lebanon
Rising Sun
John Dickinson Plantation
Ted Harvey Wildlife Area
Woodside
Magnolia
PENNSYLVANIA
Philadelphia
Wilmington
NEW JERSEY
DELAWARE
MARYLAND
Atlantic Ocean

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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2 South Biscayne Boulevard Miami, FL 33131	Collateral Asset Summary One Biscayne	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$83,000,000 52.5% 2.44x 15.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2 South Biscayne Boulevard Miami, FL 33131	Collateral Asset Summary One Biscayne	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$83,000,000 52.5% 2.44x 15.1%

Mortgage Loan Information			Property Information
Loan Seller(1):	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	CBD Office
Sponsor:	One Biscayne Tower, LLC		Collateral:	Fee Simple
Borrower:	One Biscayne Tower, LLC		Location:	Miami, FL
Original Balance:	$83,000,000		Year Built / Renovated:	1971 / NAP
Cut-off Date Balance:	$83,000,000		Total Sq. Ft.:	691,783
% by Initial UPB:	5.9%		Property Management:	Institutional Property Managers, Inc.
Interest Rate:	6.1700%		Underwritten NOI:	$12,492,042
Payment Date:	1st of each month		Underwritten NCF:	$11,233,607
First Payment Date:	September 1, 2006		Appraised Value:	$158,000,000
Maturity Date:	August 1, 2016		Appraisal Date:	May 2, 2011
Amortization:	Interest Only
Additional Debt:	None		Historical NOI
Call Protection:	YM1(116), O(4)		Most Recent NOI:	$11,633,804 (December 31, 2010)
Lockbox / Cash Management:	None		2nd Most Recent NOI:	$11,109,012 (December 31, 2009)
			3rd Most Recent NOI:	$9,653,081 (December 31, 2008)
Reserves
	Initial	Monthly	Historical Occupancy
None	NAP	NAP	Most Recent Occupancy:	87.0% (May 31, 2011)
			2nd Most Recent Occupancy:	90.4% (December 31, 2010)
Financial Information			3rd Most Recent Occupancy:	85.8% (December 31, 2009)
Cut-off Date Balance / Sq. Ft.:		$120	(1)	The One Biscayne Loan was originated by Bank One Texas, National
Balloon Balance / Sq. Ft.:		$120	Association, assigned to the Northwestern Mutual Life Insurance
Cut-Off Date LTV:		52.5%	Company, assigned to and amended and restated by an affiliate of J.P.
Balloon LTV:		52.5%	Morgan Investment Management, Inc. (“JPMIM”), and purchased by
Underwritten NOI DSCR:		2.44x	GACC in June 2011.
Underwritten NCF DSCR:		2.19x
Underwritten NOI Debt Yield:		15.1%
Underwritten NCF Debt Yield:		13.5%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent PSF	% of Total Annual U/W Base Rent	Lease Expiration
Terremark Worldwide, Inc.	A/A3/A-	50,727	7.3%	$35.55	9.7%	6/30/2019(2)
Banco Sabadell, SA	A-/A3/A	32,264	4.7%	$31.56	5.5%	11/30/2016(3)
E.E.O.C. (GSA)	AAA/Aaa/AAA	29,134	4.2%	$27.56	4.3%	MTM
JP Morgan Trust Company NA	AA-/Aa3/A+	26,811	3.9%	$30.07	4.3%	12/31/2011
Gunster Yoakley & Stewart PA	NR/NR/NR	26,168	3.8%	$32.75	4.6%	5/31/2014
Subtotal / Wtd. Avg.		165,104	23.9%	$32.03	28.5%

Other	Various	436,943	63.2%	$30.33	71.5%	Various
Vacant	NAP	89,736	13.0%	NAP	NAP	NAP
Total / Wtd. Avg.		691,783	100.0%	$30.79	100.0%
(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	The Terramark Worldwide, Inc. lease includes a termination option in June 2015, with 12 months prior notice and a termination fee of $2,760,858.
(3)	Banco Sabadell, SA has a 390 square foot storage space that expires July 31, 2011.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2 South Biscayne Boulevard Miami, FL 33131	Collateral Asset Summary One Biscayne	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$83,000,000 52.5% 2.44x 15.1%

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	2	29,134	4.2%	29,134	4.2%	$27.56	4.3%	4.3%
2011	40	48,366	7.0%	77,500	11.2%	$25.69	6.7%	11.0%
2012	14	69,505	10.0%	147,005	21.3%	$28.17	10.6%	21.6%
2013	12	40,461	5.8%	187,466	27.1%	$35.23	7.7%	29.3%
2014	14	79,164	11.4%	266,630	38.5%	$34.59	14.8%	44.1%
2015	9	56,558	8.2%	323,188	46.7%	$21.31	6.5%	50.6%
2016	8	80,879	11.7%	404,067	58.4%	$32.26	14.1%	64.6%
2017	12	49,666	7.2%	453,733	65.6%	$30.61	8.2%	72.8%
2018	3	34,686	5.0%	488,419	70.6%	$37.23	7.0%	79.8%
2019	6	94,943	13.7%	583,362	84.3%	$33.23	17.0%	96.8%
2020	5	18,685	2.7%	602,047	87.0%	$31.53	3.2%	100.0%
2021	0	0	0.0%	602,047	87.0%	$0.00	0.0%	100.0%
Thereafter	0	0	0.0%	602,047	87.0%	$0.00	0.0%	100.0%
Vacant	NAP	89,736	13.0%	691,783	100.0%	NAP	NAP
Total / Wtd. Avg.	125	691,783	100.0%			$30.79	100.0%

The Loan.    The One Biscayne loan (the “One Biscayne Loan”) is a $83.0 million fixed rate loan secured by the borrower’s fee simple interest in the 691,783 square foot Class B+ office located at 2 South Biscayne Boulevard in Miami, Florida (the “One Biscayne Property”). The $83.0 million first mortgage loan has a 10-year interest-only term with approximately 5 years remaining, and accrues interest at a fixed rate equal to 6.1700%. The One Biscayne Loan was assigned to and amended and restated by an affiliate of J.P. Morgan Investment Management, Inc. in 2006 and purchased by GACC in June 2011. In connection with the purchase, GACC obtained an appraisal, new engineering and environmental reports and updated title searches. For information, see "Risk Factors—Risks Related to the Mortgage Assets -- The JPMIM Mortgage Assets Were Not Specifically Originated for Securitization” and “—Seasoned Mortgage Assets Present Additional Risks of Repayment” in the prospectus supplement. Loan proceeds were used to retire existing debt of $39.5 million and repay an equity contribution of $35.0 million from School Employees Retirement Board of Ohio, a fund previously managed by L&B Realty Advisors, giving the borrower an approximate cash out of $7.6 million at closing. As a replacement of School Employees Retirement Board of Ohio, Dow Chemical Employees’ Pension Plan and Union Carbide Employees’ Pension Plan collectively contributed $35.0 million of equity (80% and 20%, respectively) to the recapitalization of the sponsor. Based on the appraised value of $158.0 million as of May 2, 2011, the cut-off date LTV is 52.5% and the remaining implied equity is $75.0 million. The most recent prior financing of the One Biscayne Property was not included in a securitization.

The Borrower / Sponsor.    The borrower and nonrecourse carve-out guarantor of the One Biscayne Loan is One Biscayne Tower LLC, a Florida limited liability company. One Biscayne Tower LLC is controlled by L&B Realty Advisors, LLP (“L&B”).

L&B, which has owned the One Biscayne Property since 1995, is an employee owned, SEC registered real estate investment advisor headed by G. Andrews Smith and Daniel L. Plumlee. Founded in 1965, L&B provides real estate investment management services to institutional and private investors with a primary focus on portfolio management, financial advisory and owner representation. As a portfolio manager, L&B executes full-service investment management from acquisition to asset management to disposition. As an independent fiduciary, L&B provides financial advisory and owner representation services including asset valuations, portfolio assessments, feasibility analyses, equity/debt workouts and hold/sell analyses. The company has $4.4 billion under management.

The Property. The One Biscayne Property is a 40-story, 691,783 square foot office tower located in the center of Miami’s business district comprised of a diverse group of approximately 70 tenants, including approximately 25.4% credit tenants and approximately 30.2% law firms. The One Biscayne Property’s amenities include 24-hour security, a full service private club with restaurant, fitness center, banking and ATM facilities, dry cleaner, and food and retail stores. The One Biscayne Property is adjacent to the Metrorail and Metromover elevated train systems. The improvements also include a nine-story parking garage that provides approximately 1,200 spaces, yielding 1.73 spaces per 1,000 square feet. L&B has invested approximately $7.3 million in capital improvements at the One Biscayne Property since 2006, with $3.3 million occurring in the first half of 2011 consisting mainly of $1.7 million for elevator modernization and $1.2 million for building façade restoration.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2 South Biscayne Boulevard Miami, FL 33131	Collateral Asset Summary One Biscayne	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$83,000,000 52.5% 2.44x 15.1%

The One Biscayne Property has won five Office Building of the Year (TOBY) Awards, including the 2007 Miami-Dade TOBY Award and the 2007 BOMA Southern Regional TOBY. The One Biscayne Property has also been awarded the Energy Star from 2007-2010 for its operating efficiency.

Major Tenants.
Terremark Worldwide, Inc. (50,727 sq. ft., 7.3% of NRA, 9.7% of Annual U/W Base Rent). Terremark Worldwide, Inc. (rated A/A3/A- by Fitch/Moody’s/S&P) occupies the 28th and 29th floors and has been at the One Biscayne Property since 2008. Together with its subsidiaries, Terremark provides managed information technology (IT) solutions with data centers located across networking hubs in the United States, Europe, and Latin America. It serves enterprises, government agencies, systems integrators, network service providers, and Internet infrastructure companies. Terremark Worldwide, Inc. was founded in 1982 and is currently headquartered at the One Biscayne Property, where it has been since 2008. As of April 11, 2011, Terremark Worldwide, Inc. operates as a subsidiary of Verizon Communications Inc. The tenant has a termination option in June 2015, with 12 months prior notice and a termination fee of $2,760,858, as well as one 5-year renewal option with six months prior notice.

Banco Sabadell, SA (32,264 sq. ft., 4.7% of NRA, 5.5% of Annual U/W Base Rent). Banco Sabadell (rated A-/A3/A by Fitch/Moody’s/S&P) occupies the 33rd floor and a portion of the 31st floor, and has been at the One Biscayne Property since 2006. Through its subsidiaries, Banco de Sabadell, S.A. provides banking and financial products and services in Spain and internationally. As Spain’s fourth largest banking group, it offers a range of deposit products, provides loans and advances, offers corporate banking solutions, and provides savings, pension, and general insurance products. As of June 2011, Banco Sabadell had a network of 1,378 branches around the world with over 10,600 employees. Banco de Sabadell, S.A. was founded in 1881 and is based in Barcelona, Spain.

E.E.O.C. (29,134 sq. ft., 4.2% of NRA, 4.3% of Annual U/W Base Rent) The U.S. Equal Employment Opportunity Commission (“EEOC”) (rated AAA/Aaa/AAA by Fitch/Moody’s/S&P) occupies the 28th floor and a portion of the 31st floor and has been at the One Biscayne Property since 2005. EEOC is an agency of the United States Government that enforces the federal employment discrimination laws. The tenant’s lease expired 7/31/2011 and the tenant is currently month-to-month.

The Market.
The One Biscayne Property is located in the downtown section of the Miami CBD at the intersection of Flagler Street and Biscayne Boulevard, on the Biscayne Bay. The One Biscayne Property is located in the Downtown submarket of Miami.  Land uses in the Downtown submarket consist of commercial, hotels, high-rise residential condos and office properties, with major developments in the area including a variety of financial centers, hotels, shopping centers, and a government center. Flagler Street is the primary retail/office street in the CBD area of Miami.

The Miami office market continued to show signs of stabilization as vacancy remained unchanged and asking lease rates increased slightly from fourth quarter 2010. The delivery of new office product in 2010 added to the already saturated market from companies downsizing. According to the Q2 2011 CoStar report, Miami-Dade County has an office market inventory of approximately 101.2 million square feet with a direct vacancy of 14.1% and average asking rate of $29.11. Class A asking lease rates ended the quarter at $36.00 PSF with Class B rates at $24.59 PSF. The Downtown Miami submarket has a Class A office inventory of 4.8 million square feet, with a direct vacancy of 23.8% and average asking rate of $41.87 PSF, and Class B rates of $26.39 PSF. The higher asking rents are indicative of the submarket’s higher quality buildings. The higher vacancy rate is primarily due to the addition of the Wells Fargo Financial Center in 2010, which has 749,850 sq. ft. of space and about 450,000 sq. ft. of that space remains vacant and available. It is also attributed to some tenants recently vacating the Southeast Financial Center, and relocating to 1450 Brickell Avenue, the newest addition to the nearby Brickell submarket.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2 South Biscayne Boulevard Miami, FL 33131	Collateral Asset Summary One Biscayne	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$83,000,000 52.5% 2.44x 15.1%

Below are rental comparisons for the One Biscayne Property as determined by the appraiser. Rental rates ranged from $30.00-$50.00 PSF, and the appraiser concluded to market rents for the One Biscayne Property of $33.00 PSF.

Summary of Office Rent Comparables(1)

Property Name	Year Built	NRA (Sq. Ft.)	Occupancy	Quoted Rental Rate
One Biscayne Property	1971	691,783	87.0%	$34.00-$39.00
Miami Tower	1987	600,959	78%	$34.00-$39.00
Southeast Financial Center	1984	1,157,939	87%	$36.00-$42.00
Miami Center	1983	782,210	81%	$40.00-$47.50
SunTrust International Center	1973	420,857	84%	$30.00
Wells Fargo Center (lease-up phase)	2010	749,850	42%	$43.00-$50.00
Total / Wtd. Avg.(2)	NAP	3,711,815	75%	$30.00-$50.00
(1)	Source: Appraisal
(2)	Total does not include the One Biscayne Property

Below are sales comparisons for the One Biscayne Property as determined by the appraiser:

Summary of Comparable Office Sales
Property Name	Location	Sale Date	Year Built	NRA (Sq. Ft.)	Sale Price / Value	Adjusted Price PSF	Occupancy	Cap Rate
One Biscayne Property	Miami, FL	NAP	1971	691,783	158,000,000	$228.40	87%	7.50%
Royal Palm at Southpointe I & II	Plantation, FL	Aug-2010	2001	465,592	$100,405,000	$215.65	85%	7.77%
Las Olas Center	Ft. Lauderdale, FL	Sep-2010	1996	468,814	$170,000,000	$362.62	88%	6.67%
Miami Tower	Miami, FL	Dec-2010	1987	600,959	$105,500,000	$175.55	77%	5.47%
Emerald View at Vista Center	West Palm Beach, FL	Dec-2010	2007	140,262	$36,000,000	$256.66	87%	7.83%
City Place Tower	West Palm Beach, FL	Apr-2011	2008	295,933	$126,500,000	$427.66	85%	6.48%
One Turnberry Place	Aventura, FL	May-2011	1990	136,411	$53,000,000	$388.53	97%	6.95%
Source: Appraisal

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2008	12/31/2009	12/31/2010	U/W	U/W PSF
Base Rent(1)	$18,624,717	$19,901,235	$20,746,643	$19,255,673	$27.83
Value of Vacant Space	0	0	0	3,113,565	4.50
Gross Potential Rent	$18,624,717	$19,901,235	$20,746,643	$22,369,239	$32.34
Total Recoveries	1,335,855	878,302	1,092,748	1,180,971	1.71
Total Other Income	2,082,329	2,109,793	2,168,392	2,078,752	3.00
Less: Vacancy(1)	(3,132,783)	(2,895,021)	(2,836,620)	(3,113,565)	(4.50)
Effective Gross Income	$18,910,118	$19,994,309	$21,171,163	$22,515,397	$32.55
Total Operating Expenses	9,257,037	8,885,297	9,537,359	10,023,355	14.49
Net Operating Income	$9,653,081	$11,109,012	$11,633,804	$12,492,042	$18.06
TI/LC	0	0	0	1,085,490	1.57
Capital Expenditures	0	0	0	172,946	0.25
Net Cash Flow	$9,653,081	$11,109,012	$11,633,804	$11,233,607	$16.24
(1)	Base Rent includes $717,455 of contractual step rent through July 2012.
(2)	Underwritten vacancy of 12.1% of gross income.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2 South Biscayne Boulevard Miami, FL 33131	Collateral Asset Summary One Biscayne	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$83,000,000 52.5% 2.44x 15.1%

Property Management.    The One Biscayne Property is managed by Institutional Property Managers, Inc., a borrower affiliate.

Lockbox / Cash Management.    None.

Initial Reserves.    None.

Ongoing Reserves.    None.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2 South Biscayne Boulevard Miami, FL 33131	Collateral Asset Summary One Biscayne	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$83,000,000 52.5% 2.44x 15.1%

One Biscayne
2 South Biscayne Boulevard
Miami, FL 33131
Biscayne Bay
Atlantic Ocean
Miami
Miami Beach
Miami International Airport
Hialeah
Coral Gables
Key Biscayne
Julia Tuttle Causeway
Venetian Causeway
MacArthur Causeway
Rickenbacker Causeway
Downtown
Overtown
Edgewater
Allapattah
Little Havana
Shenandoah
Coconut Grove
Brownsville
Gladeview
West Little River
El Portal
Barry University
North Shore Medical Ctr.
Univ. of Miami Hospital
Adrienne Arsht Ctr. for the Performing Arts
American Airlines Arena
Bayside Marketplace
Brickell Key
Dodge Island
Fisher Island
Virginia Key Park
Virginia Key
Miami Seaquarium
Crandon Park
Bill Baggs State Rec. Area
Vizcaya Museum & Gardens
Mercy Hospital
University of Miami
Matheson Hammock Park
Mt. Sinai Medical Center
Miami Beach Convention Center
Lincoln Road Mall
Sunset Isles
Di-Lido Island
Belle Isle
Palm Island
Star Island
Sams Island
South Beach
City Center
Fort Lauderdale
Hollywood
North Miami Beach
Miami Beach
Homestead

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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1 Providence Place Providence, RI 02903	Collateral Asset Summary Providence Place Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$54,840,367 34.9% 2.69x 19.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Providence Place Providence, RI 02903	Collateral Asset Summary Providence Place Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$54,840,367 34.9% 2.69x 19.5%

Mortgage Loan Information				Property Information
Loan Seller:	UBSRES			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Anchored Retail
Credit Estimate (Fitch):	AAA			Collateral:	Leasehold
Sponsor:	GGP Limited Partnership			Location:	Providence, RI
Borrower:	Rouse Providence LLC			Year Built / Renovated:	1999 / 2009
Original Balance:	$55,092,580			Total Sq. Ft.:	1,297,402
Cut-off Date Balance:	$54,840,367			Total Collateral Sq. Ft.(4):	980,711
% by Initial UPB:	3.9%			Property Management:	Rouse Providence LLC
Interest Rate:	4.8549%			Underwritten NOI(5):	$37,990,509
Payment Date:	6th of each month			Underwritten NCF(5):	$36,282,036
First Payment Date:	June 6, 2011			Appraised Value:	$558,000,000
Maturity Date:	May 6, 2021			Appraisal Date:	March 14, 2011
Amortization:	360 months
Additional Debt(1):	$140,744,327 Non-Pooled Senior Trust
	Component;			Historical NOI
	$55,092,580 (Notional) Non-Pooled			Most Recent NOI:	$35,254,197 (T-12 April 30, 2011)
	Senior Interest-Only Trust Component;			2nd Most Recent NOI:	$35,396,512 (December 31, 2010)
	$114,163,093 Non-Pooled Junior Trust			3rd Most Recent NOI:	$33,915,970 (December 31, 2009)
	Component;
	$46,000,000 Senior Mezzanine Loan;			Historical Occupancy(6)
	$25,000,000 Junior Mezzanine Loan;			Most Recent Occupancy:	94.8% (April 30, 2011)
	Future Mezzanine Debt Permitted			2nd Most Recent Occupancy:	97.4% (December 31, 2010)
Call Protection:	L(27), D(89), O(4)			3rd Most Recent Occupancy:	98.4% (December 31, 2009)
Lockbox / Cash Management:	Hard / In Place			4th Most Recent Occupancy:	98.4% (December 31, 2008)
				5th Most Recent Occupancy:	98.6% (December 31, 2007)
Reserves(2)				6th Most Recent Occupancy:	98.6% (December 31, 2006)
	Initial		Monthly
Taxes:	$0		Springing	Historical Annual Rent PSF(7)
Insurance:	$0		Springing	Most Recent Rent PSF:	$23.28 (April 30, 2011)
Replacement:	$0		Springing	2nd Most Recent Rent PSF:	$23.08 (December 31, 2010)
TI/LC:	$0		Springing	3rd Most Recent Rent PSF:	$23.13 (December 31, 2009)
Ground Rent:	$0		Springing	4th Most Recent Rent PSF:	$23.97 (December 31, 2008)
Parking Garage Repair Funds:	$1,500,000		$0	(1)	The Interest rate of the Non-Pooled Senior Trust Component and Non-Pooled
JCPenney Fund:	$0		Springing	Junior Trust Component is 5.2400%. Unless otherwise stated, information
				herein excludes the Non-Pooled Junior Trust Component. The Interest rate of
Financial Information				the Non-Pooled Senior Interest-Only Trust Component is 0.3851%. See
	Senior	Total	Total	“Pooled and Non-Pooled Trust Components”, “Current Mezzanine
	Components	Mortgage Loan	Debt	Indebtedness” and “Future Mezzanine or Subordinate Indebtedness” herein.
Cut-off Date Balance / Sq. Ft.(3):	$199	$315	$387	(2)	See “Initial Reserves” and “Ongoing Reserves” herein.
Balloon Balance / Sq. Ft.(3):	$150	$266	$327	(3)	Based on the collateral sq. ft. of 980,711.
Cut-off Date LTV:	34.9%	55.4%	68.1%	(4)	Excludes Macy’s and JCPenney which are not part of the collateral.
Balloon LTV:	26.3%	46.7%	57.4%	(5)	Calculated including 22,620 sq. ft. of tenants with signed leases that have not
Underwritten NOI DSCR(5):	2.69x	1.88x	1.44x	yet taken occupancy.
Underwritten NCF DSCR(5) :	2.57x	1.80x	1.37x	(6)	Most Recent Occupancy percentage is based on the collateral sq. ft. of
Underwritten NOI Debt Yield(5):	19.5%	12.3%	10.0%	980,711. All other historical occupancy percentages are based on the total
Underwritten NCF Debt Yield(5):	18.6%	11.7%	9.6%	mall GLA as indicated in the rent rolls provided by the borrower.
				(7)	Historical Annual Rent PSF is calculated based on 980,711 sq. ft. and rental
				income indicated in the historical operating statements.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Providence Place Providence, RI 02903	Collateral Asset Summary Providence Place Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$54,840,367 34.9% 2.69x 19.5%

Anchor and Major Tenant Summary
Non-Owned Anchor Tenants	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Sq. Ft.	U/W Annual Base Rent PSF(2)	% of Owned U/W Base Rent	Lease Expiration	Total Sales (000s)	Sales PSF(3)	Occupancy Cost (% of Sales)
Macy’s	BBB-/Ba1/BBB-	200,000	15.4%	NAP	NAP	5/1/2037	$36,000	$180	NAP
JCPenney	BBB-/Ba1/BB+	116,691	9.0%	NAP	NAP	5/1/2037	$8,000	$69	NAP
Subtotal		316,691	24.4%				$44,000	$139

Anchors
Nordstrom	A-/Baa1/A-	197,000	15.2%	$1.02	0.7%	2/28/2020	$40,728	$207	1.0%
Subtotal		197,000	15.2%	$1.02	0.7%		$40,728	$207	1.0%

Movie Theater
Providence Place Cinemas(4)	NR/NR/NR	128,146	9.9%	$17.95	8.6%	1/31/2026	$9,349	$73	36.6%
Subtotal		128,146	9.9%	$17.95	8.6%		$9,349	$73	36.6%

Major In-Line Tenants(5)
Dave & Busters	NR/NR/NR	40,560	3.1%	$17.60	2.7%	12/31/2019	$13,392	$330	9.4%
Borders Books & Music(6)	NR/NR/NR	26,283	2.0%	$34.75	3.4%	4/30/2015	$4,359	$166	24.0%
Gap	BBB-/Baa3/BB+	19,270	1.5%	$36.00	2.6%	1/31/2012	$5,078	$263	25.8%
Pottery Barn	NR/NR/NR	12,048	0.9%	$32.03	1.4%	1/31/2012	$3,669	$305	13.0%
Restoration Hardware	NR/NR/NR	11,483	0.9%	$22.50	1.0%	1/31/2015	$1,894	$165	34.3%
Subtotal		109,644	8.5%	$27.04	11.1%		$28,391	$259	16.7%

Other	Various	495,270	38.2%	$42.85	79.5%	Various
Vacant	NAP	50,651	3.9%	NAP	NAP	NAP
Total/Wtd. Avg.(7)		1,297,402	100.0%	$27.21	100.0%			$517	14.1%
(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	U/W Annual Base Rent includes underwritten rent steps and percentage in lieu rent that was calculated based on YE 2010 sales.
(3)	Sales PSF are based on YE 2010 sales PSF figures and are estimates provided by the borrower.
(4)	Providence Place Cinemas (featuring 16 screens plus an IMAX theater) Total Sales and Sales PSF equate to $549,960 on a per-screen basis.
(5)	Only includes major comparable in-line tenants.
(6)	Borders declared bankruptcy in February 2011. As of July 2011, Borders announced its plans to liquidate and close all their stores.
(7)
Total/Weighted Average U/W Annual Base Rent PSF based on collateral square footage of 980,711. Total Sales PSF and Occupancy Cost includes only tenants who reported YE 2010 sales and excludes anchor tenants and the movie theater.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual Base Rent PSF	% Base Rent Rolling	Cumulative % of Base Rent
MTM	2	33,642	3.4%	33,642	3.4%	$20.47	2.8%	2.8%
2011	16	4,128	0.4%	37,770	3.9%	$76.07	1.3%	4.0%
2012	19	87,977	9.0%	125,747	12.8%	$30.23	10.6%	14.7%
2013	11	37,649	3.8%	163,396	16.7%	$24.84	3.7%	18.4%
2014	9	20,430	2.1%	183,826	18.7%	$56.95	4.7%	23.0%
2015	19	139,624	14.2%	323,450	33.0%	$27.77	15.5%	38.6%
2016	13	55,270	5.6%	378,720	38.6%	$38.03	8.4%	47.0%
2017	11	28,995	3.0%	407,715	41.6%	$59.51	6.9%	53.9%
2018	10	37,656	3.8%	445,371	45.4%	$50.01	7.5%	61.4%
2019	11	58,411	6.0%	503,782	51.4%	$34.71	8.1%	69.5%
2020	20	244,320	24.9%	748,102	76.3%	$12.74	12.5%	82.0%
2021	8	23,302	2.4%	771,404	78.7%	$40.42	3.8%	85.7%
Thereafter	7	158,656	16.2%	930,060	94.8%	$22.47	14.3%	100.0%
Vacant	NAP	50,651	5.2%	980,711	100.0%	NAP	NAP
Total / Wtd. Avg.	156	980,711	100.0%			$26.88	100.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Providence Place Providence, RI 02903	Collateral Asset Summary Providence Place Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$54,840,367 34.9% 2.69x 19.5%

The Loan. The Providence Place Mall loan (the “Providence Place Mall Loan”) is a $310.0 million, fixed rate loan secured by the borrower’s leasehold interests in the 980,711 square foot six-level, enclosed super regional mall located at One Providence Place, Providence, Rhode Island (the “Providence Place Mall Property”). The $310.0 million first mortgage has a 10-year term and amortizes on a 30-year schedule. The Providence Place Mall loan accrues interest at a fixed rate equal to 5.2400%. There are also two mezzanine loans secured by the pledges of equity in the borrower (collectively, the “Providence Place Mall Mezzanine Loans”). The proceeds of the Providence Place Mall Loan, with the $46.0 million senior mezzanine loan and with the $25.0 million junior mezzanine loan were used to, among other things, retire existing debt of approximately $328.2 million and fund an equity pay out to borrower of approximately $49.1 million. Based on the appraised value of $558.0 million as of March 14, 2011, the Cut-off Date LTV ratio is 55.4% for the Providence Place Mall Loan and 68.1% for the Providence Place Mall Loan and the Providence Place Mall Mezzanine Loans in the aggregate (collectively, the “Aggregate Indebtedness”).  The Providence Place Mall Property was previously security for a loan included in the LBUBS 2005-C5 transaction.

The Borrower / Sponsor. The borrower, Rouse Providence LLC, is a single purpose entity structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and the non-recourse carve-out guarantor is GGP Limited Partnership, an affiliate of General Growth Properties, Inc. (NYSE: GGP).

General Growth Properties, Inc. has been in the shopping center business for more than 50 years and owns a portfolio which totals roughly 200 million square feet of retail space and includes more than 24,000 retail stores.  More than 1.8 billion consumers visit a GGP mall every year.  Half of GGP’s portfolio is located in the 50 most populated U.S. markets, with 37 malls in the top U.S. metro areas.   The company’s common stock is traded on the New York Stock Exchange under the symbol GGP. As of August 1, 2011, GGP had a market capitalization of $16.2 billion.

The Property. Built in 1999, Providence Place Mall is designed as a six-level, I-shaped super regional mall, with three anchors: Macy’s (200,000 sq. ft.), JCPenney (116,691 sq. ft.) and Nordstrom (197,000 sq. ft.). The Providence Place Mall Property has an elongated design, with Nordstrom and Macy’s anchoring the north and south ends, respectively. JCPenney is centrally located on the west side of the property. The site is bisected by Amtrak’s northeast rail corridor and by the Woonasquatucket River, which are spanned by a glass-enclosed bridge connecting the two primary sections of the property. The Providence Place Mall Property also features a sky bridge that connects the property to the Westin Hotel, Rhode Island Conference Center and Dunkin’ Donuts Center. The attached parking garage contains 3,987 parking spaces (4.07 per 1,000 sq. ft.).

Based on the rent roll dated April 30, 2011, the occupancy of the Providence Place Mall Property was 96.1% (94.8% for collateral sq. ft.). Inline tenants include retailers such as Apple, Tiffany & Co., bebe, Brighton Collectibles, Brooks Brothers, Crate & Barrel, Origins, Pottery Barn, Sephora, Arden B, Aveda and restaurants that include Cheesecake Factory, Joe’s American Bar and Grill, The Melting Pot, and PF Chang’s China Bistro. The Providence Place Mall Property comparable inline (<10,000 sq. ft.) tenant sales were over $186 million in 2010, averaging $607 per square foot, which was a 14.0% increase over 2009. Average occupancy cost for these tenants was 13.2%. Total sales for 2010 were approximately $342.3 million.

Providence Place Mall Property is an upscale enclosed shopping mall in southern New England and one of the strongest performing malls in the entire Northeastern United States. The Providence Place Mall Property is located directly off I-95 and is situated in the heart of downtown Providence, the state capital and financial center of the State of Rhode Island. Further, the Providence Place Mall Property is located in the middle of the highest concentration of colleges and universities in the United States, including Providence College (1.7 miles from the property), Brown University (1.5 miles from the property), Johnson & Wales University (0.5 miles from the property) and University of Rhode Island-Providence campus (0.4 miles from the property). The Providence Place Mall Property’s entertainment tenants benefit from a strong daytime office market, which includes 175,000 employees, and high concentration of college students. Dave & Buster’s (2010 sales of $330 psf and occupancy cost of 9.4%) and the Providence Place Cinema 16 (featuring 16 screens plus an IMAX theater grossing nearly $549,960 per screen annually) are major draws to the property.

The 15.88 acre site is held under a 99-year ground lease with the Rhode Island Economic Development Corporation (“EDC”) which expires in 2097. The ground lease has four 99-year extension options. The lease required a one-time up-front payment of $11.1 million which was used by EDC to purchase the land and air rights from Amtrak.  Thereafter, annual ground rent is $1,000. The EDC subleases 500 parking spaces for high occupancy vehicles in the parking garage for a term coterminous with the initial term of the ground lease. The State of Rhode Island and the City of Providence have options to purchase a 50% interest in the parking garage during the last year of the initial ground lease term.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Providence Place Providence, RI 02903	Collateral Asset Summary Providence Place Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$54,840,367 34.9% 2.69x 19.5%

Pursuant to an ordinance enacted by the City of Providence and the Tax Treaty Agreement for the Providence Place project, in lieu of real property taxes, the Providence Place Mall Property pays principal and interest under payment in lieu of taxes (“PILOT”) bonds issued for the construction of the parking garage and the development of the mall. The total amount of the bonds is $50,014,000 and the bonds carry a 7.75% interest rate. The bi-annual installments are payable for the period between July 2003 to June 2028. While the PILOT bonds are secured by a first priority lien on the Providence Place Mall Property (and therefore the lien of the Providence Place Mall Loan mortgage is not a first priority lien), such first priority lien is only enforceable to the extent of any unpaid installments of the PILOT payments. It is therefore essentially equivalent to a traditional real estate tax obligation. The current annual principal and interest payment for the PILOT bonds is $4.7 million. In addition, the borrower is obligated to make community reinvestment payments to the City of Providence in the aggregate amount of $8,800,000. Such obligation continues until 2029. In 2012, the annual community reinvestment payment will increase from $200,000 to $300,000.

The chart below details the Providence Place Mall Property’s tenancy by general type.

Providence Place Mall Tenant Type Summary
Tenant Type	Total Sq. Ft.	% of Owned Sq. Ft.	U/W Annual Base Rent PSF	% of Total U/W Base Rent	Weighted Average Remaining Lease Term (Yrs)	2010 Sales PSF	Occupancy Cost %
Anchor	197,000	20.1%	$1.02	0.8%	8.6	$207	1.0%
Theater	128,146	13.1%	$17.95	9.2%	14.5	$73	36.6%
In-Line (> 10,000 sq. ft.)	211,681	21.6%	$19.15	16.2%	4.0	$134	24.6%
In-Line (< 10,000 sq. ft.)	375,990	38.3%	$43.70	65.7%	5.0	$506	15.3%
Food Court	8,241	0.8%	$186.70	6.2%	6.4	$1,028	28.0%
Storage / Kiosk / Other	9,002	0.9%	$53.00	1.9%	6.2	NAP	NAP
Vacant	50,651	5.2%	NAP	NAP	NAP	NAP	NAP
Total / Wtd. Avg.(1)	980,711	100.0%	$26.88	100.0%
(1)	Excludes anchor (owned) space that is not part of the collateral.

The Market. The Providence Place Mall Property is located in what is referred to as the Capital District of the Central Business District of Providence, directly off I-95.  Major landmarks in the neighborhood include the state capitol building, Rhode Island Convention Center, and the Dunkin Donuts Center.  It is in close proximity to all major office buildings, colleges/universities, and hotels in Providence.  Providence’s geographic borders are North Providence and Pawtucket to the north; Cranston to the south; East Providence to the east; and Johnston to the west.

The Providence retail market experienced a slight improvement in market conditions in the fourth quarter 2010. The vacancy rate went from 5.9% in the previous quarter to 5.6% in the current quarter. Over the past four quarters, the market has seen an overall decrease in the vacancy rate, with the rate decreasing from 6.2% in the first quarter 2010, to 6.0% at the end of the second quarter 2010, 5.9% at the end of the third quarter 2010, to 5.6% in the current quarter. The amount of vacant sublease space in the Providence market has trended down over the past four quarters. At the end of the first quarter 2010, there were 314,983 square feet of vacant sublease space. Currently, there are 275,170 square feet vacant in the market.  Net absorption was positive 239,189 square feet, and vacant sublease space decreased by 64,417 square feet. Quoted rental rates increased from third quarter 2010 levels, ending at $14.44 per square foot per year. That compares to $14.26 per square foot in the third quarter 2010, and $15.32 per square foot at the end of the first quarter 2010. This represents a 1.3% increase in rental rates in the current quarter, and a 6.09% decrease from four quarters ago.

Population in the Providence region grew at only 0.2 percent per annum between 2000 and 2009, less than one fourth the annual growth of the U.S. Providence’s generally slow-moving economy, high cost of living, and poor business reputation have not been supportive of population growth in recent decades. Population growth in the Providence region, as well as in the nation as a whole, is expected to remain consistent through 2014 at a rate of 0.2 percent annually (for the region) and 1.0 percent annually (for the U.S.).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Providence Place Providence, RI 02903	Collateral Asset Summary Providence Place Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$54,840,367 34.9% 2.69x 19.5%

The chart below details the Providence Place Mall Property’s competitive set.

Property	Owner	Built / Renovated	Total GLA	Anchor Tenants	Occupancy %	Proximity (miles)
Providence Place Mall	GGP	1999 / 2009	1,297,402	JCPenney, Macy’s, Nordstrom	95%	Subject
Warwick Mall	Bliss Properties	1970 / 2010	880,027	JCPenney, Macy’s, Target	90%	10.0
Emerald Square	Simon Property Group	1989 / 1992	1,030,135	JCPenney, Macy’s, Sears	91%	12.0
Dartmouth Mall	PREIT	1971 / 2000	671,080	JCPenney, Macy’s, Sears	92%	30.0
Silver City Galleria	GGP	1992 / 1996	1,005,949	JCPenney, Macy’s, Sears	80%	24.0
Garden City Center	The Wilder Companies	1949 / 1990	473,967	Borders, Office Max, Whole Foods	77%	6.0

Providence Place Mall is an upscale regional mall serving the Greater Providence area. The Providence Place Mall Property competes with four enclosed regional malls; Warwick Mall, Emerald Square, Dartmouth Mall, and Silver City Galleria, all located within a 30-mile radius of the property, according to the appraiser. These properties are well tenanted by a variety of national retailers but are generally marketed to a more mid-price point consumer. As such they target a different consumer group but their presence does help to establish the extent of the Providence Place Mall Property’s trade area. There are two other enclosed malls in relative proximity to the Providence Place Mall Property, Swansea Mall and Rhode Island Mall. These centers have struggled to compete with the other malls in the area and are considered at best to be secondary competition to the property. Finally, the Providence Place Mall Property also competes with one lifestyle center located within 6 miles of the property. Garden City Center contains a strong mix of national retailers and restaurants and provides a shopping alternative to the property. However it lacks the draw of the Providence Place Mall Property’s anchor stores or the variety of tenants offered by the property.

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2008	12/31/2009	12/31/2010	T-12 4/30/2011	U/W	U/W PSF(1)
Base Rent(2)	$ 23,510,203	$22,684,090	$22,630,040	$22,831,138	$25,144,435	$25.64
Value of Vacant Space	0	0	0	0	1,796,900	1.83
Gross Potential Rent	$ 23,510,203	$22,684,090	$22,630,040	$22,831,138	$26,941,335	$27.47
Total Recoveries	18,476,264	17,461,387	17,210,582	17,096,120	18,084,256	18.44
Total Other Income	11,553,751	11,450,171	13,127,662	12,663,504	12,989,850	13.25
Less: Vacancy(3)	(160,055)	(271,493)	(237,088)	$0	(2,723,526)	(2.78)
Effective Gross Income	$53,380,163	$51,324,155	$52,731,196	$52,590,762	$55,291,915	$56.38
Total Operating Expenses	15,698,287	13,804,468	13,671,848	13,510,409	13,610,409	13.88
Total Fixed Expenses	4,297,492	3,603,717	3,662,836	3,826,156	3,690,997	3.76
Net Operating Income	$33,384,384	$33,915,970	$35,396,512	$35,254,197	$37,990,509	$38.74
Capital Expenditures	0	0	0	0	622,753	0.64
TI/LC	0	0	0	0	1,085,721	1.11
Net Cash Flow	$33,384,384	$33,915,970	$35,396,512	$35,254,197	$36,282,036	$37.00
(1)	U/W PSF calculations based on collateral sq. ft. of 980,711
(2)	U/W Base Rent includes $560,020 of rent steps.
(3)	U/W vacancy of 6.0% of gross income.

Anchor Tenants Historical Sales PSF(1)
Tenant	2008	2009	2010
Macy’s	NAP	$133	$180
JCPenney	NAP	$64	$69
Nordstrom	$216	$193	$207
Total / Wtd. Avg.	$216	$140	$165
(1)	Historical Sales PSF shown in the table above is based on historical operating statements provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Providence Place Providence, RI 02903	Collateral Asset Summary Providence Place Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$54,840,367 34.9% 2.69x 19.5%

Property Management. The Providence Place Mall Property is self-managed by Rouse Providence LLC, the borrower.

Lockbox / Cash Management. The Providence Place Mall Loan is structured with a hard lockbox and in place cash management. All excess cash, after required payments or deposits pursuant to the Providence Place Mall Loan documents, will be swept into a lender controlled account upon occurrence of (i) an event of default under the Providence Place Mall Loan, (ii) an event of default under either of the Providence Place Mall Mezzanine Loans, (iii) bankruptcy of the borrower, guarantor or property manager, or (iv) bankruptcy of the borrower under either of the Providence Place Mall Mezzanine Loans (each, a “Cash Sweep Event”). In the event of a Cash Sweep Event arising solely from an event of default under a Providence Place Mall Mezzanine Loan or the bankruptcy of a borrower under a Providence Place Mall Mezzanine Loan, the excess cash will be transferred to a lender under a Providence Place Mall Mezzanine Loan. If a Cash Sweep Event has not occurred, all excess cash shall be automatically transferred to the borrower’s remainder account.

Initial Reserves.  At closing, the borrower deposited $1,500,000 into the Parking Garage Repair Funds reserve.

Ongoing Reserves. Upon the occurrence and during the continuation of a Low DSCR Trigger Event or a Cash Sweep Event, all funds in the cash management account will be applied by the Mortgage Loan Lender to payments of debt service, capital expenditures, required reserves (including PILOT bond program payments, community reinvestment program payments and insurance premiums) and other items required under the Providence Place Mall Mortgage Loan documents. A Low DSCR Trigger Event occurs if the DSCR for the Aggregate Indebtedness based on the trailing 12 month period for the four quarters immediately preceding the date of determination is less than 1.20x.

JCPenney. J.C. Penny Properties, Inc. (“JCP”), an anchor tenant on the Providence Place Mall Mortgaged Property (its premises, the “JCP Premises”), has an operating covenant set to expire in August 2015. Upon JCP ceasing to operate at the JCP Premises, the Borrower is required to maintain reserve funds for tenant improvements and leasing commissions to be incurred by the Borrower solely in respect of the re-leasing of the JCP Premises (the “JCP Funds”). The amount of the JCP Funds will not exceed $2,500,000. The Borrower may deliver a letter of credit for not less than $2,500,000 or a guaranty in lieu of making cash deposits in accordance with the Providence Place Mall Mortgage Loan documents.

Pooled and Non-Pooled Trust Components.  The Providence Place Mall Loan will be divided into a “Pooled Senior Trust Component” having a cut-off date balance of $54,840,367, a “Non-Pooled Senior Trust Component” having a cut-off date balance of $140,100,000, a “Non-Pooled Senior Interest-Only Trust Component” having a cut-off date notional amount of $54,840,367 and a “Non-Pooled Junior Trust Component” having a cut-off date balance of $114,163,093.  The Pooled Senior Trust Component and Non-Pooled Senior Trust Component will be pari passu in right of payment of interest and principal, as applicable, received in respect of the Providence Place Mall Loan, and the Pooled Senior Trust Component and the Non-Pooled Senior Trust Component, collectively, will be senior to the Non-Pooled Junior Trust Component in right of payment of interest and principal, as applicable, received in respect of the Providence Place Mall Loan.

The trust components of the Providence Place Mall Loan are as set forth below:

Providence Place Mall Loan Trust Components	Original Principal Amount or Notional Amount	Cut-off Date Principal Amount or Notional Amount	Component Interest Rate
Pooled Senior Trust Component	$55,092,580	$54,840,367	4.8549%
Non-Pooled Senior Trust Component	$140,744,327	$140,100,000	5.2400%
Non-Pooled Senior Interest-Only Trust Component	$55,092,580	$54,840,367	0.3851%
Non-Pooled Junior Trust Component	$114,163,093	$114,163,093	5.2400%

Current Mezzanine or Subordinate Indebtedness. A $46.0 million senior mezzanine loan was funded on June 24, 2011 to Providence Place Holdings, LLC. The senior mezzanine loan has a 30-year amortization schedule, an interest rate of 7.0% and is coterminous with the Providence Place Mall Loan.

A $25.0 million junior mezzanine loan was funded on June 24, 2011 to Providence Place 2011 Mezz, LLC. The junior mezzanine loan has a 30-year amortization schedule, an interest rate of 8.25% and is coterminous with the Providence Place Mall Loan.

Future Mezzanine or Subordinate Indebtedness.  Certain direct or indirect owners of borrower are permitted to obtain subordinate mezzanine loans from qualified lenders on or after November 1, 2011, provided that, among other conditions, no event of default has occurred and is continuing, such future mezzanine loans are subordinate to the Providence Place Mall Loan and the Providence Place Mall Mezzanine Loans, the combined LTV ratio of such future mezzanine loans, the Providence Place Mall Loan and the Providence

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Providence Place Providence, RI 02903	Collateral Asset Summary Providence Place Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$54,840,367 34.9% 2.69x 19.5%

Place Mall Mezzanine Loans is no greater than 70% and the combined DSCR for such future mezzanine loans, the Providence Place Mall Loan and the Providence Place Mall Mezzanine Loans is not less than 1.25x.

Partial Release, Substitution, and Expansion.  The borrower may, at its option and sole cost and expense, obtain a release from the mortgage of one or more portions of the Providence Place Mall Property that are vacant, non-income producing and unimproved (or improved only by landscaping, utility facilities that are readily relocatable or surface parking areas) (each, an “Release Parcel”) or substitute one or more Release Parcels with other property located at the shopping center of which the applicable Release Parcel is a part (such other property, an “Acquired Parcel”), provided that, among other conditions set forth in the loan documents, the Acquired Parcel is reasonably equivalent in use, value and condition to the applicable Release Parcel. The borrower may also, at its option and sole cost and expense, acquire one or more expansion parcels provided that all of the conditions set forth in the loan documents are satisfied.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Providence Place Providence, RI 02903	Collateral Asset Summary Providence Place Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$54,840,367 34.9% 2.69x 19.5%

Based on rent roll dated 4/30/2011

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Providence Place Providence, RI 02903	Collateral Asset Summary Providence Place Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$54,840,367 34.9% 2.69x 19.5%

Based on rent roll dated 4/30/2011
* Macy’s and JCPenney are non-owned anchors and thus are not part of the collateral for the Providence Place Mall Mortgage Loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Providence Place Providence, RI 02903	Collateral Asset Summary Providence Place Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$54,840,367 34.9% 2.69x 19.5%

Based on rent roll dated 4/30/2011
* Macy’s and JCPenney are non-owned anchors and thus are not part of the collateral for the Providence Place Mall Mortgage Loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Providence Place Providence, RI 02903	Collateral Asset Summary Providence Place Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$54,840,367 34.9% 2.69x 19.5%

Providence Place Mall
One Providence Place
Providence, RI 02903
Pawtucket
Boston 47 miles
Memorial Hospital of Rhode Island
McCoy Stadium
Fairlawn Veterans Mem. Park
Seekonk River
Upper Canada Pond
Miriam Hospital
Mt. Hope
Butler Hospital
Brown Stadium
Rhode Island College
Triggs Memorial Park
Providence College
PROVIDENCE COUNTY
Mt. Pleasant
Roger Williams Medical Center
Providence VA Medical Center
Veterans Memorial Auditorium
RI State House
PROVIDENCE MBTA STATION
Smith Hill
College Hill
Rhode Island School of Design
Brown University
RI Convention Center
Dunkin' Donuts Ctr.
Downtown
Customhouse Historic District
Federal Hill
Johnson and Wales Univ.
Providence Performing Arts Ctr.
East Providence
Johnston
Providence
West End
Rhode Island Hospital
Providence R.
Providence Harbor
Lower South Providence
Metacomet Country Club
Squantum Woods State Park
Emma Pendleton Bradley Hospital
Mashapaug Pond
Cranston
Spectacle Pond
Randall Pond
Roger Williams Park
Roger Williams Pond
Johnson and Wales Univ. Harborside Campus
Naragansett Bay
T.F. Green Airport 5 miles
PROVIDENCE-BLOCK IS. FERRY
MBTA ATTLEBORO/STOUGHTON LINE
Worcester
Framingham
Boston
Cambridge
Somerville
Quincy
Brockton
Massachusetts Bay
Atlantic Ocean
MASSACHUSETTS
RHODE ISLAND
Woonsocket
Attleboro
Taunton
Fall River
New Bedford
Cranston
Warwick
Plymouth
Bridgewater

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2215 Summer Street Stamford, CT 06905	Collateral Asset Summary Ridgeway Shopping Center	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$49,598,568 38.7% 2.55x 18.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2215 Summer Street Stamford, CT 06905	Collateral Asset Summary Ridgeway Shopping Center	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$49,598,568 38.7% 2.55x 18.4%

Mortgage Loan Information			Property Information
Loan Seller(1):	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Anchored Retail
Credit Estimate (Moody’s):	Baa1		Collateral:	Fee Simple
Sponsor:	Urstadt Biddle Properties Inc.		Location:	Stamford, CT
Borrower:	UB Stamford, L.P.		Year Built / Renovated:	1970 / 1997
Original Balance(1):	$52,525,295		Total Sq. Ft.:	350,570
Cut-off Date Balance:	$49,598,568		Property Management:	Urstadt Biddle Properties Inc.
% by Initial UPB:	3.5%		Underwritten NOI:	$9,137,040
Interest Rate(1):	5.5200%		Underwritten NCF:	$8,725,923
Payment Date:	1st of each month		Appraised Value:	$128,000,000
First Payment Date(1):	November 1, 2007		Appraisal Date:	July 15, 2011
Maturity Date:	October 1, 2017
Amortization(1):	360 months		Historical NOI
Additional Debt(2):	Future Mezzanine Debt Permitted		Most Recent NOI:	$9,607,475 (T-12 October 31, 2010)
Call Protection:	YM1(117), O(3)		2nd Most Recent NOI:	$9,595,523 (T-12 October 31, 2009)
Lockbox / Cash Management:	None		3rd Most Recent NOI:	$9,074,012 (T-12 October 31, 2008)

Reserves			Historical Occupancy
	Initial	Monthly	Most Recent Occupancy:	97.7% (July 13, 2011)
None	NAP	NAP	2nd Most Recent Occupancy(3) :	100.0% (October 31, 2010)
			3rd Most Recent Occupancy(3) :	99.0% (October 31, 2009)
Financial Information			(1)	The loan was originated in December 1997 by an affiliate of J.P. Morgan
Cut-off Date Balance / Sq. Ft.:		$141	Investment Management, Inc., with an original principal balance of $59.0
Balloon Balance / Sq. Ft.:		$124	million. The loan was modified and extended in June 2007, and subsequently
Cut-off Date LTV:		38.7%	purchased by GACC in June 2011. The Original Balance, Interest Rate and
Balloon LTV:		33.9%	First Payment Date are as of the interest rate reset date, effective October 1,
Underwritten NOI DSCR:		2.55x	2007. As of the cut-off date, the remaining term to maturity is 6.2 years and
Underwritten NCF DSCR:		2.43x	the remaining amortization term is 26.2 years.
Underwritten NOI Debt Yield:		18.4%	(2)	See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
Underwritten NCF Debt Yield:		17.6%	(3) Based on fiscal year end.

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Annual Base Rent PSF	% of Total Annual U/W Base Rent	Lease Expiration
The Stop N Shop Supermarket(2)	BBB/Baa3/BBB	60,000	17.1%	$30.90	19.0%	8/31/2017
Bed Bath & Beyond	NR/NR/BBB+	47,000	13.4%	$31.01	15.0%	1/31/2018
L.A. Fitness International	NR/NR/NR	42,700	12.2%	$19.92	8.7%	5/31/2021
Marshalls of MA Inc.	NR/A3/A	33,810	9.6%	$29.00	10.1%	12/31/2017
Michaels Stores Inc.	NR/Caa1/B-	27,000	7.7%	$13.34	3.7%	2/28/2015
Subtotal / Wtd. Avg.		210,510	60.0%	$26.14	56.5%

Other	Various	132,041	37.7%	$32.09	43.5%	Various
Vacant	NAP	8,019	2.3%	NAP	NAP	NAP
Total / Wtd. Avg.		350,570	100.0%	$28.43	100.0%
(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease
(2)	The Stop N Shop Supermarket reported 2010 sales of $972 PSF with an occupancy cost of 4.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2215 Summer Street Stamford, CT 06905	Collateral Asset Summary Ridgeway Shopping Center	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$49,598,568 38.7% 2.55x 18.4%

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2011	1	1,400	0.4%	1,400	0.4%	$39.00	0.6%	0.6%
2012	7	35,855	10.2%	37,255	10.6%	$34.81	12.8%	13.4%
2013	9	30,146	8.6%	67,401	19.2%	$34.14	10.6%	23.9%
2014	3	7,258	2.1%	74,659	21.3%	$33.41	2.5%	26.4%
2015	4	38,975	11.1%	113,634	32.4%	$21.41	8.6%	35.0%
2016	0	0	0.0%	113,634	32.4%	$0.00	0.0%	35.0%
2017	3	96,603	27.6%	210,237	60.0%	$31.19	30.9%	65.9%
2018	3	64,482	18.4%	274,719	78.4%	$29.72	19.7%	85.6%
2019	1	2,950	0.8%	277,669	79.2%	$30.90	0.9%	86.6%
2020	1	2,350	0.7%	280,019	79.9%	$43.50	1.0%	87.6%
2021	1	42,700	12.2%	322,719	92.1%	$19.92	8.7%	96.3%
Thereafter	1	19,832	5.7%	342,551	97.7%	$18.00	3.7%	100.0%
Vacant	NAP	8,019	2.3%	350,570	100.0%	NAP	NAP
Total / Wtd. Avg.	34	350,570	100.0%			$28.43	100.0%

The Loan.    The Ridgeway Shopping Center loan (the “Ridgeway Shopping Center Loan”) is a $49.6 million fixed rate loan secured by the borrower’s fee simple interest in the 350,570 sq. ft. anchored retail located at 2215 Summer Street in Stamford, Connecticut (the “Ridgeway Shopping Center Property”). The Ridgeway Shopping Center Loan accrues interest at a fixed rate equal to 5.5200%. The Ridgeway Shopping Center Loan was originated by an affiliate of J.P. Morgan Investment Management, Inc. in 1997, assumed by a new borrower in 2002, modified and extended in 2007, and subsequently acquired by GACC in June 2011. As of the cut-off date, the remaining term to maturity is 6.2 years and a remaining amortization term of 26.2 years. In connection with the purchase, GACC obtained an appraisal, new engineering and environmental reports and updated title searches.  For information, see "Risk Factors—Risks Related to the Mortgage Assets The JPMIM Mortgage Assets Were Not Specifically Originated for Securitization” and “—Seasoned Mortgaged Assets Present Additional Risks of Repayment” in the prospectus supplement. In 2002, the sponsor purchased a majority of the interest in the entity that owns the property for $89.3 million, and the remaining limited partner interest in such entity in 2011 for $7.4 million.  Based on the appraised value of $128.0 million as of July 15, 2011, the cut-off date LTV is 38.7% and the remaining implied equity is $78.4 million. The most recent prior financing of the Ridgeway Shopping Center Property was not included in a securitization.

The Borrower / Sponsor.    The borrower, UB Stamford, L.P., is a single asset Delaware limited partnership.  The sponsor of the borrower and the nonrecourse carve-out guarantor is Urstadt Biddle Properties Inc. (“UBP”).

UBP is a small cap, self-administered equity REIT founded in 1969 and based in Greenwich, CT. UBP’s primary investments are grocery-anchored shopping centers in the New York Metropolitan area and northeastern part of the United States. The company owns over 50 properties comprising over 4.6 million square feet of gross leasable area.

The Property.  The Ridgeway Shopping Center Property is a three-building, 350,570 square foot open-air retail lifestyle center located in the south-central section of Stamford, Connecticut, just north of the CBD. The Ridgeway Shopping Center Property was constructed in 1970 and renovated in 1997 and is the largest non-mall shopping center in Stamford.  There are approximately 2,567 surface and garage parking spaces, yielding a parking ratio of 7.32 per 1,000 square feet.  The Ridgeway Shopping Center Property has operated at an occupancy rate above 98% since 2008. Based on tenants reporting sales, overall sales PSF at the Ridgeway Shopping Center Property were $597, $609 and $610 in 2008, 2009 and 2010, respectively, with a 2010 overall occupancy cost of 6.2%.

Major Tenants.
Stop N Shop Supermarket (60,000 sq. ft., 17.1% of NRA, 18.5% of Annual U/W Base Rent) The Stop & Shop Supermarket Company, a subsidiary of Royal Ahold NV, operates as a food retailer with approximately 375 stores throughout New England, New York, and New Jersey. The company’s stores offer a range of produce, general merchandise, and health and beauty care products. The Stop & Shop Supermarket Company was founded in 1914 and is based in Quincy, Massachusetts. Stop & Shop Supermarket Company has been at the Ridgeway Shopping Center Property since 1997, and has 11, five-year automatic renewal options through August 2072. Stop & Shop reported 2010 sales of $972 PSF with an occupancy cost of 4.1%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2215 Summer Street Stamford, CT 06905	Collateral Asset Summary Ridgeway Shopping Center	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$49,598,568 38.7% 2.55x 18.4%

Bed, Bath & Beyond (47,000 sq. ft., 13.4% of NRA, 14.5% of Annual U/W Base Rent) Bed Bath & Beyond Inc., together with its subsidiaries, operates a chain of over 1,000 retail stores in 48 states that sell a wide assortment of housewares, furnishings, health and beauty products, and other related items. The company was founded in 1971 and is headquartered in Union, New Jersey. The tenant has been at Ridgeway Shopping Center Property since 1997, and has 4, five-year renewal options through January 2038. The tenant is not required to report sales.

L.A. Fitness International (42,700 sq. ft., 12.2% of NRA, 8.5% of Annual U/W Base Rent) L.A. Fitness International, LLC is a privately-owned fitness center chain that offers a wide variety of exercise and personal training options. Founded in 1984, L.A. Fitness International has over 340 gyms located throughout the United States and is based in Irvine, California. L.A. Fitness has been a tenant at the Ridgeway Shopping Center Property since 2006, and has 3, five-year renewal options through May 2036. The tenant is not required to report sales.

The Market.   The Ridgeway Shopping Center Property is located in the southwestern part of Connecticut within the Stamford CBSA. According to Claritas, Inc. the Stamford CBSA ended 2010 with an aggregate retail sales level of $18.32 billion, with average retail sales per household of $55,802. By comparison, Connecticut had average sales per household of $40,344, while the U.S. was $37,205. The average household income within a 1-, 3-, and 5-mile radius was $96,864, $114,043 and $138,260, respectively, in 2010.

The Ridgeway Shopping Center Property is located within the Fairfield County Retail Market, which contains 8.6 million square feet of retail space. Reis, Inc. classifies the Ridgeway Shopping Center Property in the Lower Fairfield County, which is the largest submarket comprising 38.9% of the area's total inventory, or approximately 3.3 million square feet. As of Q1 2011, the overall vacancy rate for the region was 4.3% with asking rental rates at $27.97 PSF. The Lower Fairfield County submarket had the highest overall vacancy rate of 6.2%, as well as the highest average asking rent at $34.30 PSF. No new construction was completed in the first quarter of 2011.

The appraiser analyzed rent comparables for various tenant categories, and concluded the following market rents:

Summary of Market Rental Rates(1)
Tenant Type	Number of Tenants	Size (Sq. Ft.)	Current In Place Rent	Appraiser Market Rent
Supermarket	1	60,000	$30.90	$32.00
Anchor	1	47,000	$31.01	$25.00
Jr Anchor	2	35,131	$31.62	$25.00
Jr Anchor (Upper)	3	80,642	$21.05	$15.00
Inline Summer < 1,000	3	2,205	$47.74	$50.00
Inline Sixth St < 1,000	6	3,446	$35.06	$35.00
Inline Rear	2	10,584	$32.51	$30.00
Inline Upper	2	5,182	$26.33	$22.00
Inline 1,000 - 5,000	9	27,421	$41.41	$43.00
Inline 5,000 - 10,000	4	28,240	$32.82	$35.00
Fitness Center	1	42,700	$19.92	$20.00
Total(2):	34	342,551	$28.43	$26.27
(1) Source: Appraisal, Borrower Rent Roll (2) Total does not include the 8,019 vacant sq. ft.

The below chart shows a summary of comparable sales, as determined by the appraiser:

Summary of Sales Comparables

Address	Location	Sale Date	Year Built / Renovated	NRA (Sq. Ft.)	Sale Price / Value	Adj Price PSF	Cap Rate	Occ. %
Ridgeway Shopping Center Property	Stamford, CT	NAP	1970 / 1997	350,570	$128,000,000	$365.12	7.00%	98%
Festival at Riva	Annapolis, MD	Jan 2011	1986 / 1991	304,251	$102,500,000	$336.89	5.93%	95%
Milford Marketplace	Milford, CT	Jan 2011	2007	112,247	$24,720,900	$220.24	7.06%	91%
Alameda Towne Center	Alameda, CA	Jan 2011	1958 / 2010	596,278	$181,000,000	$303.55	6.75%	91%
Gateway Overlook	Elkridge, MD	Dec 2010	2007	222,813	$88,400,000	$396.75	7.28%	99%
San Jose MarketCenter	San Jose, CA	Jun 2010	2006	213,485	$85,000,000	$398.15	8.37%	96%
Source: Appraisal

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2215 Summer Street Stamford, CT 06905	Collateral Asset Summary Ridgeway Shopping Center	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$49,598,568 38.7% 2.55x 18.4%

Cash Flow Analysis.

Cash Flow Analysis
	T-12 10/31/2008	T-12 10/31/2009	T-12 10/31/2010	U/W	U/W PSF
Base Rent	$9,596,094	$9,736,289	$9,846,343	$9,739,221	$27.78
Value of Vacant Space	0	0	0	$296,641	0.85
Gross Potential Rent	$9,596,094	$9,736,289	$9,846,343	$10,035,861	28.63
Total Recoveries	2,420,700	3,072,007	3,008,896	3,092,217	8.82
Total Other Income	8,590	5,844	1,319	1,319	0.00
Less: Vacancy(1)	0	0	0	(393,882)	(1.12)
Effective Gross Income	$12,025,385	$12,814,139	$12,856,558	$12,735,516	$36.33
Total Operating Expenses	2,951,373	3,218,616	3,249,083	3,598,476	10.26
Net Operating Income	$9,074,012	$9,595,523	9,607,475	$ 9,137,040	$26.06
TI/LC	0	0	0	323,475	0.92
Capital Expenditures	0	0	0	87,643	0.25
Net Cash Flow	$9,074,012	$9,595,523	$9,607,475	$8,725,923	$24.89
(1)	Underwritten vacancy of 3% of gross income.

Property Management.    The Ridgeway Shopping Center Property is managed by the sponsor, Urstadt Biddle Properties Inc.

Lockbox / Cash Management.    None.

Initial Reserves.    At origination in 1997, the borrower deposited funds into two reserve accounts for tenant improvements and build outs in the amounts of $450,000 and $1,000,000. Both reserve accounts have subsequently been disbursed and balances are now zero. No reserves were required per the 2007 modification.

Ongoing Reserves.    None.

Current Mezzanine or Subordinate Indebtedness.     None.

Future Mezzanine or Subordinate Indebtedness Permitted.    The borrower has the right to obtain mezzanine financing, provided that, among other things, (i) the combined LTV does not exceed 70%, (ii) the combined DSCR exceeds 1.35x, (iii) a customary intercreditor agreement is entered into, and (iv) the new loan is coterminous with the Ridgeway Shopping Center Loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2215 Summer Street Stamford, CT 06905	Collateral Asset Summary Ridgeway Shopping Center	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$49,598,568 38.7% 2.55x 18.4%

Ridgeway Shopping Center
2215 Summer Street
Stamford, CT 06905
Stamford
Downtown Stamford
FAIRFIELD COUNTY
Mianus River State Park
Greenwich
Riverside
Darien
Lord & Taylor
Stamford Hospital
Stamford Town Center
Stamford Ctr for the Arts
STAMFORD METRO NORTH/ AMTRAK
Merritt Parkway
High Ridge Rd
Long Ridge Rd
Newfield Ave
Strawberry Hill Ave
Washington Blvd
Broad St
W. Main St
Cove Rd
Post Rd
Middlesex Rd
New Haven 38 miles
New York 34 miles
Long Island Sound
Stamford Harbor
Westcott Cove
Cove Harbor
Cove Island
Cos Cob Harbor
Greenwich Cove
Shippan Point
New York City
NEW JERSEY
NEW YORK
CONNECTICUT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

111 East 59th Street New York, NY 10022	Collateral Asset Summary Lighthouse Building	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$45,000,000 48.9% 1.44x 10.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

111 East 59th Street New York, NY 10022	Collateral Asset Summary Lighthouse Building	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$45,000,000 48.9% 1.44x 10.2%

Mortgage Loan Information			Property Information
Loan Seller:	LCF		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	CBD Office
Sponsor:	Lighthouse International		Collateral:	Fee Simple
Borrower:	Lighthouse International Real Estate		Location:	New York, NY
	Holdings LLC		Year Built / Renovated:	1962 / 1994
Original Balance:	$45,000,000		Total Sq. Ft.:	194,220
Cut-off Date Balance:	$45,000,000		Property Management:	Lighthouse International
% by Initial UPB:	3.2%		Underwritten NOI:	$4,591,694
Interest Rate:	5.8700%		Underwritten NCF:	$4,355,090
Payment Date:	6th of each month		Appraised Value:	$92,000,000
First Payment Date:	August 6, 2011		Appraisal Date:	March 15, 2011
Maturity Date:	July 6, 2021
Amortization:	Interest-only for first 60 months; 360		Historical NOI(5)
	months thereafter		Most Recent NOI:	($290,514) (December 31, 2010)
Additional Debt:	None		2nd Most Recent NOI:	($420,583) (December 31, 2009)
Call Protection:	L(25), D(91), O(4)		3rd Most Recent NOI:	($760,027) (December 31, 2008)
Lockbox / Cash Management:	Hard / In Place
			Historical Occupancy
Reserves(1)			Most Recent Occupancy:	100.0% (June 24, 2011)
	Initial	Monthly	2nd Most Recent Occupancy:	100.0% (December 31, 2010)
Taxes(2):	$0	$0	3rd Most Recent Occupancy:	93.7% (December 31, 2009)
Insurance:	$182,560	$20,284	(1)	See “Initial Reserves” and “Ongoing Reserves” herein
Replacement:	$0	$4,046	(2)	Given the borrower’s 501(c)(3) not-for-profit nature, ongoing tax reserves are
TI/LC(3):	$0	$14,862	not required. To the extent real estate taxes become payable in the future,
			ongoing monthly reserves for taxes will be escrowed.
DOB Escrow:	$34,000	$0	(3)	Ongoing TI/LC reserve will be capped at $500,000.
			(4)	Based on amortizing debt service payments. Based on the current interest-only
Financial Information			payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.71x
Cut-off Date Balance / Sq. Ft.:		$232	and 1.63x, respectively.
Balloon Balance / Sq. Ft.:		$216	(5)	Historical NOI does not include any rental income for Lighthouse International,
Cut-Off Date LTV:		48.9%	which has owned and occupied all, or a majority of the Lighthouse Building
Balloon LTV:		45.7%	Property, since development. Concurrently with closing of the loan, Lighthouse
Underwritten NOI DSCR(4):		1.44x	International entered into a 15-year lease with its borrower affiliate, with an
Underwritten NCF DSCR(4) :		1.36x	initial base rent of $5,903,484 per annum. Adding back the current base rent
Underwritten NOI Debt Yield:		10.2%	for Lighthouse International to the historical operating statements, the Historical
Underwritten NCF Debt Yield:		9.7%	NOI would have been $5,143,457, $5,482,901 and $5,612,970 for 2008, 2009
			and 2010, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

111 East 59th Street New York, NY 10022	Collateral Asset Summary Lighthouse Building	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$45,000,000 48.9% 1.44x 10.2%

Tenant Summary
Tenant(1)	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Annual Base Rent PSF	% of Total Annual U/W Base Rent	Lease Expiration
Lighthouse International(2)	NR/NR/NR	144,567	74.4%	$40.84	72.8%	6/30/2026
Cardiovascular Research Foundation(3)	NR/NR/NR	36,456	18.8%	$40.00	18.1%	2/28/2017
Goodwill Industries(4)	NR/NR/NR	12,152	6.3%	$36.04	5.4%	8/01/2015
Smooth Medical(4)	NR/NR/NR	1,045	0.5%	$293.92	3.8%	2/28/2017
Subtotal / Wtd. Avg.:		194,220	100.0%	$41.74	100.0%

Other	NAP	0	0.0%	$0.00	0.0%	NAP
Vacant	NAP	0	0.0%	NAP	NAP	NAP
Total / Wtd. Avg.:		194,220	100.0%	$41.74	100.0%
(1)	Lighthouse International, Cardiovascular Research Foundation and Goodwill Industries of New York are registered 501(c)(3) not-for-profit organizations.
(2)
Per the Lighthouse International lease, Lighthouse International has agreed to master lease any space that becomes vacant for more than 90 days at rate and terms consistent with its existing lease until such time as an acceptable replacement tenant is in occupancy and paying rent.

(3)
Cardiovascular Research Foundation (“CRF”) has leased space at the Lighthouse Building Property since 2006.  CRF’s current lease expires October 2011 and the tenant is currently in the process of negotiating a new lease for a 68 month term through February 2017 at an initial annual base rent of $40.00 PSF plus $3.25 PSF electric reimbursements.  CRF’s current lease expiring in October provides for an annual base rent of $1,364,080 plus electric reimbursement of $111,173.  In the event that the tenant vacates at the end of the current term, and the space remains vacant for 90 days, Lighthouse International is obligated to master lease the space at an initial annual base rent of $40.00 PSF plus $3.25 PSF electric reimbursements through June 2026 (consistent with the current Lighthouse International lease) or until such time as an acceptable replacement tenant is in occupancy and paying rent, if earlier.  The underwritten rent is based upon the negotiated lease extension, which is consistent with the terms which Lighthouse International would be obligated to master lease the space in the event the tenant vacated.

(4)
Underwritten base rent for Goodwill Industries includes a rent step of $24,790 occurring September 1, 2011 and the underwritten base rent for Smooth Medical includes a rent step of $11,813 occurring March 1, 2012.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft. (1)	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2011	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2012	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	1	12,152	6.3%	12,152	6.3%	$36.04	5.4%	5.4%
2016	0	0	0.0%	12,152	6.3%	$0.00	0.0%	5.4%
2017	2	37,501	19.3%	49,653	25.6%	$47.08	21.8%	27.2%
2018	0	0	0.0%	49,653	25.6%	$0.00	0.0%	27.2%
2019	0	0	0.0%	49,653	25.6%	$0.00	0.0%	27.2%
2020	0	0	0.0%	49,653	25.6%	$0.00	0.0%	27.2%
2021	0	0	0.0%	49,653	25.6%	$0.00	0.0%	27.2%
Thereafter	1	144,567	74.4%	194,220	100.0%	$40.84	72.8%	100.0%
Vacant	NAP	0	0.0%	194,220	100.0%	NAP	NAP
Total / Wtd. Avg.	4	194,220	100.0%			$41.74	100.0%
(1)	Includes rent steps.

The Loan.    The Lighthouse Building loan (the “Lighthouse Building Loan”) is a $45.0 million fixed rate loan secured by the borrower’s fee simple interest in the 194,220 square foot Class A office building located at 111 East 59th Street in New York, New York (the “Lighthouse Building Property”). The $45.0 million first mortgage has a 10-year term, amortizes on a 30-year schedule after an initial five-year interest-only period, and accrues interest at a fixed rate equal to 5.8700%. Loan proceeds were used to retire existing debt, with a cash out of $3.3 million. Based on the appraised value of $92.0 million as of March 15, 2011, the cut-off date LTV is 48.9% and the remaining implied equity is $47.0 million.  The most recent prior financing of the Lighthouse Building Property was not included in a securitization.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

111 East 59th Street New York, NY 10022	Collateral Asset Summary Lighthouse Building	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$45,000,000 48.9% 1.44x 10.2%

The Borrower / Sponsor.    The borrower, Lighthouse International Real Estate Holdings LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The borrower is a wholly owned subsidiary of Lighthouse International, a New York nonprofit corporation, which is the sponsor, nonrecourse carve-out guarantor and largest tenant.  Given that Lighthouse International and other tenants at the property qualify for tax exempt status under section 501(c)(3) of the Internal Revenue Code, the borrower is not required to pay real estate taxes. Additionally, in accordance with Lighthouse International’s lease, Lighthouse International has agreed to lease any space that becomes vacant for more than 90 days at rate and terms consistent with its existing lease (initial annual base rent of $40.00 PSF plus $3.25 PSF electric reimbursements through June 2026) until such time as an acceptable replacement tenant is in occupancy and paying rent.

Lighthouse International has been active in the fight against vision loss through prevention, treatment and empowerment for over a century.  Founded in 1905, Lighthouse has been instrumental in helping those with impaired vision establish themselves in society.  Notably, Lighthouse was instrumental in persuading the NYC Board of Education to admit children with impaired vision to public schools for the first time in 1909. Lighthouse organizes and facilitates an extensive offering of services for the blind with more than 1,500 volunteers and 200 employees. As of December 31, 2010, Lighthouse International reported total assets of $98,370,290 and a net worth of $38,720,355.

The Property. The Lighthouse Building Property is located at 111 East 59th Street, New York, New York, between Lexington Avenue and Park Avenue along the north side of East 59th Street.  The Lighthouse Building Property spans the full block between East 59th Street and the south side of East 60th Street, with a rear entrance along East 60th Street and 60 feet of frontage along both East 59th Street and East 60th Street.  The Lighthouse Building Property consists of an irregular-shaped parcel of land totaling 0.28 acres and is improved with one 15-story building totaling 194,220 net rentable square feet.  The building was constructed in 1962 and rebuilt/expanded in 1994.

The ground floor space consists of two retail spaces (Smooth Medical along East 59th Street and the Lighthouse Store along East 60th Street).  The remainder of the ground floor consists of office lobby space and a pharmacy/eye care dispensary for Lighthouse International medical patients.  Floors 2 through 9 and 14 through 15 are leased and occupied by Lighthouse International for various functions including educational, medical and administrative uses. The 10th floor is occupied by Goodwill Industries, which utilizes the space both for executive offices of Goodwill Industries as well as its GoodTemps program, a job assistance program run by Goodwill.  The 11th through 13th floors are occupied by Cardiovascular Research Foundation.

The basement of the Lighthouse Building Property is developed with a full theater/auditorium with approximately 256 seats.  The theater, which is the largest of its kind in Manhattan, is utilized both by Lighthouse International for corporate events, as well as by third party users.  The Academy of Motion Picture Arts and Sciences has a license agreement expiring October 2019 to utilize the space for no less than 40 events per year.  The license agreement is structured with a current fee of $1,350 per use, plus $5,304.50 per month (increasing 3% per annum).

Major Tenants.
Lighthouse International (144,567 sq. ft., 74.4% of NRA, 72.8% of underwritten base rent). The Lighthouse Building Property serves as the headquarters for Lighthouse International, a not-for-profit organization that provides extensive services for the blind. Per the 2010 operating statement, Lighthouse International’s sources of revenue are comprised of: contributions, legacies and special events (63%), government grants (20%), other income (12%) and direct client services income (5%).

Cardiovascular Research Foundation (36,456 sq. ft., 18.8% of NRA, 18.1% of underwritten base rent). Cardiovascular Research Foundation (“CRF”) has leased space at the Lighthouse Building Property since 2006 and is in the process of finalizing a 68-month extension through February 2017. Founded in 1990, CRF is an independent, academically focused organization dedicated to improving the survival and quality of life for people with cardiovascular disease. Through research and education the organization has played a major role in realizing improvements in the lives of patients by establishing the safe use of new technologies and therapies in the subspecialty of interventional cardiology and endovascular medicine. In 2000, CRF launched TCTMD.com, a leading resource for interventional cardiovascular news and education. Today TCTMD.com has over 70,000 members. Additionally, CRF conducts more than 50 educational meetings each year. Of note, CRF’s Transcatheter Cardiovascular Therapeutics is one of the largest privately run medical meeting in the world, attracting a large number of physicians, health care professionals and government regulators. CRF is a registered not-for-profit organization.

Goodwill Industries (12,152 sq. ft., 6.3% of NRA, 5.4% of underwritten base rent). Goodwill Industries (“Goodwill”) currently occupies 12,152 sq. ft. (10th floor) at the Lighthouse Building Property under a lease expiring in August 2015. Founded in 1902, Goodwill serves people with mental and physical disabilities, the unemployed, new immigrants, ex-offenders, mature workers and underserved youth. Goodwill’s diverse programs span New York City, Northern New Jersey, Long Island and upstate New York and serve more than 136,000 people annually. There are currently 165 Goodwill organizations in the U.S. and Canada with 14 Goodwill affiliated

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

111 East 59th Street New York, NY 10022	Collateral Asset Summary Lighthouse Building	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$45,000,000 48.9% 1.44x 10.2%

organizations in other countries around the world. Goodwill utilizes the premises for its Manhattan office and for GoodTemps, the temporary staffing division of Goodwill. GoodTemps places a wide variety of employees with disabilities or other barriers to employment in both the public and private sector jobs. Goodwill is a registered not-for-profit organization.

The Market. The Lighthouse Building Property is located in Manhattan’s Midtown office market.  The Midtown office market, continues to display progress after a solid 2010.  Market indicators expect continued positive momentum throughout 2011, largely as a result of a rebound in the private sector.  Midtown Manhattan is one of the largest and most affluent office markets in the country, containing 241.5 million square feet within its 11 major submarkets. The Lighthouse Building Property is located in the Park Avenue Office submarket of the Plaza Office District.

The Plaza Office District has evidenced the highest rents in Midtown due to the demand generated by its premier location and quality space.  According to the appraisal, the 1st quarter 2011 asking rental rate for Midtown Manhattan was $62.63 PSF, $69.98 PSF for Class A office space, with a direct vacancy rate of 8.7% for all space.  The average direct Class A office asking rental rate in certain Plaza Office District statistical areas averaged $79.97 PSF in Q1 2011, and the direct vacancy rate for Class A office space in certain Plaza Office District statistical areas was 8.0% in Q1 2011.  The average direct Class A asking rental rate in the Park Avenue Office submarket was $74.82 PSF in Q1 2011, with a direct vacancy rate of 6.7%.

The appraiser also identified fifteen competitive buildings.  The overall occupancy rate in these buildings was 95.1% for direct space and 94.8% including sublease space.  The minimum asking rent was $45.00 PSF and the maximum asking rent was $68.00 PSF.  The appraiser further identified five directly competitive buildings.  The average asking rents for the buildings directly competitive with the subject were $50.00 PSF to $62.00 PSF. The average overall occupancy rate for the directly competitive buildings was 89.06%, compared to 95.1% for all of the buildings competitive with the Lighthouse Building Property.

The appeal of the Plaza Office District is reflected by the presence of numerous top firms in a diverse array of businesses, including domestic and international banking, legal services, manufacturing, securities/holdings, printing and publishing, advertising and communications.  There are approximately 17 Fortune 500 companies with headquarters in the Plaza Office District.  The nearest subway stop is the East 59th Street and Lexington Avenue station, where the 4, 5, 6 and N, Q, R trains are accessible providing access along both the east and west sides of Manhattan and into Queens.  The Lighthouse Building Property is also accessible by Lexington Avenue and 59th Street bus routes.

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2008	12/31/2009	12/31/2010	U/W	U/W PSF
Gross Potential Rent(1)	$1,690,238	$1,696,101	$1,941,362	$8,106,825	$41.74
Total Recoveries(2)	0	0	0	2,393,750	$12.32
Total Other Income	323	3	11,624	0	$0.00
Less: Vacancy & Credit Loss(3)	0	0	0	(1,050,058)	($5.41)
Effective Gross Income	$1,690,561	$1,696,104	$1,952,986	$9,450,518	$48.66
Total Operating Expenses(4)	2,450,588	2,116,687	2,243,500	4,858,824	$25.02
Net Operating Income	($760,027)	($420,583)	($290,514)	$4,591,694	$23.64
TI/LC	0	0	0	178,338	$0.92
Capital Expenditures	0	0	0	58,266	$0.30
Net Cash Flow	($760,027)	($420,583)	($290,514)	$4,355,090	$22.42
(1)	Historical GPR exclude Lighthouse International payments and only account for third party leases. Underwritten GPR includes all premises leased by Lighthouse International.
(2)
Historical recoveries exclude Lighthouse International payments and only account for third party recoveries. Underwritten recoveries include Lighthouse International recoveries of $3.25 PSF for electric and Lighthouse International’s pro-rata share of taxes if they were to be due and payable.

(3)	Underwritten vacancy of 10.0%.
(4)
Historical operating expenses include payroll expenses attributable to Lighthouse International personnel which were adjusted downward by 65% in the underwriting to account for estimated payroll for building services only.  Underwriting assumes full real estate taxes, based on the current assessed value and tax rates.  Given that the Borrower is an affiliate of a 501(c)(3) not-for-profit, the Lighthouse Building Property is exempt from real estate taxes, however, in order to maintain this exemption, the borrower may only lease the property to other 501(c)(3) companies.  Excluding real estate taxes and corresponding recoveries the underwritten net cash flow is approximately $5,050,000.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

111 East 59th Street New York, NY 10022	Collateral Asset Summary Lighthouse Building	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$45,000,000 48.9% 1.44x 10.2%

Property Management.    The Lighthouse Building Property is managed by Lighthouse International, the loan sponsor and the sole member and manager of the borrower.

Lockbox / Cash Management.    The Lighthouse Building Loan is structured with a hard lockbox and in place cash management. Upon the occurrence of a sweep event, all excess cash will be swept into a lender controlled account. A “sweep event” is defined as any of the following:(i) the continuance of an event of default under the loan, the property management agreement or the Lighthouse International Lease, (ii) if the debt service coverage ratio is less than 1.20x, (iii) the ratio of Lighthouse International’s unrestricted marketable securities drops below 50% of the loan amount, or (iv) Lighthouse International goes dark or vacates 25% or more of its existing space at the Lighthouse Building Property and fails to procure an acceptable replacement tenant for at least 75% of the vacated existing space.

Initial Reserves.    At closing, the borrower deposited (i) $182,560 into an insurance reserve account and (ii) $34,000 into the building code violation reserve (DOB Escrow).  Borrower is required to use commercially reasonable efforts to promptly cause, to lender's satisfaction, (a) all work required to be completed at the Lighthouse Building Property, in satisfaction of open building violations at the Lighthouse Building Property and (b) each of the building violations to be satisfied and discharged of record in full. The lender is required to release the $34,000 reserve to the borrower upon its receipt of an architect’s or engineer’s certificate reasonably satisfactory to lender that all work required to be completed at the Lighthouse Building Property in satisfaction of the violations has been completed.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) $20,284 into a monthly insurance reserve account, (ii) $4,046 into a capital expenditure reserve account and (iii) $14,862 into a TI/LC reserve account, which shall be capped at $500,000.  Given the borrower’s 501(c)(3) tax exempt status, ongoing tax reserves are not required.  To the extent real estate taxes become payable in the future, the loan documents require the borrower to escrow monthly reserves for taxes.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.     None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

111 East 59th Street New York, NY 10022	Collateral Asset Summary Lighthouse Building	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$45,000,000 48.9% 1.44x 10.2%

Lighthouse International
111 East 59th Street
New York, NY 10022
CENTRAL PARK
Midtown
Theatre District
West Side
East Side
Garment District
Chelsea
East River
FDR Drive
Queens-Midtown Tunnel
495
Strawberry Fields
Sheep Meadow
The Dairy
Wollman Rink
Central Park Zoo
Central Park South
Frick Collection
Temple Emanu-El
Sotheby's
Hospital for Special Surgery
Sloan-Kettering Cancer Center
New York Weill Cornell Medical Center
Rockefeller University Hospital
Mt. Vernon Hotel Museum and Garden
Juilliard School
Metropolitan Opera House
Avery Fisher Hall
David H. Koch Theater
Time Warner Center
Columbus Circle
Museum of Arts & Design
St. Lukes Roosevelt Hospital Ctr.
Carnegie Hall
Plaza Hotel
Grand Army Plaza
Fuller Building
Trump Tower
Citigroup Center
Museum of Modern Art
St. Patrick's Cathedral
Radio City Music Hall
Rockefeller Center
GE Building
Rockefeller Plaza
One Worldwide Plaza
Gershwin Theatre
Paramount Plaza
Japan Society
Imperial Theatre
Lyceum Theatre
Times Square
Shubert Theatre
Viacom Intl
Majestic Theater
Paramount Communications
Conde Nast Bldg. (4 Times Sq.)
Bank of America Tower
MetLife Building
Grand Central Terminal (Metro North)
Chrysler Building
United Nations Headquarters
Daily News
Port Authority Bus Terminal
New York Times Building
Bryant Park
New York Public Library
Metropolitan Opera
Republic Bank Tower
Lefcourt Manhattan Bldg.
Fashion Center Bldg.
Lefcourt State Bldg.
Garment Center Capitol
Fashion Atrium
The Morgan Library & Museum
Nelson Tower
Macy's
Herald Square
Empire State Building
Manhattan Center
One Penn Plaza
Manhattan Mall
General Post Office
Madison Square Garden
Pennsylvania Station (LI Railroad, Amtrak, NJ Transit)
Chelsea Park
Madison Square Park
North Bergen
West New York
Secaucus
Weehawken
Union City
Hoboken
Jersey City
Manhattan
New York City
Queens
Brooklyn
Hudson River

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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13516 Skywatch Lane Louisville, KY 40245 Elmsford, NY 10523	Collateral Asset Summary Paddock at Eastpoint	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$39,500,000 69.8% 1.39x 9.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

13516 Skywatch Lane Louisville, KY 40245 Elmsford, NY 10523	Collateral Asset Summary Paddock at Eastpoint	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$39,500,000 69.8% 1.39x 9.4%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Garden Style Multifamily
Sponsor:	J. Scott Hagan		Collateral:	Fee Simple
Borrower:	TPE LLC		Location:	Louisville, KY
Original Balance:	$39,500,000		Year Built / Renovated:	2005-2006, 2007-2008 / NAP
Cut-off Date Balance:	$39,500,000		Total Units:	500
% by Initial UPB:	2.8%		Property Management:	Hagan Properties, Inc.
Interest Rate:	5.2935%		Underwritten NOI:	$3,718,688
Payment Date:	6th of each month		Underwritten NCF:	$3,568,688
First Payment Date:	July 6, 2011		Appraised Value:	$56,600,000
Maturity Date:	June 6, 2021		Appraisal Date:	May 18, 2011
Amortization:	Interest-only for first 12 months; 348
	months thereafter		Historical NOI
Additional Debt:	$4,000,000 Mezzanine Loan		Most Recent NOI:	$3,729,186 (T-12 April 30, 2011)
Call Protection:	L(12), YM1(104), O(4)		2nd Most Recent NOI:	$3,597,209 (December 31, 2010)
Lockbox / Cash Management(1):	Springing Soft / Springing		3rd Most Recent NOI:	$3,278,873 (December 31, 2009)

Reserves(2)			Historical Occupancy
	Initial	Monthly	Most Recent Occupancy:	97.0% (May 9, 2011)
Taxes:	$214,564	$26,820	2nd Most Recent Occupancy:	94.1% (December 31,2010)
Insurance:	$20,613	$10,307	3rd Most Recent Occupancy:	90.6% (December 31, 2009)
Replacement:	$0	$10,333	(1)	See “Lockbox / Cash Management” herein.
Required Repairs:	$81,861	NAP	(2)	See “Initial Reserves” herein and “Ongoing Reserves” herein.
			(3)	Based on amortizing debt service payments. Based on the current interest-
Financial Information			only payments, the Underwritten NOI DSCR and the Underwritten NCF DSCR
	Mortgage Loan	Total Debt(4)	for the Mortgage Loan are 1.75x and 1.68x, respectively.
Cut-off Date Balance / Unit:	$79,000	$87,000	(4)	Total Debt includes the mezzanine loan described under “Current Mezzanine or
Balloon Balance / Unit:	$66,392	$74,392	Subordinate Indebtedness” below.
Cut-off Date LTV:	69.8%	76.9%
Balloon LTV:	58.7%	65.7%
Underwritten NOI DSCR(3):	1.39x	1.21x
Underwritten NCF DSCR(3) :	1.34x	1.16x
Underwritten NOI Debt Yield:	9.4%	8.5%
Underwritten NCF Debt Yield:	9.0%	8.2%

Unit Mix(1)
Unit Type	# Units	% of Total	Occupied Units	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
1 Bed / 1 Bath	136	27.2%	133	767	$790	$1.03
2 Bed / 1 Bath	32	6.4%	32	946	$897	$0.95
2 Bed / 2 Bath	304	60.8%	292	1,204	$1,006	$0.84
3 Bed / 2 Bath	28	5.6%	28	1,406	$1,450	$1.03
Total / Wtd. Avg.	500	100.0%	485	1,080	$965	$0.89
(1)	Source: Appraisal. Occupied Units based on rent roll dated May 9, 2011.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

13516 Skywatch Lane Louisville, KY 40245 Elmsford, NY 10523	Collateral Asset Summary Paddock at Eastpoint	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$39,500,000 69.8% 1.39x 9.4%

The Loan.    The Paddock at Eastpoint loan (the "Paddock at Eastpoint Loan") is a $39.5 million fixed rate loan secured by the borrower's fee simple interest in the 500-unit Class A multifamily property located in Louisville, Kentucky (the "Paddock at Eastpoint Property").  The Paddock at Eastpoint Loan has a 10-year term, an initial interest-only period of twelve months, and amortizes on a 29-year schedule thereafter.  The Paddock at Eastpoint Loan accrues interest at a fixed rate equal to 5.2935%. Loan proceeds, with an additional $4,000,000 mezzanine loan (as described herein in the “Current Mezzanine or Subordinate Indebtedness” section; and together with the Paddock at Eastpoint Loan, the "Aggregate Indebtness"), were used to retire existing debt of approximately $41.0 million. Based on the "As-is" appraised value of $56.6 million for the Paddock at Eastpoint Property as of May 18, 2011, the Cut-off LTV is 69.8% for the Paddock at Eastpoint Loan and 76.9% for the Aggregate Indebtedness.  The most recent prior financing of the Paddock at Eastpoint Property was not included in a securitization.

The Borrower / Sponsor.    The borrower is TPE LLC is a single purpose Kentucky limited liability company.  The sponsor of the borrower and the carveout guarantor is J. Scott Hagan and is also a UBS Wealth Management client.  Mr. Hagan has over 25 years of commercial real estate experience. In 1996 he founded Hagan Properties, Inc., which has since grown into one of the major commercial real estate developers in Louisville. The company specializes in the development, redevelopment, leasing, management and marketing of shopping centers, apartments and condominiums in Kentucky. Since its inception, Hagan Properties, Inc. has acquired and developed approximately two million square feet of shopping centers within the Louisville community. The company currently owns and manages four shopping centers totaling 979,000 square feet with an additional 510,000 square feet under development. Hagan Properties, Inc.’s shopping center portfolio includes national anchor tenants such as Lowe’s, Walmart, Target, Jo-Ann Fabrics, Borders Books and Cost Plus World Market. The Paddock at Eastpoint Property is the first multifamily development in the Hagan Properties, Inc. portfolio.  As of March 31, 2011, Mr. Hagan and affiliates (J. Scott Hagan, Hagan Development Trust, Continuum Trust and Main & Main, Ltd.) reported a combined net worth of $65.2 million with liquidity of $2.5 million. A majority of Mr. Hagan and affiliates’ net worth is related to his real estate business investments valued at approximately $182 million.

The Property.  The Paddock at Eastpoint Property is located along the south side of Factory Lane in northeastern Louisville just off the Gene Snyder Freeway (I-265) approximately 17 miles east of downtown Louisville. The Paddock at Eastpoint Property was built in two phases: phase I (298 units) in 2005-2006 and phase II (202 units) in 2007-2008. The Paddock at Eastpoint Property is approximately one-half mile east of Lagrange Road, a main north/south thoroughfare providing neighborhood access to I-265, Louisville’s outer loop. This corridor of Lagrange Road consists of a significant amount of commercial uses, which include strip shopping centers and a variety of freestanding retail buildings. Nearby retailers include Wal-Mart, Target and Kroger anchored centers. The Paddock at Eastpoint Property is adjacent to Eastpoint Business Center, a 600-acre, master planned business park that includes office space, distribution and banking facilities. The Paddock at Eastpoint Property is conveniently located to I-71, I-64, and the Watterson Expressway (I-264), and all major interstates surrounding downtown Louisville. Average 2010 household income within a one-, three-, and five-mile radius of the Paddock at Eastpoint Property is $160,778, $112,219 and $100,801, respectively.

The Paddock at Eastpoint Property consists of 500 garden-style apartment units within 14, two-story buildings and 14, three-story buildings. The unit mix includes 136 one-bedroom, one-bath garden apartments (27.2% of all units), 32 two-bedroom, one-bath garden apartments (6.4%), 304 two-bedroom, two-bath apartments (60.8%), and 28 three-bedroom, two-bath apartments (5.6%).  The Paddock at Eastpoint Property has 624 parking spaces, yielding a parking ratio of 1.25 spaces per unit, and offers residents 148 direct access garages and 32 assignable garages and storage units that are rented separately from the apartment units. The Paddock at Eastpoint Property had an occupancy of 90.6% and 94.1% as of year-end 2009 and year-end 2010, respectively.  The Paddock at Eastpoint Property’s current occupancy is 97.0% as of the May 9, 2011 rent roll.

All units have fully equipped kitchens with stainless steel appliances, granite countertops in kitchen and bathrooms, custom maple cabinetry, walk-in closets, hookups for full size washer/dryers, garden tubs with ceramic tile surrounds, private patios and/or balconies with storage closets, and intrusion alarm systems. Select units feature computer nooks, bay windows and fireplaces. Community amenities include a clubhouse with business center and conference room, a resort style swimming pool and sundeck, on-site fitness center and yoga facility, children’s playground, dog walk and park, community picnic areas and grills, car care center, and laundry facility.

The Market.    As of first quarter 2011, the Louisville market contains 42,821 units within 259 properties. Per REIS, the Louisville market vacancy rate reported is reported at 5.2% for the first quarter 2011, down slightly from year-end 2010 vacancy rate of 5.3%. Average first quarter asking rent is $655 per month, a slight increase from year-end 2010 of asking rent $652. Over the past seven years, the annual vacancy rate has steadily declined with asking rents increasing. REIS projects a stable vacancy rate from 2011 to 2015 ranging between 4.7% and 5.3%. REIS forecasts annual asking rent growth over the next five years up to an estimated $759 per month, representing a 15.9% growth over the first quarter 2011 asking rents.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

13516 Skywatch Lane Louisville, KY 40245 Elmsford, NY 10523	Collateral Asset Summary Paddock at Eastpoint	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$39,500,000 69.8% 1.39x 9.4%

The Paddock at Eastpoint Property is situated within the Northeast Jefferson County submarket, which ranks first in the Louisville market in terms of asking rents and occupancy levels. The submarket contains the largest inventory at 10,558 units within 44 properties. REIS reports a first quarter 2011 vacancy rate of 4.0%, which is a slight decrease from year-end 2010 vacancy rate of 4.1%. The vacancy rate has remained stable over the past year and since 2003 the Paddock at Eastpoint Property’s submarket has outperformed the overall market. REIS’ five year annualized forecast estimates a vacancy rate of 4.7%. Inventory growth has remained stagnant. Within the Paddock at Eastpoint Property’s submarket, there is a limited amount of vacant land; therefore, the Paddock at Eastpoint Property’s area is considered to have significant barriers to entry. The overall strength of the submarket reflects its status as one of the most desirable areas in the Louisville metro area.

Summary of Comparable Properties(1)
Property Name	Location	Year Built	Occupancy	Number of Units	Avg. Unit Size (Sq. Ft.)	Avg. Rent Per Month
Paddock at Eastpoint Property	Louisville, KY	2005-2008	97%	500	1,080	$965
Blankenbaker Crossings	Louisville, KY	2005	97%	236	1,013	$853
Champion Farms	Louisville, KY	1997	96%	264	934	$838
Crowne at the Summit	Louisville, KY	2001	99%	316	1,129	$973
The Legends at Indian Springs	Louisville, KY	2000	96%	212	1,068	$885
The Summit Place	Louisville, KY	2004	99%	200	1,138	$867
Terraces at Forest Springs	Louisville, KY	2001	100%	328	1,169	$954
The Villas of Forest Springs	Louisville, KY	2003	99%	120	1,047	$856
(1)	Source: Appraisal.

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2009	12/31/2010	T-12 4/30/2011	U/W	U/W per Unit
Base Rent	$5,269,711	$5,296,833	$5,307,182	$5,366,232	$10,732
Value of Vacant Space(1)	0	0	0	$167,340	335
Gross Potential Rent	$5,269,711	$5,296,833	$5,307,182	$5,533,572	$11,067
Total Other Income	476,131	712,299	713,655	669,028	1,338
Less: Vacancy(2)	(344,935)	(444,817)	(367,549)	(435,472)	(871)
Total Revenue	$5,400,907	$5,564,315	$5,653,288	$5,767,128	$11,534
Total Expenses	2,122,034	1,967,106	1,924,102	2,048,440	4,097
Net Operating Income	$3,278,873	$3,597,209	$3,729,186	$3,718,688	$7,437
Capital Expenditures	0	208,489	176,155	150,000	300
Net Cash Flow	$3,278,873	$3,388,720	$3,553,031	$3,568,688	$7,137
(1)
Value of Vacant Space is based on market rents per the current rent roll as of May 9, 2011 and includes the two model units (1BR at $750/month and 2BR at $950/month) noted as Vacant Admin/Down on the rent roll.

(2)	Underwritten vacancy is 5.0%, which is higher than the actual physical vacancy of 3%. Vacancy also includes Concessions, Credit Loss, and Employee Units.

Property Management.    The Paddock at Eastpoint Property is managed by Hagan Properties, Inc., a borrower affiliate.

Lockbox / Cash Management.    The Paddock at Eastpoint Loan is structured with a springing soft lockbox and springing cash management. The Paddock at Eastpoint Loan provides for cash management upon the occurrence of (a) an event of default under the Paddock at Eastpoint Loan or the mezzanine loan, (b) the bankruptcy or insolvency of guarantor, borrower or manager, or (c) if the DSCR of the Aggregate Indebtedness (based on a T-12 underwritten net cash flow and actual debt service constant) falls below 1.10x, as determined by lender. The Paddock at Eastpoint Loan also provides for a cash sweep upon the occurrence of (a) an event of default under the Paddock at Eastpoint Loan, (b) the bankruptcy or insolvency of guarantor, borrower or manager, or (c) if the DSCR of the Aggregate Indebtedness (based on a T-12 underwritten net cash flow and actual debt service constant) falls below 1.05x, as determined by lender.  In the event that an event of default exists under the mezzanine loan, excess cash shall be transferred to the mezzanine lender to be held and applied in accordance with the terms of the mezzanine loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

13516 Skywatch Lane Louisville, KY 40245 Elmsford, NY 10523	Collateral Asset Summary Paddock at Eastpoint	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$39,500,000 69.8% 1.39x 9.4%

Initial Reserves.    At closing, the borrower deposited (i) $214,564 into a tax reserve account, (ii) $20,613 into an insurance reserve account and (iii) $81,861 into a required repairs reserve account.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) $26,820 into a monthly tax reserve account, (ii) $10,307 into a monthly insurance reserve account and (iii) $10,333 into a capital expenditure reserve account if on any monthly payment date, the balance of the capital expenditure reserve account is less than $496,000.

Current Mezzanine or Subordinate Indebtedness.    In conjunction with the Paddock at Eastpoint Loan, Redwood Commercial Mortgage Corporation provided a $4,000,000 mezzanine loan. The Paddock at Eastpoint Loan and mezzanine loan were funded separately.  The mezzanine loan is interest only at a rate of 9.8500% and is co-terminus with the Paddock at Eastpoint Loan.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

13516 Skywatch Lane Louisville, KY 40245 Elmsford, NY 10523	Collateral Asset Summary Paddock at Eastpoint	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$39,500,000 69.8% 1.39x 9.4%

Paddock at Eastpoint
13516 Skywatch Lane
Louisville, KY 40245
Buckner
River Bluff
CLARK COUNTY
OLDHAM COUNTY
SHELBY COUNTY
JEFFERSON COUNTY
INDIANA
KENTUCKY
Ohio River
Prospect
Utica
Jeffersonville
Oak Park
Glenview
Green Spring
Orchard Grass Hills
Crestwood
Pewee Valley
Barbourmeade
Riverwood
Northfield
Bancroft
Langdon Place
Creekside
Rolling Fields
Indian Hills
Windy Hills
Graymoor-Devondale
Lyndon
Anchorage
Druid Hills
Beechwood Village
St. Matthews
Louisville
Norwood
Bellemeade
Blue Ridge Manor
Middletown
Hurstbourne
Douglass Hills
St. Regis Park
Hurstbourne Acres
Forest Hills
Houston Acres
West Buechel
Buechel
Jeffersontown
Watterson Park
Newburg
Fern Creek
Highview
Okolona
Bowman Field
Jewish Hospital Medical Center Northeast
Tom Sawyer State Park
Jefferson Mall
Gene Snyder Frwy
Factory Ln
Westport Rd
Collins Ln
Bellardsville Rd
Covered Bridge Rd
Sleepy Hollow Rd
Todds Point Rd
Aiken Rd
Old Henry Rd
LaGrange Rd
Hurstbourne Pkwy
New Poplar Lick Rd
Taylorsville Rd
Hikes Ln
Klondike Ln
Six Mile Ln
Bardstown Rd
Manslick Rd
Fern Valley Rd
Outer Loop
Shelbyville Rd
Breckenridge Ln
Westport Rd
Brownsboro Rd
Collector Works Rd
Stony Brook Dr
Watterson Trail
Blankenbaker Rd
Bluegrass Pkwy
Ruckriegel Pkwy
Hurstbourne Pkwy
Indian Trl
Shepherdsville Rd
Fegenbush Ln
Mall St. Matthews
Baptist Hospital East
Oxmoor Center
University of Louisville Isaac Shelby Campus
Downtown Louisville 2 miles
Louisville Intl. Airport 2 miles
71
64
264
265
42
22
146
841
60
155
150
31
362
864

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5001-5011 Montgomery Boulevard and 4511-4601 San Mateo Boulevard NE Albuquerque, NM 87109	Collateral Asset Summary Montgomery Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$28,970,529 65.2% 1.86x 12.3%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Anchored Retail
Sponsor:	Gary D. Goodman			Collateral:	Fee Simple
Borrower:	Montgomery Plaza Partners LLC			Location:	Albuquerque, NM
Original Balance:	$29,000,000			Year Built / Renovated:	1974 – 1990 / 2001
Cut-off Date Balance:	$28,970,529			Total Sq. Ft.:	388,453
% by Initial UPB:	2.1%			Property Management:	Integrated Property Services Company Inc.,
Interest Rate:	5.1880%				d/b/a Goodman Realty Group
Payment Date:	6th of each month			Underwritten NOI:	$3,555,819
First Payment Date:	August 6, 2011			Underwritten NCF:	$3,324,756
Maturity Date:	July 6, 2021			Appraised Value:	$44,460,000
Amortization:	360 months			Appraisal Date:	April 27, 2011
Additional Debt:	None
Call Protection:	L(11), YM2(104), O(5)			Historical NOI
Lockbox / Cash Management (1):	Hard / Springing			Most Recent NOI:	$3,273,691 (T-12 March 31, 2011)
				2nd Most Recent NOI:	$3,247,560 (December 31, 2010)
Reserves				3rd Most Recent NOI:	$3,301,626 (December 31, 2009)
		Initial	Monthly
Taxes:		$72,763	$36,381	Historical Occupancy
Insurance:		$14,718	$4,906	Most Recent Occupancy:	93.6% (April 30, 2011)
Replacement:		$0	$6,525	2nd Most Recent Occupancy:	92.5% (December 31, 2010)
TI/LC:		$0	$22,908	3rd Most Recent Occupancy:	94.5% (December 31, 2009)
Required Repairs:		$549,753	NAP	(1)	Cash management will be triggered if the DSCR is less than 1.15x on the last
Subdivision Reserve(2):	$1,000,000		$0		day of the calendar quarter.
Free Rent Reserve:		$31,233	$0	(2)	The Subdivision Reserve will be released to the borrower upon satisfaction of
iT’Z Tenant Cash Flow Sweep Reserve(3)		NAP	Variable		the following conditions (each within one year of the loan closing): (i) $750,000
					will be released upon completion of the Chick-Fil-A parcel subdivision, and (ii)
Financial Information					$250,000 will be released upon delivery of an estoppel or a release of liability
Cut-off Date Balance / Sq. Ft.:			$75		and waiver of claims in acceptable form executed by Chick-Fil-A. If both of
Balloon Balance / Sq. Ft.:			$62		these conditions have not been satisfied within such period, the entire
Cut-off Date LTV:			65.2%		Subdivision Reserve may either be applied by lender to pay down the principal
Balloon LTV:			54.0%		balance of the loan or at lender’s option be retained as additional cash
Underwritten NOI DSCR:			1.86x		collateral for the loan. If the condition described in clause (i) has been
Underwritten NCF DSCR:			1.74x		satisfied, but the condition described in clause (ii) has not been satisfied, the
Underwritten NOI Debt Yield:			12.3%		remaining $250,000 shall be deposited into the TI/LC Reserve.
Underwritten NCF Debt Yield:			11.5%	(3)	All excess cash will be swept into the iT’Z Tenant Cash Flow Sweep Account,
					subject to a cap of $483,396, which amount is equivalent to one year’s rent
					payable under the iT’Z lease, until iT’Z executes an estoppel and SNDA in
					acceptable form. In the event that iT’Z does not execute such SNDA and
					estoppel within one year of the closing date, such amounts shall be deposited
				into the TI/LC Reserve.

TRANSACTION HIGHLIGHTS

▪
Experienced Sponsorship. The sponsor of the Montgomery Plaza loan is Gary D. Goodman and the property is managed by the Goodman Realty Group.  Mr. Goodman purchased the Montgomery Plaza property in 2001 at an occupancy of approximately 47%. Within a 2 year period, Mr. Goodman was able to increase the occupancy to over 90%. Goodman Realty Group is a full service national real estate firm specializing in acquisition, development, asset and property management, leasing and construction. Mr. Goodman has developed and owned property in Albuquerque since 1970. Goodman Realty Group owns and manages over one million square feet of commercial property in New Mexico.

▪
Location.  The Montgomery Plaza property is located on the border of the North I-25 and Far Northeast Heights submarkets of Albuquerque and at the corner along two of the most heavily trafficked surface streets in Northeast Albuquerque, Montgomery Boulevard and San Mateo Boulevard, with primary traffic counts in excess of 29,000 daily.

▪
Tenancy. The Montgomery Plaza property benefits from strong anchor tenants including Burlington Coat Factory (25.1% of NRA, $119 sales PSF), Ross Stores, Inc. (7.8% of NRA, $319 sales PSF) and Walgreens Co. (5.2% of NRA, $209 sales PSF). In addition, Montgomery Plaza features destination retail tenants including Cinema USA/Movies 8 (8.2% of NRA) and iT’Z Family Fun Center (13.8% of NRA), with the remainder a diverse mix of national, regional, and local tenants. 2010 sales were $178 PSF with an occupancy cost of 7.3%, for tenants reporting for the full year.

▪	Below Market Rents. According to the appraiser, the overall property rent average is approximately $9.83 PSF versus a $13.50 PSF median asking lease rate for neighborhood centers.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2601 Dawson Road Albany, GA 31707	Collateral Asset Summary Albany Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$28,677,301 71.7% 1.72x 12.6%

Mortgage Loan Information			Property Information
Loan Seller(1):	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Anchored Retail
Sponsor:	Albany Mall Capital, LLC		Collateral:	Fee Simple
Borrower:	Albany Mall, L.L.C.		Location:	Albany, GA
Original Balance:	$28,700,000		Year Built / Renovated:	1976 / 1988
Cut-off Date Balance:	$28,677,301		Collateral Sq. Ft.:	446,969
% by Initial UPB:	2.1%		Total Sq. Ft.:	753,552
Interest Rate:	6.1760%		Property Management:	Aronov Realty Management, Inc.
Payment Date:	6th of each month		Underwritten NOI:	$3,609,341
First Payment Date:	August 6, 2011		Underwritten NCF:	$2,806,873
Maturity Date:	July 6, 2021		Appraised Value:	$40,000,000
Amortization:	360 months		Appraisal Date:	May 2, 2011
Additional Debt(2):	Future Mezzanine Debt Permitted
Call Protection:	L(25), D (88), O(7)		Historical NOI
Lockbox / Cash Management:	Soft / In Place		Most Recent NOI:	$3,687,906 (T-12 March 31, 2011)
			2nd Most Recent NOI:	$3,742,418 (December 31, 2010)
Reserves			3rd Most Recent NOI:	$3,751,819 (December 31,2009)
	Initial	Monthly
Taxes	$320,664	$40,083	Historical Occupancy(6)
Insurance:	$88,302	$12,615	Most Recent Occupancy(7) :	90.8% (June 14, 2011)
Replacement:	$0	$6,892	2nd Most Recent Occupancy:	92.7% (December 31,2010)
TI/LC:	$0	$21,021	3rd Most Recent Occupancy:	93.5% (December 31, 2009)
Required Repairs:	$28,125	NAP
Old Navy Rollover(3):	$225,000	$0	(1)	The Albany Mall loan was originated by Regions Bank and purchased by
Justice Rollover(4):	$75,000	$0	UBSRES in June 2011.
Roof Repairs(5):	$793,000	$0	(2)	Future mezzanine debt is allowed, provided, among other things, the combined
			LTV is not greater than 72%, the combined DSCR is not less than 1.48x and
			the combined debt yield is not less than 10.36%.
			(3)	Reserve for payment of tenant improvement expenses incurred by borrower in
Financial Information			connection with a renewal or extension of the Old Navy Lease.
Cut-off Date Balance / Sq. Ft.:		$64	(4)	Reserve for payment of tenant improvement expenses incurred by borrower in
Balloon Balance / Sq. Ft.:		$55	connection with a lease with Tween Brands, Inc. d/b/a Justice (which lease, as
Cut-off Date LTV:		71.7%	of August 2, 2011, remained unsigned).
Balloon LTV:		61.2%	(5)	Based on the property condition report obtained at origination and the expected
Underwritten NOI DSCR:		1.72x	useful lives of the roofs of the improvements, it was anticipated that phased
Underwritten NCF DSCR:		1.33x	roof replacement would be required during the term of the loan. The reserve
Underwritten NOI Debt Yield:		12.6%	funds are to be used for payment of costs incurred by borrower in connection
Underwritten NCF Debt Yield:		9.8%	with such roof replacement at the property.
			(6)	Occupancy excludes JCPenney, Sears and Belk, which own their own
			improvements and are not part of the collateral.
			(7)	Temporary tenants occupying 5,712 sq. ft (1.3%) are underwritten as vacant
			space.

TRANSACTION HIGHLIGHTS

▪
Location. The Albany Mall property is located in the retail corridor of a trade area spanning 75 miles.  Other major national retailers located within one mile of Albany Mall include Wal-mart, Target, K-mart, Kohl’s, Home Depot, Lowe’s, Stein Mart, TJ Maxx, Ross, Hobby Lobby and grocers Publix and Winn-Dixie.  The nearest competitive malls are in Macon, GA, Columbus, GA, Centerville, GA, Dothan, AL, and Valdosta, GA, all at least 75 miles from the Albany Mall Property.  There is no active new construction in the trade area.

▪
Experienced Management. The Albany Mall Property is managed by Aronov Realty Management Inc., which was founded in 1952 and, since its inception, has been actively involved in the development, leasing, and management of retail centers. Aronov has developed and/or managed over 150 retail properties of various types in 16 states and 80 communities, including 26 enclosed malls. In addition to malls, their retail involvement includes strip centers, power centers, and life style centers.

▪
Stable Occupancy History. Since 2008, the collateral occupancy has ranged from 90.8% to 95.5% with an average of 93.1%, which excludes 306,583 sq. ft. of non-collateral anchors (Sears, JCPenney and Belk).  Total occupancy including the non-collateral anchors ranged from 94.5% to 97.3% with an average of 95.9% since 2008.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

11645 Wilshire Boulevard Los Angeles, CA 90025	Collateral Asset Summary Wilshire West Medical Center	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$27,930,992 72.4% 1.61x 9.9%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Medical Office
Sponsor:	Edward G. Hudson		Collateral:	Leasehold
Borrower:	Wilshire West Medical Tower, LLC		Location:	Los Angeles, CA
Original Balance:	$28,000,000		Year Built / Renovated:	1978 / 2007
Cut-off Date Balance:	$27,930,992		Total Sq. Ft.:	75,937
% by Initial UPB:	2.0%		Property Management(4):	Boulevard Investment Group, Inc.
Interest Rate:	4.5980%		Underwritten NOI:	$2,776,756
Payment Date:	6th of each month		Underwritten NCF:	$2,640,048
First Payment Date:	July 6, 2011		Appraised Value:	$38,600,000
Maturity Date:	June 6, 2016		Appraisal Date:	April 11, 2011
Amortization:	360 months
Additional Debt(1):	Future Mezzanine Debt Permitted		Historical NOI
Call Protection:	L(11), YM2(44), O(5)		Most Recent NOI	$2,442,760 (December 31, 2010)
Lockbox / Cash Management(2):	Springing Hard / Springing		2nd Most Recent NOI:	$2,455,607 (December 31, 2009)
			3rd Most Recent NOI:	$2,397,214 (December 31, 2008)
Reserves
	Initial	Monthly	Historical Occupancy
Taxes	$26,416	$13,208	Most Recent Occupancy:	91.1% (May 1, 2011)
Insurance:	$46,855	$5,208	2nd Most Recent Occupancy:	84.9% (December 31, 2010)
Replacement:	$0	$1,898	3rd Most Recent Occupancy:	83.5% (December 31, 2009)
TI/LC(3):	$142,000	$9,494	(1)	Future mezzanine debt is allowed, provided, among other things, the combined
Required Repairs:	$50,625	NAP	LTV shall not be above 73% and the combined DSCR is not less than 1.35x.
Ground Rent:	$23,205	$11,603	(2)	A hard lockbox with cash management will be triggered upon an event of
Free Rent Funds:	$477,014	$0	default, if the DSCR is less than 1.15x on the last day of a calendar quarter or
			if there is a mezzanine loan outstanding.
Financial Information			(3)	TI/LC reserves are subject to a cap of $341,780.
Cut-off Date Balance / Sq. Ft.:		$368	(4)	Edward G. Hudson is also the sponsor and Boulevard Investment Group, Inc. is
Balloon Balance / Sq. Ft.:		$338	also the property manager for the loans to affiliated borrowers identified as
Cut-off Date LTV:		72.4%	Brotman Physicians Plaza and Northridge Medical Tower on Annex A-1 to the
Balloon LTV:		66.5%	Prospectus Supplement.
Underwritten NOI DSCR:		1.61x
Underwritten NCF DSCR:		1.53x
Underwritten NOI Debt Yield:		9.9%
Underwritten NCF Debt Yield:		9.5%

TRANSACTION HIGHLIGHTS

▪
Prime Location. The Wilshire West Medical Center property is located in close proximity to major hospitals in Los Angeles including Ronald Reagan UCLA Medical Center (1.25 miles NE), St. Johns Medical Center (2.0 miles SW), Santa Monica UCLA Medical Center (2.25 miles SW) and Veterans Administrations Medical Center (0.25 miles E). The Wilshire West Medical Office property is located on a heavily traveled main east / west arterial in Brentwood with the 405 Freeway one mile east of the property.

▪
Strong Tenancy. The Wilshire West Medical Center property has a granular tenant roster with the top 5 of 38 unique tenants making up 31.2% of total NRA. The majority of the tenants have leased space at the property for more than a decade with minimal turnover.

▪
Recent Renovations. The Wilshire West Medical Center property was built in 1978 and underwent a renovation in 2007. Approximately $1.5 million has been spent on capital improvements since the sponsor acquired the property in 1997 with an additional $6.8 million spent on tenant improvements.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2422 Banks Edge Way Reynoldsburg, OH 43068	Collateral Asset Summary Creekside at Taylor Square	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$27,817,289 74.8% 1.41x 9.7%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose(1):	Refinance		Property Type:	Multifamily Garden
Sponsor:	Herbert R. Chisling		Collateral:	Fee Simple
Borrower:	Creekside Acquisition Columbus		Location:	Reynoldsburg, OH
	Associates, LLC		Year Built / Renovated:	2002 – 2007 / NAP
Original Balance:	$27,900,000		Total Units:	532
Cut-off Date Balance:	$27,817,289		Property Management:	Crawford Communities, LLC
% by Initial UPB:	2.0%		Underwritten NOI(3):	$2,686,407
Interest Rate:	5.5410%		Underwritten NCF(3):	$2,526,807
Payment Date:	6th of each month		Appraised Value:	$37,200,000
First Payment Date:	June 6, 2011		Appraisal Date:	March 24, 2011
Maturity Date:	May 6, 2021
Amortization:	360 months		Historical NOI(4)
Additional Debt:	None		Most Recent NOI:	$2,754,401 (T-12 May 31, 2011)
Call Protection:	L(27), D(89), O(4)		2nd Most Recent NOI:	$2,622,727 (December 31, 2010)
Lockbox / Cash Management(2):	Soft / Springing		3rd Most Recent NOI:	$2,421,463 (December 31, 2009)

Reserves			Historical Occupancy(5)
	Initial	Monthly	Most Recent Occupancy:	94.5% (July 12, 2011)
Taxes:	$0	$69,355	2nd Most Recent Occupancy:	94.2% (December 31, 2010)
Insurance:	$28,714	$14.357	3rd Most Recent Occupancy:	91.3% (December 31, 2009)
Replacement:	$0	$13,300	(1)	The Creekside at Taylor Square property consists of 532 apartment units. The
Required Repair:	$64,121	$0	Creekside at Taylor Square Loan facilitated the acquisition of 17 units and the
			refinance of 515 units, which brought 100% of the condominium (532 units)
Financial Information			under the borrower’s control.
Cut-off Date Balance / Unit:		$52,288	(2)	Cash management will be triggered if the DSCR based on the trailing twelve
Balloon Balance / Unit:		$43,877	month period is less than 1.15x.
Cut-off Date LTV:		74.8%	(3)	Underwritten NOI and NCF are based on 532 units.
Balloon LTV:		62.7%	(4)	NOI for 2009, 2010, and T-12 are based only on 515 units and excludes 17
Underwritten NOI DSCR:		1.41x	units acquired at closing.
Underwritten NCF DSCR:		1.32x	(5)	Occupancy for 2009 and 2010 are based on 515 units and excludes 17 units
Underwritten NOI Debt Yield:		9.7%	acquired at closing. The most recent occupancy is based on 532 units.
Underwritten NCF Debt Yield:		9.1%

TRANSACTION HIGHLIGHTS

▪
Experienced Sponsorship / Management. The carve-out guarantor, Herbert Chisling, has development and management experience in the state of Ohio in multiple asset classes over his 40+ year career. In addition, the property manager, Crawford Hoying owns and/or manages 7,000 apartments in 25 communities throughout the Columbus metro area and also manages 2 million square feet of commercial properties.

▪
Class A Product. The Creekside at Taylor Square property is relatively newer construction, having been built in three phases from 2002 to 2007.  The property’s amenity package includes washer dryer hookups in all units, a clubhouse with a fitness center, free cable TV, two resort-style swimming pools with fountains and a sundeck. There are a variety of floor plans available. All units include a private patio or balcony. There are 77 two-bedroom units that feature walkout basements and 74 three-bedroom units that feature attached single-car garages.

▪
Equity. The borrower entity was formed to recapitalize the ownership of the Creekside at Taylor Square property. At closing, Mr. Chisling contributed approximately $6.6 million (approximately 68% ownership) of new equity to complete the transaction.

▪
Stable Operating History. The Creekside at Taylor Square property has maintained a stable operating history, with occupancy above 90% the past three years.  Occupancy for July 2011, YE 2010, and YE 2009 are 94.5%, 94.2%, and 91.3%, respectively. The YE 2010 and YE 2009 occupancies are based on 515 units and exclude 17 units acquired at closing.

▪
Strong Market. Average annual occupancy in the Columbus MSA and the submarket has been greater than 90% since at least 2002. Occupancy at the property has ranged between 91% and 94% during the last three years, and currently stands at 94.5% (7/12/2011) compared to underwritten occupancy of 88.8%. The property’s neighborhood is a growing area characterized by middle to upper-middle income residents with a median per capita income that exceeds that of the Columbus MSA.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8838 Dugas Road San Antonio, TX 78251	Collateral Asset Summary The Falls at Westover Hills	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$27,500,000 69.6% 1.44x 9.6%

Mortgage Loan Information			Property Information
Loan Seller:	LCF		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Multifamily
Sponsor:	Robert D. Geringer		Collateral:	Fee Simple
Borrower:	Agrestic I, LP		Location:	San Antonio, TX
Original Balance:	$27,500,000		Year Built / Renovated:	2009 / NAP
Cut-off Date Balance:	$27,500,000		Total Units:	394
% by Initial UPB:	2.0%		Property Management:	Capstone Real Estate Services,
Interest Rate:	5.3280%			Inc.
Payment Date:	6th of each month		Underwritten NOI:	$2,644,308
First Payment Date:	September 6, 2011		Underwritten NCF:	$2,545,808
Maturity Date:	August 6, 2016		Appraised Value:	$39,500,000
Amortization:	360 months		Appraisal Date:	May 27, 2011
Additional Debt(1):	$4,000,000 Mezzanine Loan
Call Protection:	L(24), D (32), O(4)		Historical NOI
Lockbox / Cash Management:	Soft / In Place		Most Recent NOI:	$2,108,440 (T-12 May 31, 2011)
			2nd Most Recent NOI:	$1,842,869 (December 31, 2010)
Reserves			3rd Most Recent NOI:	$237,531(December 31, 2009)
	Initial	Monthly
Taxes:	$210,918	$52,729	Historical Occupancy
Insurance:	$70,869	$5,906	Most Recent Occupancy:	95.4% (June 17, 2011)
Replacement:	$0	$8,208	2nd Most Recent Occupancy:	81.0% (December 31, 2010)
			3rd Most Recent Occupancy:	32.0% (December 31, 2009)
Financial Information			(1)	Redwood Commercial Mortgage Corporation funded a $4,000,000 mezzanine
	Mortgage Loan	Total Debt(2)	loan secured by the equity interest in the borrower. The mezzanine loan is
Cut-off Date Balance / Unit:	$69,797	$79,949	coterminous with the first mortgage loan, bears an interest rate of 10.000% and
Balloon Balance / Unit:	$64,695	$74,847	is interest-only throughout the term.
Cut-off Date LTV:	69.6%	79.7%	(2)	Total Debt includes The Falls at Westover Hills mortgage loan and the
Balloon LTV:	64.5%	74.7%	$4,000,000 mezzanine loan.
Underwritten NOI DSCR:	1.44x	1.18x
Underwritten NCF DSCR:	1.38x	1.13x
Underwritten NOI Debt Yield:	9.6%	8.4%
Underwritten NCF Debt Yield:	9.3%	8.1%

TRANSACTION HIGHLIGHTS

▪
Newly Constructed Class A Asset. The Falls at Westover Hills property is a Class A multifamily property built in 2009 for an estimated total cost of $38.7 million. The property leased up to 84% in one year and is 95.4% occupied as of June 17, 2011.

▪
Location. The Falls at Westover Hills property is located in Bexar County in northwest San Antonio in the Far West submarket. The heart of the Far West submarket is the large-scale, master-planned, mixed-use development of Westover Hills, which is where the property is located. A number of large employers including Chase Financial Services, World Savings and Loan, The Capital Group, Takata Seat Belts, Hartford Insurance, First Health Group and QVC Network, have corporate offices in Westover Hills.

▪
Submarket. The Far West Submarket consists of approximately 12,314 units with a submarket occupancy of 93.7% (however, excluding one new project of 124 units with a 52% occupancy as of May 2011, submarket occupancy would be 95.8%) for the competitive set of properties as presented in the appraisal.

▪
Sponsorship Experience.  Robert D. Geringer has been investing in real estate for over 20 years, and has been active in San Antonio since the early 1990’s.   Under Mr. Geringer’s direction, Geringer Capital has developed over 350,000 square feet of industrial space, 640 multifamily units and 6 successful subdivisions of over 800 single family homes.

▪
Property Management Experience.  Capstone Real Estate Services, Inc is a full-service, third party management firm presently managing approximately 40,000 multifamily units and 1,000,000 square feet of commercial space located in Texas, New Mexico, Florida and Louisiana.  Founded in 1969, Capstone maintains 12 offices across 7 states with over 1,100 employees.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

515 Southwest Clay Street Portland, OR 97201	Collateral Asset Summary Hotel Modera	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$24,387,448 64.9% 1.61x 10.7%

Mortgage Loan Information			Property Information
Loan Seller(1):	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Full Service Hospitality
Sponsor:	Craig Schafer; Alan Battersby,		Collateral:	Fee Simple
	Desmond Mollendor		Location:	Portland, OR
Borrower:	Posh Ventures LLC		Year Built / Renovated:	1962 / 2009
Original Balance:	$24,440,000		Total Rooms:	174
Cut-off Date Balance:	$24,387,448		Property Management:	Battersby Hotels, LLC
% by Initial UPB:	1.7%		Underwritten NOI:	$2,611,250
Interest Rate:	5.2570%		Underwritten NCF:	$2,297,884
Payment Date:	6th of each month		“As-is” Appraised Value:	$37,600,000
First Payment Date:	July 6, 2011		“As-is” Appraisal Date:	April 26, 2011
Maturity Date:	July 6, 2016		“As Stabilized” Appraised Value(5):	$41,500,000
Amortization:	360 months		“As Stabilized” Appraisal Date”	June 1, 2014
Additional Debt(2):	Future Mezzanine Debt Permitted
Call Protection:	L(26), YM1(32), O(3)		Historical NOI
Lockbox / Cash Management(3):	Hard / Springing		Most Recent NOI:	$2,800,826 (T-12 April 30, 2011)
			2nd Most Recent NOI:	$2,712,688 (December 31, 2010)
Reserves			3rd Most Recent NOI:	$1,435,527 (December 31, 2009)
	Initial	Monthly
Taxes:	$127,392	$15,924	Historical Occupancy
Insurance:	$41,201	$3,433	Most Recent Occupancy:	75.6% (April 30, 2011)
FF&E:	$0	1/12 of 4% of Gross Revenues	2nd Most Recent Occupancy:	72.2% (December 31, 2010)
Seasonality(4):	$0	$100,000, 2 times a year	3rd Most Recent Occupancy:	55.0% (December 31, 2009)
			(1)	The Hotel Modera loan was originated by CBRE Capital Partners and
Financial Information			purchased by GACC in August 2011.
Cut-off Date Balance / Room:		$140,158	(2)	Future mezzanine debt is allowed after the first 12 months of the loan term
Balloon Balance / Room:		$129,852	provided, among other things, the combined LTV is not be above 70% and
Cut-off Date LTV(5):		64.9%	the combined DSCR is not less than 1.35x.
Balloon LTV:		60.1%	(3)	Cash management will be triggered if the DSCR is less than 1.20x for three
Underwritten NOI DSCR:		1.61x	consecutive calendar quarters or if the DSCR is less than 1.10x for two
Underwritten NCF DSCR:		1.42x	consecutive calendar quarters.
Underwritten NOI Debt Yield:		10.7%	(4)	The borrower is required to deposit $100,000 on the September and October
Underwritten NCF Debt Yield:		9.4%	payment dates of each year during the term of the loan. The seasonality
			reserve may be terminated at borrower’s request provided there is no event
			of default and the property has achieved a DSCR of at least 1.15x as of the
			end of each of December, January, February and March occurring in the 24
			months preceding the date of the request.
			(5)	The “As Stabilized” LTV is 58.8% based on a stabilized occupancy of 76%
			and a stabilized ADR of $143.08 as of June 1, 2014, as determined by the
			appraiser’s market projections.

TRANSACTION HIGHLIGHTS

▪
Recent Renovation. The Hotel Modera property was purchased by the sponsor in 2007 for $13.6 million when it was operating as a Portland Days Inn. Following the acquisition, the hotel closed for an approximately $16 million renovation ($91,954 per room) and the property was reopened in June 2008 as an independent boutique hotel named Hotel Modera.

▪
Location. The Hotel Modera property is located within Portland, Oregon’s central business district, close to Portland State University and City Hall, with good visibility and accessibility within the community.  The Hotel Modera property offers on-site valet parking with a 90 parking spaces in a subterranean garage, which is not typical of downtown Portland hotels.

▪
Experienced Sponsorship. The sponsors of the Hotel Modera loan, Craig Schafer and Alan Battersby, have extensive experience in the hotel industry. Collectively, the sponsors have acquired and repositioned 10 hotels over the past 20 years.

▪
Strong Credit Metrics and Performance. The Hotel Modera loan has a 64.9% LTV based on the appraised value of $37.6 million as of April 26, 2011, a 1.42x UW NCF DSCR and an UW NOI Debt Yield of 10.7%.  As of T-12 June 2011, the Hotel Modera has an occupancy penetration of 111.9% and a RevPAR penetration of 108.3%, as reported by Smith Travel Research (STR).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Collateral Asset Summary Hamilton Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$23,950,261 63.1% 1.51x 10.3%

Mortgage Loan Information			Property Information
Loan Seller:	STWD		Single Asset / Portfolio:	Portfolio of 4 Properties
Loan Purpose:	Acquisition		Property Type:	Garden Style Multifamily
Sponsor:	Matthew A. Sharp and J. David Kelsey		Collateral:	Fee Simple
Borrower:	HPI Ashland LLC; HPI Hunt Club LLC;		Location:	Winston Salem, NC and Greensboro,
	HPI Meadowood LLC; HPI Ambercrest			NC
	LLC		Year Built / Renovated:	1983 - 1988 / 2005 - 2006
Original Balance:	$24,000,000		Total Units:	941
Cut-off Date Balance:	$23,950,261		Property Management:	Hamilton Point Property Management
% by Initial UPB:	1.7%			LLC
Interest Rate:	5.4300%		Underwritten NOI:	$2,456,220
Payment Date:	6th of each month		Underwritten NCF:	$2,220,970
First Payment Date:	July 6, 2011		Appraised Value:	$37,950,000
Maturity Date:	June 6, 2016		Appraisal Date:	April 26, 2011
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(26), D(28), O(6)		Most Recent NOI:	$1,900,510 (T-12 March 31, 2011)
Lockbox / Cash Management:	Soft / Springing		2nd Most Recent NOI:	$1,931,156 (December 31, 2010)
			3rd Most Recent NOI:	NAV
Reserves(1)
	Initial	Monthly	Historical Occupancy
Taxes:	$351,832	$35,183	Most Recent Occupancy:	94.7% (April 30, 2011)
Insurance:	$32,059	$16,029	2nd Most Recent Occupancy:	NAV
Replacement(1):	$1,030,876	$19,604	3rd Most Recent Occupancy:	NAV
Required Repairs:	$87,144	NAP	(1)	Initial reserve accounts consist of $310,591 of allocated reserves as well as
			$720,285 of unallocated reserves for capital improvements. On each
Financial Information			anniversary of the closing date of the Hamilton Portfolio loan, the monthly
Cut-off Date Balance / Unit:		$25,452	amount due shall increase by 2%.
Balloon Balance / Unit:		$23,675
Cut-Off Date LTV:		63.1%
Balloon LTV:		58.7%
Underwritten NOI DSCR:		1.51x
Underwritten NCF DSCR:		1.37x
Underwritten NOI Debt Yield:		10.3%
Underwritten NCF Debt Yield:		9.3%

TRANSACTION HIGHLIGHTS

▪	Equity. Upon closing of the Hamilton Portfolio loan, the borrower invested over $8.6 million of equity in the Hamilton Portfolio properties, or 26% of the total capitalization ($32.6 million).
▪
Economies of Scale. All four properties are located within “the Triad” which consists of the neighboring cities of Greensboro, Winston-Salem and High Point. It is anticipated the close proximity of the properties will allow the borrower to reduce expenses by bundling contracts with service providers.

▪
Low Basis/unit. The loan amount represents a basis of $25,452/unit versus an appraised value of $40,329/unit. Additionally, 55 CoStar sales comparables were identified from January 5, 2010 to April 6 2011 of multifamily properties in North Carolina with an average sales price of $75,386/unit.   Of the 55 CoStar sales comparable, 13 properties were built between 1980 – 1990 with an average sales price of $51,742/unit.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100 Townsend Street Birmingham, MI 48009	Collateral Asset Summary The Townsend Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$23,477,868 59.7% 1.87x 12.8%

Mortgage Loan Information			Property Information
Loan Seller(1):	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Full Service Hospitality
Sponsor:	Keith J. Pomeroy; David Sillman		Collateral:	Fee Simple
Borrower:	THC Investors Limited Partnership		Location:	Birmingham, MI
Original Balance:	$23,500,000		Year Built / Renovated:	1988, 2000 / 2008, 2011
Cut-off Date Balance:	$23,477,868		Total Rooms:	150
% by Initial UPB:	1.7%		Property Management:	Townsend Management Company
Interest Rate:	5.5000%			LLC
Payment Date:	6th of each month		Underwritten NOI:	$2,993,775
First Payment Date:	August 6, 2011		Underwritten NCF:	$2,262,377
Maturity Date:	July 6, 2021		“As-is” Appraised Value:	$39,300,000
Amortization:	360 months		“As-is” Appraisal Date:	May 16, 2011
Additional Debt:	None		“As Stabilized” Appraised Value(4):	$42,000,000
Call Protection:	L(25), D(91), O(4)		“As Stabilized” Appraisal Date:	May 16, 2013
Lockbox / Cash Management(2):	Hard / Springing
			Historical NOI
Reserves			Most Recent NOI:	$3,633,651 (T-12 April 30,2011)
	Initial	Monthly	2nd Most Recent NOI:	$3,337,529 (December 31, 2010)
Taxes:	$463,035	$47,818	3rd Most Recent NOI:	$2,676,550 (December 31, 2009)
Insurance:	$12,805	$6,403
FF&E:	$0	1/12 of 3% of Gross Revenues	Historical Occupancy
Seasonality(3):	$0	$100,000, 3 times a year	Most Recent Occupancy:	68.6% (April 30, 2011)
			2nd Most Recent Occupancy:	66.3% (December 31, 2010)
Financial Information			3rd Most Recent Occupancy:	57.9% (December 31, 2009)
Cut-off Date Balance / Room:		$156,519	(1)	The Townsend Hotel loan was originated by CBRE Capital Partners and
Balloon Balance / Room:		$130,906	purchased by GACC in August 2011
Cut-off Date LTV(4):		59.7%	(2)	Cash management will be triggered if the DSCR is less than 1.20x for two
Balloon LTV:		50.0%	consecutive calendar quarters or if the DSCR is less than 1.15x for one
Underwritten NOI DSCR:		1.87x	calendar quarter.
Underwritten NCF DSCR:		1.41x	(3)	The borrower is required to deposit $100,000 on the October, November and
Underwritten NOI Debt Yield:		12.8%	December payment dates of each year during the term of the loan. The
Underwritten NCF Debt Yield:		9.6%	seasonality reserve may be terminated at borrower’s request provided there is
			no event of default and the property has achieved a DSCR of at least 1.15x as
			of the end of each of February, March and April occurring in the 24 months
			preceding the date of the request.
			(4)	The “As Stabilized” LTV is 55.9% based on a stabilized occupancy of 69% and
			a stabilized ADR of $253.34 as of May 16, 2013, as determined by the
			appraiser’s market projections.

TRANSACTION HIGHLIGHTS

▪
Strong Credit Metrics and Performance. The Townsend Hotel loan has a 59.7% LTV based on the appraised value of $39.3 million as of May 16, 2011, a 1.41x UW NCF DSCR and a UW NOI Debt Yield of 12.8%.  As of T-12 June 2011, the Townsend Hotel has an occupancy penetration of 114.7%, an ADR penetration of 181.8% and a RevPAR penetration of 208.5%, as reported by Smith Travel Research (STR).

▪
Location. The Townsend Hotel property is located in Birmingham, Michigan, immediately east of the retail, dining and business core of the city’s downtown area. Birmingham is one of Detroit’s premier suburban residential communities.

▪
High End Full Service Hotel. In January 2011, the Townsend Hotel was ranked among Travel + Leisure Magazine’s annual list of the World’s 500 Best Hotels. The Townsend Hotel property features a fitness center, business center, an underground garage with approximately 80 spaces and valet service and two restaurants: Rugby Grill and Corner Bar.  The Rugby Grille has been awarded the 2010 Award of Excellence by Wine Spectator and AAA-Four Diamond Award.

▪
Recent Capital Expenditure. The sponsors have spent $1.06 million in capital expenditures in 2008-2010, including updating guest room carpeting and wallpaper, adding flat-screen televisions and DirecTV. There is an additional $827,918 of capital improvements planned for 2011 including updating HVAC units, patio furniture and mattresses, for a total of $1.89 million over four years.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

21 West 37th Street New York, NY 10018	Collateral Asset Summary Fairfield Inn – Manhattan	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$23,466,364 55.3% 1.61x 11.7%

Mortgage Loan Information			Property Information
Loan Seller:	LCF		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Limited Service Hospitality
Sponsor:	The Lam Group		Collateral:	Fee Simple
Borrower:	NY 29 West LLC		Location:	New York, NY
Original Balance:	$23,500,000		Year Built / Renovated:	2009 / NAP
Cut-off Date Balance:	$23,466,364		Total Rooms:	92
% by Initial UPB:	1.7%		Property Management:	Real Hospitality Group, LLC
Interest Rate:	5.4000%		Underwritten NOI:	$2,755,210
Payment Date:	6th of each month		Underwritten NCF:	$2,504,295
First Payment Date:	August 6, 2011		“As-is” Appraised Value:	$42,400,000
Maturity Date:	July 6, 2016		“As-is” Appraisal Date:	May 4, 2011
Amortization:	300 months		“As Stabilized” Appraised Value(2):	$47,600,000
Additional Debt:	None Permitted		“As Stabilized” Appraisal Date:	June 1, 2014
Call Protection:	L(25), D(33), O(2)
Lockbox / Cash Management:	Hard /Springing		Historical NOI
			Most Recent NOI(3):	$2,603,666 (T-12 April 30, 2011)
Reserves			2nd Most Recent NOI(3):	$2,738,840 (December 31, 2010)
	Initial	Monthly	3rd Most Recent NOI:	NAP
Taxes:	$52,588	$52,588
Insurance:	$22,812	$2,535	Historical Occupancy
Security(1):	$0	Various	Most Recent Occupancy(3) :	80.1% (T-12 April 30, 2011)
FF&E:	$0	4% of gross receipts	2nd Most Recent Occupancy(3) :	81.1% (December 31, 2010)
Funds Reserve:	$23,813	$0	3rd Most Recent Occupancy:	NAP
			(1)	A security reserve was established at closing. Borrower is required to make
Financial Information			deposits of $40,000, $60,000, and $75,000 on the first occurring August,
Cut-off Date Balance / Room:		$255,069	September and October payment dates, respectively, until the reserve balance
Balloon Balance / Room:		$228,824	reaches $175,000 (the “Cap”). If, prior to the reserve release trigger described in
Cut-off Date LTV(2):		55.3%	the last sentence of this footnote, the balance in the reserve falls below
Balloon LTV:		49.7%	$175,000, then on subsequent August, September and October payment dates,
Underwritten NOI DSCR:		1.61x	borrower is required to deposit $40,000, $60,000 and $75,000, respectively until
Underwritten NCF DSCR:		1.46x	the reserve balance reaches the Cap. The Cap may be adjusted annually based
Underwritten NOI Debt Yield:		11.7%	upon the Fairfield Inn – Manhattan property performance. If the property exhibits
Underwritten NCF Debt Yield:		10.7%	at least a 1.45x DSCR for the trailing-12 months and at least a 1.05x DSCR for
			12 consecutive months, the balance in the reserve will be released to the
			borrower, and the borrower will no longer be required to make deposits into a
			security reserve.
			(2)	The “As Stabilized” LTV ratio is 49.3% based on the appraiser’s market
			projections for achieving stabilization as of June 1, 2014.
			(3)	In September 2010, a sprinkler pipe burst and caused damage to approximately
			26 rooms at the property. Approximately 1,560 room nights, representing total
			room revenues of $361,116, were lost due to the casualty. Adding back lost
			room nights, the T-12 and 2010 occupancy would have been 84.8% and 84.2%
			respectively.

TRANSACTION HIGHLIGHTS

▪
Sponsorship Experience. The Lam Group is a leading owner/operator of branded hotels in the New York City area, having owned/developed over 3,000 rooms across 21 properties, under flags including Sheraton, Hilton, Wyndham, Best Western, Fairfield Inn, and Hampton Inn.  The majority of the hotels operated by the Lam Group are located within New York City.

▪
Location. The Fairfield Inn & Suites Hotel property is located in Midtown Manhattan, the largest central business district in New York City. The property is centrally located within the Garment District section of Manhattan. Additionally, Fairfield Inn & Suites is conveniently located in close proximity to numerous high traffic tourist destinations within Manhattan, including Times Square, Penn Station, the Empire State Building, Herald Square, and Bryant Park.

▪
Market. The New York hotel market has historically been undersupplied, with demand growth of 2.0% per year outpacing supply growth of 1.5% per year over the past 23 years. According to Smith Travel Research, as of April 2011, the competitive set’s trailing-12 months occupancy %, ADR and RevPAR were 88.5%, $196.31 and $173.76, respectively. The property’s trailing-12 months Occupancy %, ADR and RevPAR through April 30, 2011 were 80.1%, $218.97 and $175.50.

▪
International Flag. The Fairfield Inn & Suites Flag is part of the Marriott International Brands.  Fairfield Inn is the 2nd largest chain under the Marriott Flag, with over 650 locations in the U.S, Canada, and Mexico.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Collateral Asset Summary Inland – SuperValu/Walgreens Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NOI DSCR: U/W NOI Debt Yield:	$21,343,000 53.0% 2.32x 12.7%

Mortgage Loan Information			Property Information
Loan Seller:	LCF		Single Asset / Portfolio(3):	Portfolio of 6 Properties
Loan Purpose:	Acquisition		Property Type:	Single Tenant Retail
Sponsor:	Inland Private Capital Corporation		Collateral:	Fee Simple
Borrower:	Grocery & Pharmacy Portfolio DST		Location:	Various
Original Balance:	$21,343,000		Year Built / Renovated:	1999 – 2009 / Various
Cut-off Date Balance:	$21,343,000		Total Sq. Ft.:	161,717
% by Initial UPB:	1.5%		Property Management:	Inland Continental Property Management Corp
Interest Rate(1):	5.4000%		Underwritten NOI:	$2,706,270
Payment Date:	6th of each month		Underwritten NCF:	$2,600,394
First Payment Date:	August 6, 2011		Appraised Value:	$40,300,000
Anticipated Repayment Date(1):	July 6, 2021		Appraisal Date:	April 20, 2011 – May 6, 2011
Amortization(1):	Interest-only
Additional Debt(2):	$8,380,000 Mezzanine Loan		Historical NOI
Call Protection(3):	L(25), YM1(91), O(4)		Most Recent NOI:	NAP
Lockbox / Cash Management(4):	Hard / In Place		2nd Most Recent NOI:	NAP
			3rd Most Recent NOI:	NAP
Reserves
	Initial	Monthly	Historical Occupancy
Taxes(5):	$0	Springing	Most Recent Occupancy:	100.0% (May 3, 2011)
Insurance(5):	$0	Springing	2nd Most Recent Occupancy:	NAP
			3rd Most Recent Occupancy:	NAP
Financial Information			(1)	The loan is structured with an anticipated repayment date (“ARD”) of July 6,
	Mortgage Loan	Total Debt(6)		2021 and a final maturity date of July 6, 2036. In the event that the loan is not
Cut-off Date Balance / Sq. Ft.:	$132	$184		paid off on or before the ARD, the borrower is required to make monthly
Balloon Balance / Sq. Ft.:	$132	$184		payments of principal based on a 20-year amortization schedule and an
Cut-off Date LTV:	53.0%	73.8%		increased interest rate equal to the initial interest rate plus 2%. Additionally,
Balloon LTV:	53.0%	73.8%		following the ARD all excess cash flow will be used to pay down the loan.
Underwritten NOI DSCR:	2.32x	1.34x	(2)	LCF funded an $8,380,000 mezzanine loan secured by the unsold passive
Underwritten NCF DSCR:	2.23x	1.29x		equity interests in the borrower. The mezzanine loan is coterminous with the
Underwritten NOI Debt Yield:	12.7%	9.1%		first mortgage loan, bears an interest rate of 10.0000% and requires payments
Underwritten NCF Debt Yield:	12.2%	8.7%		of interest-only throughout the term. If the mezzanine loan is not repaid in full
				by September 28, 2011, the interest rate will increase to 14.0000%.
			(3)	Partial releases are permitted, subject to paydown of 110% of the allocated
				loan amount and satisfaction of DSCR and LTV tests on the remaining
				properties, however, each release of a Walgreens store will only be permitted if
				a corresponding number of Supervalu stores have been previously released.
				No releases are permitted while the mezzanine loan is outstanding.
			(4)	Once the mezzanine loan is paid off, cash management is discontinued until a
				sweep event. While the mezzanine loan is outstanding, the monthly mezzanine
				debt service payment and 50% of the excess cash flow attributed to the unsold
				equity interests shall be distributed to the mezzanine cash management
			account.
			(5)	In lieu of escrowing for real estate taxes and insurance (for the Supervalu
				locations), the key principal has guaranteed the payment of such costs for the
				SuperValu locations, in addition to replacement costs at an underwritten
			amount PSF.
			(6)	Total Debt includes the Inland-SuperValue/Walgreen Portfolio mortgage loan
				and the $8,380,000 mezzanine loan.

TRANSACTION HIGHLIGHTS

▪
Geographic Diversity. The loan is collateralized by six properties located in four states: West Virginia (two properties, 32.2% of the allocated loan amount), Kentucky (two properties, 24.7% of the allocated loan amount), Missouri (one property, 22.2% of the allocated loan amount) and Illinois (one property, 20.8% of the allocated loan amount).

▪
Long Term Net Leases. Four of the six properties are leased to Walgreens (rated NR/A2/A by Fitch/Moody’s/S&P) which contribute 53% of the total portfolio income. Two of the properties are leased to Supervalu Inc. or a subsidiary of Supervalu Inc. None of the leases expire during the term of the loan.

▪
Strong sponsorship. Inland is one of the largest retail owners/operators in the Midwest, with approximately $1.8 billion in asset acquisition value. Inland currently own interests in 143 properties totaling approximately 14 million square feet of gross leasable area.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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